UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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KBR, INC.

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TO OUR PEOPLE, FOR MAKING ANYTHING POSSIBLE 2020 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

STUART J. B. BRADIE President and Chief Executive Officer March 30, 2020 Dear KBR, Inc. Stockholders, As I write this letter to you for our Proxy Statement, the world is in the middle of a global health crisis. The COVID-19 outbreak is an unprecedented event, and although this is a time of significant uncertainty we are taking actions to support our people, their families and our customers. With operations in China and South Korea we had an early warning of the potential impact of the virus, and this allowed us to plan ahead and stress test our operations for remote working. I am humbled by the amazing efforts of our people around the globe who have pulled together, shared ideas and implemented best practices to continue to provide world-class service for our customers while also protecting their well-being and the health and safety of their colleagues. It is this can-do, people-centric and forward-thinking culture that makes KBR a great company to be part of. It is thus a great honor to share with you this special Proxy Statement, which marks the 100-year anniversary of our company, and to dedicate it to the people who made it possible — our incredible employees. It is remarkable to think of all they have accomplished throughout KBR’s history, beginning in the earliest days, when they worked with teams of wagons and mules to pave rural roads, to today, when they are helping NASA return to the moon and discover life beyond Earth. Over the past 100 years, KBR has grown into an innovative and dynamic global company, and I am proud to be a part of this journey. KBR experienced its third consecutive year of stellar results and growth momentum in 2019. We exceeded all our financial targets, resulting in increased stockholder return. Each business segment achieved double-digit growth and secured continued growth with their book-to-bill of >1. Our focus on cash management resulted in a record net income-to-cash conversion of 127%. Our strategy continues to be guided by our approach to winning the right work and focus on execution, which translated to high recompetes and business win rates last year. While we continue on this path, we are increasing our focus on managing our business responsibly. Without question, human capital is our highest priority. When I started at KBR almost six years ago, I focused on safety first. Since 2014, we have seen a true culture change that has resulted in a 70% overall improvement of our Total Recordable Incident Rate through the end of 2019. We have also made sustainability a top priority. Not only is it good for business, it’s also the right thing to do as good corporate citizens. Additionally, by innovating and commercializing clean, efficient technology solutions, we enable our customers to achieve their own sustainability goals. To drive these efforts, we formed a global sustainability committee this past year tasked with aligning our current sustainability practices and establishing a company-wide policy with measurable goals for improving both our environmental and social impact. We also appointed an inclusion and diversity lead who is spearheading KBR’s efforts to promote a more respectful, inspiring and innovative work environment for every employee. A diversity of voices, backgrounds, identities and ideas is essential for executing KBR’s long-term strategy. And I am pleased to welcome our newest member, Ms. Lynn Dugle, who brings 36 years of technology government and space industry expertise to KBR. Lynn was recognized as a Wash100 honoree in 2017 and 2018 for being one of the most influential leaders in government contracting. In 2019, she received the Washington Business Journal’s Lifetime Achievement Award and was named to their distinguished “Women Who Mean Business” list. Lynn received the 2015 Diversity in Technology award, was recognized as one of the Top 100 Women in STEM in 2012 and was named one of the Women Worth Watching in 2017 by the Profiles in Diversity Journal. Our performance this past year reflects KBR’s strong position in its markets. We believe that open and transparent communication with our stockholders and other stakeholders is a cornerstone of our corporate governance practices. We value your views and encourage you to vote. You can vote promptly by telephone, via internet or by mailing your completed signed voting card. On behalf of our Board of Directors I thank you for being a KBR stockholder and your continued support. Sincerely,

Notice of Annual Meeting of Stockholders You are cordially invited to attend KBR’s completely virtual annual stockholders’ meeting and act upon the following matters: 1. Elect as directors the nine nominees named in the attached proxy statement. 2. Consider and act upon an advisory vote to approve the named executive officer compensation as described in the Compensation Discussion and Analysis. 3. Ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit KBR’s consolidated financial statements for the year ending December 31, 2020. 4. Transact any other business that properly comes before the meeting or any adjournment or postponements of the meeting. The Proxy Statement that follows describes these items. Place The Annual Meeting will be completely virtual and only conducted via live webcast at www.virtualshareholdermeeting.com /KBR2020. There will be no physical meeting location. 1J||L When |**!| Wednesday May 13, 2020 By Order of the Board of Directors, March 30, 2020 Time 9:00 a.m. Central Daylight Time Adam Kramer Secretary Record Date Friday, March 20, 2020, at the close of business, is the record date for determination of stockholders entitled to cast votes for the virtual Annual Meeting and at any adjournment or postponement of the meeting. How to Vote Via the Internet at www.proxyvote.com(1) Call toll-free (US/Canada) at 1-800-690-6903(1) CHECK OUT OUR 2020 NOTICE OF ANNUAL STOCKHOLDER MEETING, ONLINE PROXY STATEMENT, ANNUAL REPORT AND SUSTAINABILITY REPORT AT: Mail your signed proxy card no later than May 5,2020. Virtually at the Annual Meeting through www.virtualshareholdermeeting.com /KBR2020. See page 81 for instructions. www.proxyvote.com www.kbr.com/proxy www.kbr.com/annualreport www.kbr.com/ sustainabilityreport (1) If you hold your shares through a broker or bank (as opposed to directly with KBR), you may be able to vote via the Internet or toll-free call as indicated above if your broker or bank participates in the proxy voting program provided by Broadridge Investor Communication Services. Voting via the Internet or toll-free call can be done until 11:59 p.m. EDT the day before the cut-off date or the meeting date. 2020 Proxy Statement 3

Table of Contents Proxy Summary 6 Proposals Requiring Your Vote 6 About KBR 6 Sustainability Highlights 8 Proposal No. 1 — Election of Directors to the Board 9 Governance Highlights 10 Proposal No. 2 — Advisory Vote to Approve Named Executive Officer Compensation 11 Proposal No. 3 — Ratify the Appointment of Independent Registered Public Accounting Firm 13 Corporate Governance 15 Proposal No. 1 — Election of Directors 16 Our Board 16 Process for Selecting New Directors 17 Director Qualifications 18 Nominees for Director — Term Ending 2020 19 Board and Governance Structure 24 Role of the Board of Directors 24 Our Board Leadership Structure 24 Committees of the Board 25 Board’s Role in Risk Oversight 27 Management Succession Planning 28 Director Independence 28 Board and Committee Evaluations 28 Stockholder Engagement 29 Director Orientation and Education 29 Board Practices and Procedures 29 Directors’ Attendance at Meetings 29 Anti-Hedging Policy 30 Code of Ethics 30 Contact the Board 30 Corporate Governance Materials 30 Our Sustainability Focus 31 Security Ownership of Certain Beneficial Owners and Management 32 Executive Officers 33 Executive Compensation 37 Compensation Discussion and Analysis 38 Executive Summary 38 Overview of Executive Compensation Philosophy, Policies and Practices 41 No Significant Changes Made in 2019 to KBR’s Compensation Program 44 Advisory Vote on Compensation and Stockholder Engagement 44 Summary of 2019 Compensation of Named Executive Officers 45 Elements of Compensation 45 Other Compensation Elements 54 Impact of Executive Conduct or a Restatement of Earnings on Compensation (Clawback Policy) 55 Impact of Accounting, Regulatory, and Tax Requirements on Compensation 55 Stock-Related Policies 57 No Pledging or Hedging 57 Minimum Holding Period for Restricted Stock Units and Stock Options 57 Conclusion 57 Compensation Committee Report 58 Compensation Committee Interlocks and Insider Participation 58 Executive Compensation Tables 59 Summary Compensation 59 Grants of Plan-Based Awards 61 Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table 62 Outstanding Equity Awards at Fiscal Year End 64 Option Exercises and Stock Vested 65 Pension Benefits 65 Nonqualified Deferred Compensation 66 2019 Potential Payments Upon Termination or Change-In-Control 67 Severance and Change-in-Control Agreements 68 No Employment Agreements 70 CEO Pay Ratio 70 Director Compensation 71 Certain Relationships and Related Transactions 72 Related Person Policies 72 Section 16(a) Beneficial Ownership Reporting Compliance 73 Proposal No. 2 — Advisory Vote to Approve Named Executive Officer Compensation 74 Executive Compensation 74 Audit Matters 75 Audit Committee Report 76 Primary Responsibilities and 2019 Actions 76 Oversight of Independent Auditors 76 2019 Audited Financial Statements 77 Approved Principal Accountant Fees and Services 77 Proposal No. 3 — Ratify the Appointment of Independent Registered Public Accounting Firm 78 Additional Information 79 General Information 80 Questions and Answers About KBR’s Annual Meeting 81 Additional Information Available 84 Non-GAAP Reconciliation: Adjusted EBITDA and Adjusted EPS 85 4 2020 Proxy Statement www.kbr.com

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In the late 1990s, Neil Armstrong served on the Board of Directors for Veridian, a KBR heritage company. KBR employees working on road construction in the early days. KBR completed its first offshore oil well production in the Gulf of Mexico, 43 miles south of Morgan City, Louisiana, in 1947. 2020 Proxy Statement 5

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Proxy Summary Proxy Summary This summary highlights information contained elsewhere in this proxy statement. For more information about these topics, we encourage you to review the complete proxy statement prior to voting. Proposals Requiring Your Vote Election of Directors to the Board Board Recommends FOR each nominee Advisory Vote to Approve the Named Executive Officer Compensation Board Recommends FOR Ratify KPMG LLP as the Independent Registered Public Accounting Firm Board Recommends FOR About KBR Our Mission “A leading global provider of full life-cycle professional services, project delivery and technologies supporting government services and energy markets, creating exceptional value for customers, employees and stockholders. ” 38,000 $5.6B EMPLOYEES WORLDWIDE 2019 REVENUE Including Joint Ventures as of December 31, 2019 Our Global Footprint We help advance our clients, citizens and the planet in different markets around the world. The map below shows our office and project locations at the end of 2019 as well as the markets in which we did business. Federal & Civilian Energy & Chemicals Intel & Data Science • KBR Office • KBR Project B Market Operations in More than 80 Countries 6 2020 Proxy Statement www.kbr.com

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Proxy Summary

Business Highlights

"Double-digit growth in all our three segments driving earnings per share ("EPS") growth. We demonstrated our proven track record of successful delivery and customer satisfaction by winning continuous profitable work and innovating on sustainable solutions."

15%
TOTAL REVENUE GROWTH

14%
REVENUE GROWTH IN OUR GOVERNMENT SOLUTIONS BUSINESS SEGMENT

26%
REVENUE GROWTH IN OUR TECHNOLOGY SOLUTIONS BUSINESS SEGMENT

16%
REVENUE GROWTH IN OUR ENERGY SOLUTIONS BUSINESS SEGMENT

#2
RANKING OF OUR ONE-YEAR TOTAL STOCKHOLDER RETURN ("TSR") FOR 2019 AMONG OUR TSR PEER GROUP[(1)]

Continued Sustainability Focus

BY COMMERCIALIZING OUR K-PRO™ [(2)], K-SAAT™ [(3)] AND ROSE® [(4)] TECHNOLOGIES, WHICH ENABLE OUR CLIENTS TO COMPLY WITH STRICTER ENVIRONMENTAL STANDARDS

Financial Highlights

"Third consecutive year of meeting or exceeding our financial targets. Business capture and predictable margins achieved by strong project performance."

"Our focus on working capital management resulted in a reduction of Day Sales Outstanding (average number of days to collect payments after a sale) of four days from 2018, and a strong operating cashflow to net income conversion rate."

	2018	2019	Change
REVENUE	$4,913MM	$5,639MM	+15%
ADJUSTED EBITDA*	$412MM	$471MM	+14%
OPERATING CASHFLOW	$165MM	$256MM	+55%
EARNINGS PER SHARE	$1.99	$1.41	-29%
ADJUSTED EARNINGS PER SHARE**	$1.53	$1.69	+10%

127%
NET INCOME TO OPERATING CASH CONVERSION

* Adjusted EBITDA reflects our earnings before interest income/expense, income taxes, other non-operating income/expense, and depreciation and amortization. While our 2019 EBITDA decreased from 2018 mainly due to the material gain on consolidation of Aspire Defence Holdings Ltd., of which the Company acquired its joint venture partner's interest in 2018, our 2019 Adjusted EBITDA excluding this material gain and other expenses increased from 2018. A reconciliation of net income to Adjusted EBITDA is provided on the last page of this proxy statement.

** Adjusted EPS reflects our net income divided by the outstanding shares of our common stock. While our 2019 EPS decreased from 2018 mainly due to the material gain on consolidation of Aspire Defence Holdings Ltd., of which the Company acquired its joint venture partner's interest in 2018, our 2019 Adjusted EPS excluding this material gain and other expenses increased from 2018. A reconciliation of EPS to Adjusted EPS is provided on the last page of this proxy statement.

(1) Our TSR Peer Group is used to determine KBR's TSR performance ranking among its peers during the three-year performance period of our KBR Long-Term Performance Cash Awards. Our 2019 TSR Peer Group consisted of: AECOM, Booz Allen Hamilton Holding Corporation, CACI International Inc, EMCOR Group, Inc., Fluor Corporation, Jacobs Engineering Group Inc., Leidos Holdings, Inc., McDermott International, Inc., ManTech International Corporation, Quanta Services, Inc., Science Applications International Corporation and Vectrus, Inc.

(2) KBR's K-PRO™ technology coverts low-value olefinic, paraffanic or mixed fluid streams into high-value proplylene and ethylene, saving 20-30% in CAPEX. In addition, the newly designed technology delivers higher on-stream factors and much better energy efficiency compared with existing designs.

(3) K-SAAT™ is KBR's technology to produce alkylate, an ultra-clean gasoline blend stock, by avoiding complex acid handling and cooling cost.

(4) ROSE® is KBR's resolution to IMO 2020 regulations that splits residue from a mix of crude oils into de-asphalted oil and asphaltene, allowing refineries to upgrade a larger proportion of their oil intake into high-grade products and reduce their environmental footprint.

2020 Proxy Statement 7

Proxy Summary

DIVIDENDS PAID OUT IN 2019

$46MM

1-YEAR TSR RANKING AMONG TSR PEER GROUP

2017	2018	2019
1ST	2ND	2ND

Sustainability Highlights

As we approached our 100th anniversary in 2019, we celebrated our many achievements to build a sustainable future and identified opportunities to make a more lasting impact on the planet and its people and maximize stockholder value. We embarked on a journey in 2019 to align and implement sustainability practices globally to contribute more meaningfully to the United Nations Sustainable Development Goals ("UN SDGs") and demonstrate good corporate citizenship while pursuing business growth. One of our many achievements in 2019 was the recognition of our CEO as "CEO Who Gets It" by the National Safety Council. Our CEO was one of eight CEOs selected globally, who go above and beyond to protect employees both on and off the job. With his appointment in 2014, Stuart Bradie reaffirmed that our employees are our greatest asset and that their safety is the cornerstone of KBR. Since, we have set a standard for our peers and the industry with our safety performance.

More information on our sustainability focus is provided on page 31.

35%
TRIR IMPROVEMENT FROM 2018

7K+ hours
VOLUNTEERED TO SUPPORT COMMUNITIES AROUND THE GLOBE

KBR Global Sustainability Committee
ESTABLISHED TO ALIGN AND IMPLEMENT SUSTAINABILITY PRACTICES

$600K+
COLLECTED FOR CHARITIES ACROSS THE WORLD

AWARD RECIPIENT FOR
CEO Who Gets It

Inclusion & Diversity Lead
APPOINTED TO PROMOTE A RESPECTFUL, INSPIRING AND INNOVATIVE WORKPLACE AT KBR

KBR TOTAL RECORDABLE INCIDENT RATE
(Per 200,000 work hours)

70%
TRIR decrease since our CEO introduced Zero Harm in 2014



0.418
0.279
0.237
0.215
0.191
0.125
2014
2015
2016
2017
2018
2019

7.1MM hours
WORKED WITHOUT A SINGLE RECORDABLE INCIDENT DURING ONE WHOLE MONTH OF ACHIEVING **ZERO** HARM

8 2020 Proxy Statement www.kbr.com

Proxy Summary Proposal No. 1 — Election of Directors to the Board The KBR Board of Directors is composed of nine directors with an extensive variety of skills, expertise and experience who guide and support our strategy to create long-term value for our stockholders and other stakeholders. # KBR’s Board of Directors from left: Lynn Dugle, General Lester Lyles, USAF (Ret.), James Blackwell, Stuart Bradie, Lt. General Wendy Masiello, USAF (Ret.), Umberto della Sala, Ann Pickard, Mark Baldwin, Jack Moore. 64 AVERAGE AGE 5 years AVERAGE TENURE 33% WOMEN 2 GENERALS SEVEN STARS COMBINED 2020 0-3 YRS: 2 DIRECTORS 4-8 YRS: 5 DIRECTORS >8 YRS: 2 DIRECTORS Nominating and Health, Safety, Security, Corporate Audit Compensation Environment and Governance Age Director Since Committee Committee Social Responsibility Committee Committee Mark E. Baldwin 66 2014 > James R. Blackwell 61 2014 IB Lynn A. Dugle 60 2020 A A Lester L. Lyles IB 73 2007 JB IB Wendy M. Masiello 61 2017 IB IB Jack B. Moore 66 2012 > Ann D. Pickard 64 2015 > Umberto della Sala 71 2015 IB IB Chairman of the Board Chairperson Member 2020 Proxy Statement 9

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Proxy Summary

Governance Highlights

Our Board of Directors is committed to good corporate governance and transparent communication with our stockholders and other stakeholders. We believe this is an essential element of an effective and dynamic corporate governance framework and for KBR's long-term success.

Accountable

- Annual director elections with majority voting standards
- Annual Board governance review including investor reviews and feedback
- Periodic independent director meetings with investors
- Downward discretion applied to the safety performance metric payouts of the 2017 and 2018 short-term incentive ("STI") plans
- Downward discretion applied to the 2019 STI plan payouts of certain of our Named Executive Officers ("NEOs") responsible for internal controls over financial reporting
- Action taken after response from stockholders at 2019 Annual Meeting for a rigorous Executive Compensation program: 50% of the 2020 Cash Performance Awards that is based on relative TSR will settle in stock rather than in cash with respect to our senior executives
- Increased Environmental, Social and Governance focus and enhanced disclosures in KBR's Corporate Sustainability Report

Independent and Engaged

- Significant knowledge of KBR's industries and markets
- Annual Board visits to KBR businesses or project sites
- Annual assessment of Board leadership structure

23
INDEPENDENT BOARD COMMITTEE MEETINGS

18
EXECUTIVE SESSIONS HELD IN 2019 WITHOUT MANAGEMENT PRESENT

+2
DIRECTORS OVER THE PAST THREE YEARS

-3
DIRECTORS OVER THE PAST THREE YEARS

50%
ROTATION OF ALL BOARD COMMITTEE MEMBERSHIPS AND CHAIRMEN OVER THE PAST THREE YEARS


KBR
TECHNOLOGY
Single Stream 6000 MTPD
Ammonia Plant Using KBR's
Purifier™ based technology

Avinash Malhotra has worked for KBR for 22 years. He provided leadership and significant contributions to both our ammonia business and to the success of the greater Technology Solutions business. He has been involved with the more than 100 ammonia plants installed by KBR around the world. Avinash has been an inventor named on more than 50 patent applications in various jurisdictions around the world for KBR, the highest number of patent applications of any KBR inventor.



Stephanie Trevino is a Senior Project Manager and has worked at KBR for 21 years. Stephanie has successfully led energy projects worldwide with a capital spend of up to $40B. Stephanie was the originator of ASPIRE, KBR's platform for promotion of gender inclusion and cultivating the next generation of leaders. She received the Diversity First Leadership Award in 2019 from the Texas Diversity Council for her contributions to promote diversity in our industry.

10 2020 Proxy Statement www.kbr.com

Proxy Summary Proposal No. 2 — Advisory Vote to Approve Named Executive Officer Compensation Our compensation program links pay to performance to align our senior executives’ interests with that of our stockholders. Consistent with our business strategy, we ensured our senior executives’ individual Key Performance Indicators (“KPIs”) focused on growth and expansion while reducing cost and increasing efficiencies and cash flow performance. To achieve this, we set rigorous targets for 2019 for both KBR short-term and long-term incentive plans. Compensation Highlights STRONG LINK BETWEEN PAY AND PERFORMANCE To emphasize the link between pay and Company performance, our Compensation Committee made changes in 2017 to the metrics of our STI award plan. These metrics remained a strong reflection of our pay for performance strategy this year. The changes were: • The increase of our EPS metric weighting from 25% to 40%. • Decrease of the individual Key Performance Indicators (“KPIs”) weighting from 45% to 30%. • Addition of more financially measurable metrics to our NEOs’ and other senior executives’ KPIs. • CEO’s KPIs being based on earnings before interest, tax, depreciation and amortization (“EBITDA”) targets. Additionally, in 2019, our CEO’s KPIs included a backlog target for our Energy Solutions business segment. LISTENING TO STOCKHOLDERS’ FEEDBACK In response to our stockholders’ comments regarding making our Executive Compensation program more heavily weighted on stock than cash, our Compensation Committee: • Amended our 2020 Cash Performance Awards payable under the KBR Stock and Incentive Plan with respect to our senior executives to settle in stock rather than in cash for the 50% portion that is based on relative TSR. The increase in stock-settled awards provides a larger stake in the long-term financial success of the Company that is aligned with stockholder interests. DOWNWARD DISCRETION APPLIED TO SHORT-TERM INCENTIVE AWARD PAYOUTS Due to a deficiency in our internal controls within a newly implemented ERP system in our Government Solutions business segment during the second quarter of the year, our Compensation Committee: • Applied downward discretion of 10% to the 2019 short-term incentive award earned by our NEOs involved with internal controls over financial reporting and responsible for corporate operations. While this deficiency did not result in a material misstatement in our financial statements for any period in 2019, and while the deficiency was fully remediated in the third quarter of 2019, our Compensation Committee applied negative discretion due to the importance of maintaining a strong internal controls environment. CEO RECEIVED HIS SECOND PAY INCREASE DURING HIS 5-YEAR TENURE Aligned with our rigorous Executive Compensation program, our CEO’s base salary has increased only twice since he was appointed in 2014 to reward him for his demonstrated success to: • Position KBR for long-term growth by aligning and expanding our businesses. • Increase Company performance and stockholder value. • Drive cultural change to emphasize the importance of our people, their safety and inclusion in advancing KBR. The charts on the next page depict the alignment of our CEO’s pay with Company performance during his five-year tenure with KBR. 2020 Proxy Statement 11

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Proxy Summary

CEO'S APPROVED BASE SALARY, STI PAYOUT AND LONG-TERM PERFORMANCE CASH AWARD PAYOUT


$1,000,000
$0
$0
2014
$1,870,000
$1,000,000
$0
2015
$1,000,000
$625,000
$0
2016
$3,439,800
$2,282,500
$1,000,000
2017
$3,289,000
$2,142,658
$1,050,000
2018
$7,700,000
$2,299,000
$1,100,000
2019
Base Salary
STI Payout
LTI Payout

EBITDA GROWTH AND STRATEGIC ACTIONS


$311MM
$311MM
ADJUSTED
$55MM
$55MM
ADJUSTED
$333MM
$320MM
ADJUSTED
$504MM
$412MM
ADJUSTED
$471MM*
ADJUSTED
$459MM

June 2014 — Appointment as CEO + inception of Zero Harm

2015 — Restructuring of KBR's businesses into three core markets: Government, Energy and Technology. Divestures of non-strategic businesses

2016 — Acquisition of Wyle, Inc. and Honeywell Technology Solutions Inc. (together "KBRWyle")

2017 — Growth in key areas across KBR's space portfolio with seat on NASA REMIS contract. Acquisition of Sigma Bravo in Australia.

2018 — Acquisition of Stinger Ghaffarian Technologies, Inc. and our partner's interest in Aspire Defence Holdings Limited

2019 — Global sustainability program development. Increased focus on human capital by inclusion and diversity lead appointment. Backlog growth due to LOGCAP V win. Rebranded company launch.

* *Adjusted EBITDA reflects our earnings before interest income/expense, income taxes, other non-operating income/expense, and depreciation and amortization. While our 2019 EBITDA decreased from 2018 mainly due to the material gain on consolidation of Aspire Defence Holdings Ltd., of which the Company acquired its joint venture partner's interest in 2018, our 2019 Adjusted EBITDA excluding this material gain and other expenses increased from 2018. A reconciliation of net income to Adjusted EBITDA is provided on the last page of this proxy statement.*

12 2020 Proxy Statement www.kbr.com

Proxy Summary Proposal No. 3 — Ratify the Appointment of Independent Registered Public Accounting Firm KPMG LLP, our principal independent registered public accounting firm, has audited the financial statements of KBR and its predecessor beginning with the year ended December 31, 2004. The Audit Committee is directly responsible for appointing, setting compensation for and overseeing the work of KPMG. Our Services of Independent Accountants policy requires all services to be provided by KPMG and all audit services to be provided by independent accountants other than KPMG to be pre-approved in writing by the Audit Committee. The pre-approved fees for audit services rendered by KPMG for the audit of our annual financial statements for the years ended December 31, 2019, and December 31, 2018, and fees billed or expected to be billed for audit-related, tax and all other services rendered by KPMG during those periods were: 2019 2018 Thousands of dollars Audit fees $ 6,127 $ 6,009 Audit-related fees 10 11 Tax fees 156 1,362 All other fees — — TOTAL $ 6,293 $ 7,382 t bested nineteen organizations to win a ict for architectural design services at the ed Spacecraft Center in Clearlake, Texas 1960s. The work included general site pment, design of the flight project facility, gineering evaluation laboratory and the jperations facility, and various site utilities. , this center is known as the Johnson Space r and home for NASA’s astronaut corps ission Control Center. 2020 Proxy Statement 13

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Proxy Summary # Kae Parker has worked for KBR for 20 years and works as International Operations Lead for the Multilateral Medical Operations Panel and Multilateral Space Medicine Board. Kae coordinates medical system support for crews on the International Space Station and medically certifies crew members. She recently received the NASA Silver Snoopy Award for her significant contributions to the human space flight program to ensure flight safety and mission success. # The largest grass roots refinery ever built in the U.S. in the 1970s - the Alliance refinery of Gulf Oil Co U.S. - has been dedicated at Myrtle Grove on the west bank of the Mississippi River, about 20 miles south of New Orleans. KBR was the primary contractor and employed 2,400 people during construction of the new facility. 14 2020 Proxy Statement www.kbr.com

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Corporate Governance 16 24 25 27 28 28 Board and Committee Evaluations 28 29 29 Board Practices and Procedures 29 31 # A KBR instructor with the Sling-Load Inspector Certification Course guides a student as a load is slung to a UH-60L Blackhawk helicopter at Schofield Barracks’ East Range. 24 24 29 30 30 30 30 16 17 18 19 Role of the Board of Directors Our Board Leadership Structure Committees of the Board Board’s Role in Risk Oversight Management Succession Planning Director Independence Stockholder Engagement Director Orientation and Education Proposal No. 1 — Election of Directors Our Board Process for Selecting New Directors Director Qualifications Nominees for Director — Term Ending 2020 Board and Governance Structure Directors’ Attendance at Meetings Anti-Hedging Policy Code of Ethics Contact the Board Corporate Governance Materials Our Sustainability Focus Security Ownership of Certain Beneficial Owners and Management 32 Executive Officers 33 2020 Proxy Statement 15

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Corporate Governance Proposal No. 1 — Election of Directors Proposal No. 1 — Election of Directors At our 2020 Annual Meeting of Stockholders, nine directors are to be elected to hold office until the 2021 Annual Meeting of Stockholders. All directors are elected annually, with each nominee standing for election to a one-year term. The members of our Board of Directors hold office until their successors are elected and qualified or until their earlier resignation or removal. The size of our Board of Directors is currently set at nine members. Each nominee has indicated his or her willingness to serve, if elected. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies may be voted for such substitute nominee as we may designate. We have no reason to believe that any of the nominees will be unable to serve if elected. If a quorum is present, the nominees for director receiving the majority of votes will be elected directors. Our Board A top priority of our Board and Nominating and Corporate Governance Committee is ensuring that our Board of Directors is composed of directors who bring a variety of skills relevant to our business, provide expertise that is useful to KBR and complementary to the background and experience of other Board members, and effectively represent the long-term interests of our stockholders. Below is a summary of our Board of Directors’ background and the meetings they held in 2019. • KBR’s Board of Directors from left: Mark Baldwin, Lynn Dugle, James Blackwell, Stuart Bradie, General Lester Lyles, USAF (Ret.), Umberto della Sala, Lt. General Wendy Masiello, USAF (Ret.), Ann Pickard, Jack Moore. INDEPENDENT CHAIRMAN MEETINGS HELD IN 2019 COMPENSATION NCG HSSE&SR BOARD AUDIT BOARD + AUDIT EXECUTIVE SESSIONS TOTAL YEARS OF INDUSTRY EXPERIENCE 111 ▼ govERNMENT J 20 40 6Q 80 |00 120 i4o 38 ▼ SPacE 0 20 40 60 80 100 120 140 63 ▼ TEcHNoLogi 0 20 40 60 80 100 120 140 103 ▼ ENgINEERINg 0 20 40 60 80 100 120 140 135 ▼ oIL & GaS 0 20 40 60 80 100 120 140 16 2020 Proxy Statement www.kbr.com

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Corporate Governance Proposal No. 1 — Election of Directors For additional information regarding the qualifications our Nominating and Corporate Governance Committee and Board consider in the nomination process, see “Corporate Governance — Nominating and Corporate Governance Committee — Qualifications of Directors.” The Board of Directors recommends that you vote FOR the election of all the director nominees listed below. Properly dated and signed proxies, and proxies properly submitted over the Internet and by telephone, will be so voted unless stockholders specify otherwise. Directors are elected by a majority of votes cast (the number of shares voted “For” a candidate must exceed the number of shares voted “Against” the candidate). Shares present but not voting on the election of directors will be disregarded, except for quorum purposes, and will have no effect on the election of directors. The following biographical information is furnished with respect to each of the director nominees for election at the meeting. The information includes age as of March 20, 2020, present position, if any, with KBR, period served as director, and other business experience during at least the past five years. Process for Selecting New Directors The Board has delegated to the Nominating and Corporate Governance Committee the duty of selecting and recommending prospective nominees to the Board for approval. The Nominating and Corporate Governance Committee considers suggestions of candidates made by current committee and Board members, KBR management, and stockholders. Each of the nominees for director at this meeting is an incumbent director recommended by the non-executive directors. The committee may also retain an independent executive search firm to identify candidates for consideration. Finally, stockholders may suggest candidates for nomination by contacting the Nominating and Corporate Governance Committee in the manner provided below under “Contact the Board.” 1 IDENTIFY CANDIDATE The Committee considers suggestions of candidates made by current committee and Board members, KBR management, and stockholders. 2 PRELIMINARY REVIEW CANDIDATE INFORMATION The Committee reviews information provided by the person recommending the candidate and the committee’s (and other Board members’) knowledge of the candidate to determine whether to carry out a full evaluation. This preliminary determination is based on the need for additional Board members (or for directors with particular skills or experience) and the likelihood that the candidate will meet the Board membership criteria listed below. 3 EXTERNAL REPORT BY EXECUTIVE SEARCH FIRM If a candidate warrants additional consideration, the Nominating and Corporate Governance Committee may request an independent executive search firm to gather information about the candidate’s background, experience, and reputation, and to report its findings to the committee. After reviewing that report, the committee then determines whether to interview the candidate. 4 INTERVIEW WITH CANDIDATE Interviews are carried out by one or more members of the committee and others as appropriate. 5 COMMITTEE RECOMMENDATION Once the evaluation and interview are completed, the committee provides feedback and recommendations to the Board. The Board makes a determination of nominees after reviewing that input. 2020 Proxy Statement 17

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F Corporate Governance Proposal No. 1 — Election of Directors Director Qualifications Candidates nominated for election or re-election to the board of directors should possess the following qualifications: • the highest personal and professional ethics, integrity and values; • an inquiring and independent mind; • practical wisdom and mature judgment; • broad training and experience at the policy-making level in business, government, or technology; • expertise that is useful to KBR and complementary to the background and experience of other Board members; • willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership; • commitment to serve on the Board for several years to develop knowledge about KBR’s principal operations; • willingness to represent the best interests of all stockholders and objectively appraise management performance; and • involvement only in activities or interests that do not create a conflict with the individual’s responsibilities to KBR and its stockholders. The Nominating and Corporate Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the needs of the Board at a given point in time. These criteria are periodically reviewed and updated. The Nominating and Corporate Governance Committee may consider diversity in personal background, race, gender, age and nationality when evaluating individual candidates, but KBR does not have a policy with regard to any particular aspect of diversity. 6 9 9 FINANCIAL EXPERIENCE An understanding of finance, financial statements and financial reporting processes is an important skillset enabling our directors to better understand what drives KBR’s performance and foresee the likely strategic outcomes of board decisions. LEADERSHIP Experience in significant executive leadership positions is essential to guide and direct our leaders and strategically help move KBR forward. RISK MANAGEMENT Experience with risk management is critical to foster an environment where risk management is an integral component of our strategy, culture and business operations and to ensure that policies and procedures are designed and implemented that are consistent with our risk appetite. 9 JUL / / 3 © / /* INDUSTRY EXPERIENCE Having significant industry experience is essential in understanding KBR’s risks and opportunities, regulatory environment and key industry players in order to effectively shape and advance our strategy. GOVERNMENT Directors with government contracting and operational experience play a significant role in supporting our strategic shift to diversify and expand our government business. GLOBAL EXPERIENCE Diverse global experience is critical to enable KBR to strategically leverage our global footprint and respond quickly to changes in global markets. Non-management directors may not seek re-election once they reach the age of seventy-five. Management directors must retire from the Board at the same time they retire from employment with KBR unless the Board approves continued service as a director. 18 2020 Proxy Statement www.kbr.com

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Corporate Governance
Proposal No. 1 — Election of Directors

Nominees for Director — Term Ending 2020



MARK E. BALDWIN

Age: 66 | **Director since:** 2014

Board Committees: Audit Committee (Chair) and Health, Safety, Security, Environment and Social Responsibility Committee

Other Public Company Boards: Nine Energy Service, Inc. (Audit Chair) and TETRA Technologies, Inc. (Audit Chair)

Key Qualifications and Skills:

Business Experience

- Executive Vice President and Chief Financial Officer of Dresser-Rand Group, Inc.
- Executive Vice President, Chief Financial Officer, and Treasurer of Veritas DGC Inc.
- Operating Partner at First Reserve Corporation
- Executive Vice President and Chief Financial Officer for NextiraOne
- Chairman of the Board and Chief Executive Officer for Pentacon Inc.
- Variety of finance and operations positions with Keystone International Inc., including Treasurer, Chief Financial Officer, and President of the Industrial Valves and Controls Group

Education

- B.S. (Mechanical Engineering), Duke University
- M.B.A., Tulane University
- Graduate of the Stanford Executive Program



JAMES R. BLACKWELL

Age: 61 | **Director since:** 2014

Board Committees: Nominating and Corporate Governance Committee (Chair) and Compensation Committee

Other Public Company Boards: None

Current Affiliations: Harbour Energy Ltd. (Director)

Previous Affiliations: Center for Strategic and International Studies ("CSIS") U.S.-Association of Southeast Asian Nations Strategy Commission (Commissioner); CSIS U.S.-China Policy Advisory Roundtable (Member); National Action Council for Minorities in Engineering, Inc. (Director); National Bureau of Asian Research (Director); and Saint Mary's College of California (Trustee)

Key Qualifications and Skills:

Business Experience

- Executive Vice President, Technology and Services for Chevron
- President, Chevron Asia Pacific Exploration and Production Company
- Various positions of increasing responsibility following start of career as an offshore roustabout for Gulf Oil

Education

- B.S. (Biology and Environmental Technology), University of Southern Mississippi
- M.S. (Petroleum Engineering), Tulane University
- Graduate of the Columbia Senior Executive Program

Finance | Leadership | Risk Management | Industry /Market | Government | Global

2020 Proxy Statement 19

Corporate Governance r Proposal No. 1 — Election of Directors STUART J. B. BRADIE Age: 53 | Director since: 2014 Board Committees: None Other Public Company Boards: None Key Qualifications and Skills: i & © JUL Business Experience Education • President and Chief Executive Officer, KBR, Inc. (since 2014) • B.S. (Mechanical Engineering), Aberdeen University • Group Managing Director — Operations and Delivery for WorleyParsons • M.B.A., Edinburgh Business School, Heriot-Watt University • Managing Director across Europe, Africa, Asia and the Middle East for WorleyParsons • Managing Director for PT Kvaerner Indonesia • Country Manager for Kvaerner Philippines • Global experience across over 40 countries in the hydrocarbons, mining and chemicals, power and infrastructure sectors LYNN A. DUGLE Age: 60 | Director since: 2020 Board Committees: Audit Committee and Nominating and Corporate Governance Committee Other Public Company Boards: State Street Corporation (Technology and Operational Risk Chair and Audit Member) and TE Connectivity (Audit) Current Affiliations: Intelligence and National Security Alliance (Member), The B2B Project (Member), ZOE Empowers (Member) Key Qualifications and Skills: •jf 4 fni g^ Prior Business Experience Education • Chairman, President and Chief Executive Officer at Engility Holdings Inc. • Corporate Vice President and President of Intelligence, Information and Services at Raytheon Company • Vice President, Engineering, Technology and Quality, Network Centric Systems at Raytheon Company • Vice President and General Manager, Product, Systems Software Division at ADC Telecommunications, Inc. • General Manager, Cable Systems Division at ADC Telecommunications, Inc. • Vice President, Support Engineering and Quality for the Defense Systems and Electronics Group at Texas Instruments, Inc. • B.A. (Spanish), Purdue University • B.S. (Technical Management), Purdue University • M.B.A., University of Texas at Dallas g^ Finance Leadership 4 Risk Management Industry /Market Government Global 20 2020 Proxy Statement www.kbr.com

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Corporate Governance
Proposal No. 1 — Election of Directors



GENERAL LESTER L. LYLES, USAF (RET.)

Age: 73 | **Director since:** 2007 | **Chairman of the Board since:** 2019

Board Committees: Compensation Committee and Nominating and Corporate Governance Committee

Other Public Company Boards: General Dynamics Corporation (Audit)

Current Affiliations: Battelle Memorial Institute (Director); NASA Advisory Council (Member); JobsOhio (Director); and National Academy of Engineering (Inducted Member)

Previous Affiliations: Defense Science Board in the Pentagon (Member); International Security Advisory Board at the U.S. Department of State (Member); Precision Castparts Corp. (Director); President's Intelligence Advisory Board in the White House (Member); and United Services Automobile Association (Chair)

Key Qualifications and Skills:

Business Experience

- Independent Consultant (since 2003)
- Retired Four-Star General of the U.S. Air Force
- Commander of the U.S. Air Force Materiel Command
- Vice Chief of Staff of the Headquarters of the U.S. Air Force
- Director of the Ballistic Missile Defense Organization
- Commander of the Space and Missile Systems Center

Education

- B.S. (Mechanical Engineering), Howard University
- M.S. (Mechanical and Nuclear Engineering), Air Force Institute of Technology Program, New Mexico State University
- Defense Systems Management College, Fort Belvoir, Virginia
- Armed Forces Staff College, Norfolk, Virginia
- National War College, Fort Lesley J. McNair, Washington, D.C.
- National and International Security Management Course at Harvard University
- Honorary Doctor of Laws degrees from New Mexico State University and Urbana University



LT. GENERAL WENDY M. MASIELLO, USAF (RET.)

Age: 61 | **Director since:** 2017

Board Committees: Audit Committee and Health, Safety, Security, Environment and Social Responsibility Committee

Other Public Company Boards: None

Current Affiliations: EURPAC Services, Inc. (Director); National Contract Management Association (Board of Advisors); Public Spend Forum (Board of Advisors); Rawls College, Texas Tech University (Advisory Council); and StandardAero (Director)

Key Qualifications and Skills:

Business Experience

- Independent Consultant (since 2017)
- Retired Three-Star General of the U.S. Air Force
- Director of the Defense Contract Management Agency
- Deputy Assistant Secretary (Contracting), Office of the Assistant Secretary of the Air Force for Acquisition
- Program Executive Officer for the Air Force's $65 billion Service Acquisition portfolio
- Deployment to Iraq to lead contracting support for military forces in Iraq and Afghanistan

Education

- B.B.A. (Marketing), Texas Tech University
- M.S. (Logistics Management), Air Force Institute of Technology
- Defense Systems Management College, Fort Belvoir, Virginia
- M.S. (National Resource Strategy), Industrial College of the Armed Forces, Fort Lesley J. McNair, Washington, D.C.
- Senior Acquisition Course, Industrial College of the Armed Forces, Fort Lesley J. McNair, Washington, D.C.
- Joint and Combined Warfighting School, Joint Forces Staff College, Norfolk, Virginia
- Harvard Kennedy School's Senior Managers in Government

Finance | Leadership | Risk Management | Industry /Market | Government | Global

2020 Proxy Statement 21

Corporate Governance
Proposal No. 1 — Election of Directors



JACK B. MOORE

Age: 66 | **Director since:** 2012

Board Committees: Compensation Committee (Chair) and Nominating and Corporate Governance Committee

Other Public Company Boards: Occidental Petroleum Corporation (Compensation Chair; Environmental, Health and Safety Member; and Integration Member) and ProPetro Holding Corp. (Nominating and Corporate Governance Chair and Compensation Member)

Current Affiliations: American Heart Association (Member); MAM (Memorial Assistance Ministries) (Director); and University of Houston System Board of Regents (Member)

Previous Affiliations: American Petroleum Institute (Director); Cameron International Corporation (Chair); Rowan Companies plc (Director); United Way of Greater Houston (Executive Committee); and University of Houston's Board of Visitors (Director)

Key Qualifications and Skills:

Business Experience

- Chairman, President and Chief Executive Officer for Cameron International Corporation
- President and Chief Operating Officer for Cameron International Corporation
- President, Western Hemisphere of Drilling & Production Systems group for Cameron International Corporation
- Vice President and General Manager, Western Hemisphere of Drilling & Production Systems group for Cameron International Corporation
- Various management positions at Baker Hughes Incorporated

Education

- B.B.A., University of Houston
- Graduate of the Advanced Management Program at Harvard Business School



ANN D. PICKARD

Age: 64 | **Director since:** 2015

Board Committees: Health, Safety, Security, Environment and Social Responsibility Committee (Chair) and Audit Committee

Other Public Company Boards: Woodside Petroleum Ltd. (Sustainability Chair)

Current Affiliations: The University of Wyoming Foundation (Budget/Audit) and Chief Executive Women (Member)

Previous Affiliations: Advisory Council of the Eurasia Foundation (Member); Catalyst (Board of Advisors); Global Agenda Council on the Arctic for the World Economic Forum (Member); and Westpac Banking Corporation (Director)

Key Qualifications and Skills:

Business Experience

- Executive Vice President, Arctic for Royal Dutch Shell plc
- Executive Vice President and Country Chair, Australia, for Royal Dutch Shell plc
- Regional Executive Vice President, Sub Saharan Africa, for Royal Dutch Shell plc
- Director, Global Businesses and Strategy and a member of the Shell Gas & Power Executive Committee for Royal Dutch Shell plc
- 11-year tenure with Mobil prior to its merger with Exxon
- Significant business experience throughout South America, Australia, the countries of the former Soviet Union, the Middle East, and Africa

Education

- B.A., University of California San Diego
- M.A., University of Pennsylvania

Finance | Leadership | Risk Management | Industry/Market | Government | Global

22 2020 Proxy Statement www.kbr.com

Corporate Governance
Proposal No. 1 — Election of Directors



UMBERTO DELLA SALA

Age: 71 | **Director since:** 2015

Board Committees: Compensation Committee and Health, Safety, Security, Environment and Social Responsibility Committee

Other Public Company Boards: None

Current Affiliations: FSI SpA (Chair) and Kedrion SpA (Director)

Previous Affiliations: Ansaldo Energia SpA (Chair and Director); Foster Wheeler AG (Director); Stork Technical Services (Supervisory Board); and Trevi Finanziaria Industriale SpA (Director)

Key Qualifications and Skills: Leadership, Risk Management, Industry/Market, Global

Business Experience

- President and Chief Operating Officer for Foster Wheeler AG
- Interim Chief Executive Officer for Foster Wheeler AG
- Various positions of increasing responsibility following start of career as a process engineer in Foster Wheeler's environmental division

Education

- Laurea in Chemical Engineering from Politecnico di Milano



KBR's first-built Orthoflow Fluid Catalytic Cracking ("FCC") units in the 1930's. KBR was one of the pioneers in developing processing designs to maximize the economic return from the FCC, one of the most important conversion processes used in petroleum refineries. It is widely used to convert the high-boiling, high-molecular weight hydrocarbon fractions of petroleum crude oils into more valuable gasoline, olefinic gases, and other products.

Finance | Leadership | Risk Management | Industry /Market | Government | Global

2020 Proxy Statement 23

F Corporate Governance Board and Governance Structure Board and Governance Structure We are committed to good corporate governance and to effective communication with our stockholders. This section describes our governance policies and practices, and the roles, duties and responsibilities of the Board of Directors and each of its committees. See “Corporate Governance Materials” below if you want to know how to find our policies, practices, and committee charters. Role of the Board of Directors The Board of Directors represents the interests of our stockholders in maintaining a successful business. Specifically, the Board of Directors oversees the effectiveness of management’s policies and decisions, including the execution of its strategies, with a commitment to enhancing stockholder value over the long term. To Our Board Leadership Structure Our Board is led by a Chairman of the Board who is recommended by the Nominating and Corporate Governance Committee and appointed by the full Board. KBR’s Corporate Governance Guidelines provide for the Chairman, if that individual is independent, to perform a strong role in Board leadership. In particular, an independent (or non-executive) Chairman of the Board is responsible for: • presiding at executive sessions of the non-executive directors at each regular Board meeting and setting the agenda for these sessions; • approving meeting agendas for each regular Board and committee meeting and approving the information to be sent to the directors with respect to each meeting; • presiding at the executive session of the Board to evaluate the performance of our CEO; and • communicating to the CEO, after approval by our Compensation Committee, the CEO’s evaluation and compensation for the next full year and the results of the Board’s review and approval of management succession plans and development programs. If the Chairman of the Board is not independent, the Board elects an Independent Lead Director. this end, Board members are expected to act in the best interests of all stockholders, to be knowledgeable about our businesses, to exercise informed and independent judgment, and to understand general economic trends and conditions, as well as trends in corporate governance. General Lester Lyles has served as non-executive Chairman of the Board since May 15, 2019. General Lyles has significant board experience, both at KBR and at other public companies. He has served on every one of our standing Board committees, and has in-depth knowledge of KBR’s history and current business. During General Lyles’s service on the Board, KBR has undergone significant changes, including reorganization into more strategically-aligned business groups and evolution from a wholly-owned subsidiary with significant support from its former parent company into an independent operating company. The Board believes that General Lyles is well positioned to facilitate communications between the Board of Directors and stockholders. Our CEO is responsible to the Board for the overall management and functioning of the Company. KBR’s Corporate Governance Guidelines provide for two important checks on the CEO’s authority: • The CEO may not serve on any Board committees, and • The CEO’s performance evaluation includes a review of how well he keeps the Board informed on matters affecting the Company and its operating units. KBR’s Board of Directors has determined that its current leadership structure is appropriate at this time. __c 24 2020 Proxy Statement www.kbr.com

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Corporate Governance Committees of the Board Committees of the Board KBR’s bylaws authorize the Board of Directors to appoint such committees as it deems advisable, with each committee having the authority to perform the duties assigned by the Board. A substantial portion of the analysis and work of KBR’s Board is done by its four standing committees: the Audit Committee; the Compensation Committee; the Health, Safety, Security, Environment and Social Responsibility Committee; and the Nominating and Corporate Governance Committee. Each of the standing committees is composed entirely of independent directors. The composition of the four committees appears below. Audit Committee Compensation Committee Health, Safety, Security, Environment and Social Responsibility Committee Nominating and Corporate Governance Committee James R. Blackwell Lester L. Lyles Wendy M. Masiello |r|r| Jack B. Moore Umberto della Sala Chairman of the Board Chairperson Member Financial Expert The Board of Directors has approved charters for each of the standing committees that set forth the committees’ respective duties and responsibilities and govern the committees’ actions. These charters are available on KBR’s website, www.kbr.com, by choosing “Our Company” under the “About Us” menu, then selecting “Corporate Governance” and “Board Committees.” Each committee reviews its charter annually and recommends changes, as necessary, to the Board. The composition, purpose, duties, and responsibilities of each committee are summarized below. AUDIT COMMITTEE Members: The Audit Committee: Mr. Baldwin (Chair) Ms. Dugle Lt. General Masiello Ms. Pickard • reviews and reports to the Board of Directors the scope and results of audits by our principal independent public accountants and our internal auditors, • reviews with the principal independent public accountants the effectiveness of our system of internal controls as well as critical audit matters, • reviews transactions between us and our directors and officers, our policies regarding those transactions, Meetings in 2019: ten and compliance with our Code of Business Conduct, • engages our principal independent registered public accounting firm for each fiscal year, Attendance: 100% • reviews the audit and other professional services rendered by our principal independent registered public accounting firm, and Audit Committee Report: • periodically reviews the independence of our principal independent registered public accounting firm. Page 76 Our Board has determined that each member of the Audit Committee is financially literate and qualifies as an “audit committee financial expert,” as defined in U.S. Securities and Exchange Commission (“SEC”) rules. In addition, each member of the Audit Committee is “independent” under the heightened standards prescribed for audit committee members by NYSE and SEC rules. 2020 Proxy Statement 25

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Corporate Governance J Committees of the Board COMPENSATION COMMITTEE Members: The Compensation Committee: Mr. Moore (Chair) Mr. Blackwell General Lyles Mr. della Sala • evaluates and advises the Board regarding the compensation policies applicable to our executive officers, including guidance regarding the specific relationship between corporate performance and executive compensation; • reviews and recommends to the Board the corporate goals and objectives relevant to compensation for the CEO, the CEO’s performance in light of these established goals and objectives, and the CEO’s compensation Meetings in 2019: seven package; • reviews the CEO’s recommendations with respect to, and approves, the compensation to be paid to KBR’s Attendance: 100% other executive officers in accordance with the general compensation policies established by the Board; • reviews and makes recommendations to the Board with respect to incentive compensation and other Compensation Committee Report: stock-based plans; Page 58 • administers KBR’s incentive compensation and other stock-based plans; • reviews and discusses with management the “Compensation Discussion and Analysis” and determines whether to recommend to the Board that it be included in KBR’s annual proxy statement or annual report on Form 10-K; • prepares and publishes an annual executive compensation report, which is included in this proxy statement; • reviews the risk assessment of KBR’s compensation plans to ensure that the programs do not create risks that are reasonably likely to have a material adverse effect on KBR; • periodically reviews the compensation paid to non-executive directors and makes recommendations to the Board regarding any adjustments; and • selects an independent compensation consultant or other adviser to assist the committee in its work. The Board has determined that each member of our Compensation Committee is a “non-employee director” as defined in SEC rules and an “outside director” as defined in IRS rules. No member of our Compensation Committee has ever been an officer or employee of KBR. To our knowledge, no member of our Compensation Committee had a relationship with another company that would constitute a compensation committee interlock. HEALTH, SAFETY, SECURITY, ENVIRONMENT AND SOCIAL RESPONSIBILITY COMMITTEE Members: The Health, Safety, Security, Environment and Social Responsibility Committee: Ms. Pickard (Chair) Mr. Baldwin Lt. General Masiello Mr. della Sala • reviews policies and goals relating to health, safety, security, the environment, and social responsibility (“HSSE&SR”), including processes to ensure compliance with applicable laws and regulations; • reviews and provides feedback on the management of current and emerging HSSE&SR issues; • oversees KBR’s activities in managing its major HSSE&SR risk exposures including climate change; • receives presentations at least annually from, and provides oversight to, KBR’s Chief HSSE Officer; Meetings in 2019: two • reviews KBR’s political and charitable contributions and social responsibility activities; • reviews KBR’s public sustainability report; and Attendance: 100% • ensures KBR has policies and procedures to protect our culture and values, ensure fundamental human and workplace rights and prohibit all forms of forced labor and human trafficking, ensure we operate transparently and with integrity, and build a safe and resilient business that considers climate change and other sustainability issues. NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Members: The Nominating and Corporate Governance Committee: Mr. Blackwell (Chair) Ms. Dugle General Lyles Mr. Moore • develops, implements and periodically reviews KBR’s corporate governance guidelines; • develops and implements a process to assess Board and committee effectiveness; • identifies and evaluates individuals qualified to become Board members, consistent with Board-approved criteria, NYSE listing standards, and other applicable requirements; • annually evaluates our independent directors; Meetings in 2019: four • determines the composition of the Board and its committees, including selection of the director nominees for the next annual meeting of stockholders and changes to the size and composition of the Board or any of its Attendance: 100% committees; and • reviews succession plans and management development programs for members of executive management and the CEO, and provides regular reports on the progress of the succession planning and management development to the Board. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent as defined in NYSE listing standards. 26 2020 Proxy Statement www.kbr.com

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Corporate Governance
Board's Role in Risk Oversight

Board's Role in Risk Oversight

Risk oversight is an integral part of KBR's Board of Directors' role, and discussions regarding risks faced by the Company are deliberated throughout the year. Responsibility for risk management is distributed among the Board as a whole and the individual Board committees, in each case supported by management.

KBR's enterprise risk management framework provides an effective tool for executive oversight of managing risks.

Board of Directors

- reviews semi-annual risk reports including strategic, operational, financial, and hazard risks, as well as Management's assessment of their likelihood and impact, the perceived trend for each risk (whether increasing, decreasing or stable), and the measures being taken to monitor and manage those risks.
- reviews legal and compliance risks and approves project prospects exceeding a certain amount of expected revenues and merger and acquisition prospects after deliberating related commercial, legal and financial risks, agreement terms and integration process.

Enterprise Risk Management

- guides all business segments in consistently implementing KBR's ERM Policy and Framework comprising the six stages of risk management; identification, assessment, analysis, mitigation, monitoring and evaluation.
- reports periodically to the Board on KBR's changing risk profile, enabling risk-based strategy decisions and improved communications to stakeholders.

Audit Committee

- reviews with management the Company's significant financial risk exposures, as well as other areas of risk exposure if requested by the Board, and Management's actions to monitor and mitigate those exposures. The potential exposure areas are reported to the Committee periodically and include litigation, liquidity and capital resources, financial reporting and disclosures, regulatory, tax and cybersecurity risks;
- assesses in-depth periodic reports from management regarding ethics and compliance issues, and findings from our risk assessment and control monitoring activities, such as internal controls testing, internal audits, and foreign exchange risk management;
- conducts private sessions with KBR's Chief Financial Officer, Chief Accounting Officer, Vice President of Internal Audit, and General Counsel at each regular meeting, and with KBR's independent auditors at each meeting prior to the release of quarterly and annual results; and
- the Committee Chairman provides a report of the Audit Committee's activities to the full Board at each regular meeting to ensure the entire Board is informed of matters that the Audit Committee determines warrant full Board discussion.

Additional risk oversight reviews undertaken by the Audit Committee in 2019 are included in the Audit Committee Report on page 76.

Compensation Committee

- oversees our compensation programs and practices, and regularly considers whether incentive awards and the related performance goals are aligned with stockholder value, KBR's long-term objectives, and our Code of Business Conduct don't encourage undue risk-taking.

Additional risk oversight reviews undertaken by our Compensation Committee in 2019 are included in the Compensation Committee Report on page 58.

Nominating and Corporate Governance Committee

- oversees KBR's governance structure and policies and procedures and reviews related compliance risks.
- reviews succession plans and management development programs of senior executive management.

Health, Safety, Security, Environment and Social Responsibility Committee

- oversees KBR's activities in managing its major risk exposures within the health, safety, security and sustainable development areas.
- receives periodic reports from KBR's Global Sustainability Committee related to these risk exposures and the Company's efforts to mitigate those risks.

Management

- Involved with daily operational risk management activities.

2020 Proxy Statement 27

F Corporate Governance Director Independence Management Succession Planning Our Corporate Governance Guidelines provide that the Board’s obligation to ensure effective governance includes reviewing executive succession plans and management development programs. To that end, the Board of Directors, with input from the Nominating and Corporate Governance Committee, the Chairman of the Board, and the CEO, regularly reviews KBR’s succession plan and management development programs for all senior management positions. Issues relating to CEO succession planning are also addressed regularly, and no less than annually, by the entire Board. This process is led by the non-executive Chairman of the Board. While the Nominating and Corporate Governance Committee performs the initial review of the succession plans and makes recommendations to the Board as necessary, the entire Board has primary responsibility for CEO succession planning, and develops both Director Independence A director is considered independent if he or she is not involved in any material relationships with KBR, either directly or indirectly. Our Corporate Governance Guidelines set forth specific independence standards that are consistent with the requirements of the SEC and NYSE. The Corporate Governance Guidelines are publicly available as described below under “Corporate Governance Materials.” The Nominating and Corporate Governance Committee periodically reviews KBR’s definition of independence and compliance with our independence standards. All directors complete independence questionnaires at least annually. Our Board determines the independence of its members generally, as well as the independence of members of our Audit Committee under the heightened requirements prescribed by the NYSE and the SEC. The Board and Committee Evaluations At the direction of our Nominating and Corporate Governance Committee, our non-executive directors complete annual self-assessment questionnaires regarding the performance of our Board of Directors as a group. Similarly, annual self-assessment questionnaires regarding the performance of each of our Board’s standing committees are completed by the applicable members. long-term and contingency plans for this purpose. This process necessarily involves developing and reviewing criteria for the CEO position that reflect KBR’s business strategy, and identifying and developing internal candidates or identifying the need for external candidates, as appropriate. Additionally, one of the elements that the CEO is evaluated on each year is the robustness of the executive succession plan, including assessment and development of internal candidates for the CEO and top-level executive positions. The CEO’s evaluation and compensation for the next full year, including an evaluation of whether the CEO has created adequate management succession and development programs, are communicated to the CEO by the non-executive Chairman of the Board after review and approval by our Compensation Committee and the full Board of Directors (other than the CEO). Board has determined that all of our current directors are independent except Mr. Bradie, our President and Chief Executive Officer. Our Board believes that its membership should include no more than two directors who are also employees of KBR, though this number is not an absolute limitation. Other than the Chief Executive Officer, who should at all times be a member of the Board, we believe only those officers whose positions or potential make it appropriate for them to sit on the Board should do so. In addition, at least two-thirds of the Board must be independent directors. In practice, our CEO has been the only executive director at KBR since its inception as an independent public company. The results of the questionnaires, which are compiled anonymously, are presented to our Board at regularly scheduled meetings of the Nominating and Corporate Governance Committee. These annual performance reviews are intended to enhance the overall effectiveness of our Board and its standing committees. ____2* c 28 2020 Proxy Statement www.kbr.com

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Corporate Governance Stockholder Engagement Stockholder Engagement We actively engage with our investors during several occasions. Our Senior Executive Management met with analysts and investors at our annual Investor Day in May 2019. Additionally, our Corporate Secretary reaches out to our top 25 investors bi-annually. In 2019 we met or initiated contact with investors representing 71 % of our outstanding shares 100 % of our top 25 actively-managed investors How we engaged with investors ■$Lj= We bi-annually invite our largest o or 25 investors to discuss agenda items for the annual meeting, topics to consider for the next Proxy season and any other items they desire x—x We regularly report our investors’ f ooo ) >) views to our Board of Directors, and our Compensation Committee considers these views when developing our executive compensation program, and our Health, Safety, Security, Environment & Social Responsibility Committee also considers these views when reviewing our sustainability goals and progress We engage through 0 quarterly conference calls, our investor relations website and Topics discussed with our investors governance and financial performance of the company our executive compensation program, the say on pay proposal and other agenda items for the annual meeting, as well as say on pay results and actions to be taken after our annual meeting sustainability matters Board diversity recent and upcoming improvements in our proxy statement and sustainability report disclosures meetings and calls Director Orientation and Education During director orientation, our new directors typically meet with members of our Board and Senior Executive Management prior to attending their first Board and Board committee meetings. This ensures that our new directors are well-informed about KBR’s current matters in addition to the broad scope of our businesses. Our new directors also visit project sites and attend townhall meetings to gain more in-depth knowledge of our business practices, including Zero Harm. Continuing education for our directors is not only important but necessary due to the fast pace at which business and technology are evolving. Generally every quarter our Board is presented with an education topic. Recent examples include cybersecurity, data protection, data privacy, digitalization, internal controls, governance, sustainability, and workplace culture. In addition, our directors participate in continuing education outside of KBR covering a wide range of topics such as: audit matters, board effectiveness, cybersecurity board governance, finance, and strategy and innovation. Board Practices and Procedures Directors’ Attendance at Meetings Board members are expected to make every effort to attend the meetings of the Board and the committees of the Board on which they serve, as well as annual stockholder meetings. All of KBR’s directors attended 98% of the aggregate of all meetings of the Board and the applicable committees during 2019. All of our directors attended our 2019 Annual Meeting of Stockholders. The Board of Directors will meet each year immediately following the Annual Meeting of Stockholders. Additional regular meetings of the Board of Directors will take place as needed, but at least four other times per year. Special meetings may be called by the Chairman of the Board, the Chief Executive Officer, the President, the Corporate Secretary, or a majority of the directors in office. KBR’s 2020 Proxy Statement 29

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F Corporate Governance Board Practices and Procedures Bylaws permit action to be taken without a meeting if all members of the Board consent to such action in writing or by electronic transmission. During 2019, the Board of Directors held eight regular meetings and four ad hoc meetings. The Chairman of the Board presides at all Board meetings. During each regular Board meeting, KBR’s independent non-executive directors meet in scheduled executive sessions. Our non-executive Chairman of the Board presides at these executive sessions. During 2019, the non-executive directors met without management eight times. Each December our non-executive directors meet in executive session to evaluate the performance of our Chief Executive Officer. In evaluating our CEO, the non-executive directors consider qualitative and quantitative elements of the CEO’s performance, including: • leadership and vision; • integrity; • keeping the Board informed on matters affecting KBR and its operating units; • performance of the business, including such measurements as total stockholder return and achievement of financial objectives and goals; • development and implementation of initiatives to provide long-term economic benefit to KBR; • accomplishment of strategic objectives; and • development of management. Anti-Hedging Policy Our anti-hedging policy prohibits all directors, employees, and agents from speculative trading in our securities; engaging in hedging transactions using our securities; “short selling” our securities; and trading derivative securities, such as put options, call options, swaps, or collars related to our securities. Code of Ethics KBR has adopted a “code of ethics,” as defined in Item 406(b) of SEC Regulation S-K. KBR’s code of ethics, known as the Code of Business Conduct, applies to all directors, officers, and employees of KBR, including our principal executive officer, principal financial officer, principal accounting officer, and controllers, and also applies to all Contact the Board To foster better communication with our stockholders, KBR has established a process for stockholders and other interested parties to communicate with the Audit Committee and the Board of Directors. The process has been approved by our Board and the Audit Committee, and is designed to meet the requirements of the NYSE and the SEC. Concerns may be reported anonymously or confidentially. You may communicate with our Board of Directors, the non-executive directors, or any Board committee via mail (Board of Directors c/o Director of Business Conduct, KBR, Inc., P.O. Box 3406, Houston, Texas 77253-3406), telephone (1-855-231-7512, toll-free from the U.S. or Canada, or 1-503-619-1884, calling collect from any other country), or e-mail (fhoukbrbod@kbr.com). employees of KBR’s agents. The Code of Business Conduct is available on our website, www.kbr.com. KBR intends to satisfy the disclosure requirements regarding amendments to, or waivers from, any provision of the Code of Business Conduct by posting such information on our website. Our Director of Business Conduct reviews all communications directed to the Audit Committee and the Board of Directors. The Chairman of the Audit Committee is promptly notified of any significant communication involving accounting, internal controls, auditing matters, or similar issues. Communications addressed to a named director are promptly sent to the director. Communications directed to the non-executive directors are promptly sent to the non-executive Chairman of the Board. A report summarizing the significant communications is sent to each director quarterly, and copies of communications are available for review by any director, except that those items addressed to the non-executive directors are not available to executive directors. Corporate Governance Materials To ensure that our stockholders have access to our governing documents, we provide copies of our Code of Business Conduct, Corporate Governance Guidelines, and the charters of each of our standing Board committees on our website at www.kbr.com. Copies will be provided to any stockholder who requests them by writing to our Investor Relations Department at: 601 Jefferson Street, Suite 3400, Houston, Texas 77002. ____3* c 30 2020 Proxy Statement www.kbr.com

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Corporate Governance
Our Sustainability Focus

Our Sustainability Focus

For KBR, sustainability means delivering solutions for the world's challenging issues while fostering a sustainable future and advancing people's lives. The ultimate responsibility for sustainability lies with our CEO and the senior leadership team. Our Board plays an essential role in overseeing KBR's strategic priorities and considers sustainability an integral part of KBR's business. The Board's Health, Safety, Security, Environment and Social Responsibility Committee assists the Board with providing more focused oversight for the Company's policies, programs and related risks that concern key public policy and sustainability matters. Our commitment to sustainability is embedded in our Zero Harm philosophy. In 2019, we established a Global Sustainability Committee and appointed an Inclusion & Diversity Lead to further ingrain sustainability in our practices. The graphic below depicts our goals and the areas we are focusing on to drive change and support the UN SDGs.

Planet

Our goal is to preserve our planet as we grow our business. As part of this goal, we aim to reduce our environmental footprint while executing projects and to innovate on clean technologies to help our customers achieve their sustainability goals and address climate change. Through this goal we will contribute to the following SDGs:


7 AFFORDABLE AND CLEAN ENERGY
3 GOOD HEALTH AND WELL-BEING
14 LIFE BELOW WATER
15 LIFE ON LAND

Greenhouse Gases

- Reduce energy consumption in our offices
- Innovate in technologies that help customers reduce their environmental footprint
- Reduce environmental incidents

Waste

- Engage in initiatives to eliminate plastics from our oceans
- Increase recycling efforts in our offices

Sustainable Sourcing

- Increase sustainable sourcing of office materials

People

Our goal is to enhance the livelihood of our people and the communities in which we operate. Through this goal we will contribute to the following SDGs:


1 NO POVERTY
3 GOOD HEALTH AND WELL-BEING
4 QUALITY EDUCATION
5 GENDER EQUALITY
8 DECENT WORK AND ECONOMIC GROWTH
9 INDUSTRY, INNOVATION AND INFRASTRUCTURE
10 REDUCED INEQUALITIES
11 SUSTAINABLE CITIES AND COMMUNITIES

Inclusive and Fair Workplace

- Reduce workplace safety incidents
- Build a balanced and diverse workforce with a focus on management

Communities

- Improve livelihoods of small business owners and communities where we execute projects
- Increase community engagement to execute our role in good corporate citizenship

2020 Proxy Statement 31

Corporate Governance
Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth certain information, as of March 15, 2020, regarding the beneficial ownership of KBR's common stock by persons known by KBR to beneficially own more than five percent of its outstanding common stock, each director or nominee, each of the named executive officers referenced in the Summary Compensation Table contained in this proxy statement, and all directors and executive officers as a group. Information regarding five percent stockholders in the table and footnotes is based on the most recent Statement on Schedule 13G or 13D or amendment thereto filed by each such person with the SEC, except as otherwise known to KBR. To our knowledge, except as otherwise noted in the footnotes to this table or as provided by applicable community property laws, each individual has sole voting and investment power with respect to the shares of common stock listed in the second column below as beneficially owned by the individual.

	Shares of KBR Common Stock Beneficially Owned	
Name and Address of Beneficial Owner[1]	Number of Shares[2]	Percentage of Class
BlackRock, Inc.[3] 55 East 52nd Street, New York City, New York 10055	16,713,027	11.8 %
The Vanguard Group[4] 100 Vanguard Boulevard, Malvern, Pennsylvania 19355	13,402,965	9.45 %
Massachusetts Financial Services Company[5] 111 Huntington Avenue, Boston, Massachusetts 02199	7,251,994	5.1 %
Stuart J. B. Bradie[6][7]	494,142	*
J. Jay Ibrahim[6][7]	75,032	*
Ian J. Mackey[6][7]	72,875	*
Farhan Mujib[6][7]	191,684	*
Mark W. Sopp[6][7]	65,624	*
Mark E. Baldwin[6][7]	44,935	*
James R. Blackwell[6][7]	44,447	*
Lynn A. Dugle[7]	0	*
Lester L. Lyles[6][7]	60,340	*
Wendy M. Masiello[6][7]	22,193	*
Jack B. Moore[6][7]	50,649	*
Ann D. Pickard[6][7]	37,416	*
Umberto della Sala[6][7]	39,157	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (19 PERSONS)[6][7][8]	**1,385,868**	*

* *Less than one percent (1%).*

(1) *The address of each of the named executive officers and directors is c/o KBR, Inc., 601 Jefferson Street, Suite 3400, Houston, Texas 77002.*

(2) *Beneficial ownership means the sole or shared power to vote, or to direct the voting of, shares of KBR common stock, or investment power with respect to KBR common stock, or any combination of the foregoing. Each director and executive officer and the directors and executive officers as a group beneficially own less than 1% of the outstanding shares of KBR common stock.*

(3) *Based solely on a Schedule 13G filed February 10, 2020, BlackRock, Inc. is deemed to be the beneficial owner of 16,713,027 shares as a result of being a parent holding company or control person in accordance with §240.13d-1(b)(1)(ii)(G).*

(4) *Based solely on a Schedule 13G filed February 12, 2020, The Vanguard Group is deemed to be the beneficial owner of 13,402,965 shares as a result of being an investment adviser in accordance with §240.13d-1(b)(1)(ii)(E).*

(5) *Based solely on a Schedule 13G filed February 14, 2020, Massachusetts Financial Services Company is deemed to be the beneficial owner of 7,251,994 shares as a result of being an investment advisor in accordance with §240.13d-1(b)(1)(ii)(E).*

(6) *Includes the following shares of restricted stock and/or restricted stock units that have vested or will vest on or before May 14, 2020: Mr. Bradie, 370,966; Mr. Ibrahim, 52,842; Mr. Mackey, 48,239; Mr. Mujib, 106,507; Mr. Sopp, 42,099; Mr. Baldwin, 44,935; Mr. Blackwell, 44,447 (7,693 of which were deferred into the nonqualified elective deferral plan for non-executive directors); General Lyles, 60,340 (21,010 of which were deferred into the nonqualified elective deferral plan for non-executive directors); Lt. General Masiello, 22,193; Mr. Moore, 50,649; Ms. Pickard, 37,416; Mr. della Sala, 39,157; and all executive officers as a group, 390,280. Includes the following shares that may be acquired upon the exercise of options that are exercisable or will become exercisable on or before May 14, 2020: Mr. Bradie, 123,176; Mr. Ibrahim, 22,190; Mr. Mackey, 24,636; Mr. Mujib, 85,177; and all executive officers as a group, 178,784. Includes 23,525 shares of common stock purchased by Mr. Sopp in March 2017, February 2020, and March 2020.*

(7) *Does not include the following shares of restricted stock units as to which the holder has no voting power and no investment power, but which convert to common stock on a 1-to-1 ratio upon vesting, which for some restricted stock units requires that certain performance measures be met: Mr. Bradie, 186,027; Mr. Ibrahim, 27,747; Mr. Mackey, 18,362; Mr. Mujib, 37,844; Mr. Sopp, 39,382; and all executive officers and directors as a group, 476,317.*

(8) *All directors and executive officers as a group refers to the current 9 directors (Ms. Dugle, Lt. General Masiello, Ms. Pickard, General Lyles, and Messrs. Baldwin, Blackwell, Bradie, Moore, and della Sala) and the current 10 executive officers, excluding Mr. Bradie (Ms. Akerson and Messrs. Barrie, Bright, Carney, Conlon, Ibrahim, Kelly, Mackey, Mujib, and Sopp).*

32 2020 Proxy Statement www.kbr.com

Corporate Governance
Executive Officers

Executive Officers

The following biographical information is furnished with respect to each of KBR's executive officers. The information includes age as of March 20, 2020, present position, KBR employment history, and other business experience.



EILEEN G. AKERSON

Age: 54 | **Joined KBR in:** 1999 | **Executive Vice President and General Counsel**

Current Position since: November 2014

Prior Business Experience

- KBR Senior Vice President, Commercial responsible for project commercial management and oversight of the review and approval process for significant transactions and joint venture relationships
- KBR Vice President — Legal & Chief Counsel responsible for managing legal functions for the Hydrocarbons Business Group
- KBR advisor and counselor to senior management on company policies affecting ethics and compliance matters
- Attorney for Spriggs & Hollingsworth in Washington D.C.

Education

- B.A., Catholic University of America
- J.D., Catholic University of America Columbus School of Law
- Member of the bars of Texas, Connecticut and the District of Columbia



ANDREW J. BARRIE

Age: 52 | **Joined KBR in:** 1990 | **President, Government Solutions — EMEA**

Current Position since: May 2019

Prior Business Experience

- KBR Senior Vice President, Business Acquisition
- KBR Vice President, Commercial
- Has over 30 years of experience in business development, commercial management and leadership across the government, infrastructure and energy markets.

Education

- B.A. (Business), Kingston University London
- Diploma in Company Direction from the Institute of Directors



W. BYRON BRIGHT, JR.

Age: 46 | **Joined KBR in:** 2010 | **President, Government Solutions — U.S.**

Current Position since: May 2018

Prior Business Experience

- KBR President, KBRwyle
- KBR Senior Vice President of Operations for U.S. Government Services
- KBR Vice President of Business Development for U.S. Government Services
- Supported the government services business at Jacobs Engineering Group Inc.
- Officer in the U.S. Air Force primarily working in the Developmental Test and Engineering career field supporting weapons development and rotary wing aircraft flight testing

Education

- B.S. (Engineering and Mechanics), distinguished graduate, U.S. Air Force Academy
- M.S. (Mechanical Engineering), Georgia Institute of Technology
- Graduated from the U.S. Air Force Test Pilot School and has flown in over 25 different aircraft as a Flight Test Engineer

2020 Proxy Statement 33

Corporate Governance
Executive Officers



RAYMOND L. CARNEY, JR.

Age: 52 | **Joined KBR in:** 2017 | **Vice President and Chief Accounting Officer**

Current Position since: May 2017

Prior Business Experience

- Chief Accounting Officer and Vice President of Exterran Corporation
- Chief Accounting Officer, Vice President and Controller of Dresser-Rand Group Inc.
- Group Controller for Global Rolled Products, Hard Alloy Extrusions and Asia for Alcoa Inc.
- Manager of Financial Transactions for Alcoa Inc.
- Various leadership positions at EY responsible for client projects including public filings, acquisitions, and audit engagements

Education

- B.S. (Accounting), Pennsylvania State University
- Certified Public Accountant



GREGORY S. CONLON

Age: 51 | **Joined KBR in:** 2016 | **Chief Digital and Development Officer**

Current Position since: January 2019

Prior Business Experience

- KBR Executive Vice President and Chief Development Officer responsible for Strategy, Global Business Development, Marketing, and Mergers & Acquisitions
- KBR President, Asia-Pacific ("APAC") responsible for Engineering & Construction ("E&C") and Government Services ("GS") in this region
- KBR President, E&C APAC
- Executive Vice President leading business development globally for the WorleyParsons Services business line, the largest business within WorleyParsons
- Has over 25 years of experience in the E&C business, with global experience across a range of subsectors from hydrocarbons to specialist infrastructure.
- Various positions in the energy and resources sectors in Australia, Canada, China, Indonesia, Singapore, Thailand, and the United Kingdom.

Education

- B.S. (Mechanical Engineering), Royal Melbourne Institute of Technology



J. JAY IBRAHIM

Age: 59 | **Joined KBR in:** 2015 | **President, Energy Solutions — Services**

Current Position since: February 2018

Prior Business Experience

- KBR President, Europe, Middle East and Africa ("EMEA") and APAC responsible for E&C and GS in these regions
- KBR President, EMEA responsible for E&C and GS in this region
- KBR President, E&C EMEA
- Has over 25 years of E&C and GS experience across the globe, having served in a variety of engineering, project management, business development, and business management roles for Parsons E&C/WorleyParsons.
- Has a wealth of senior project and construction management experience within the hydrocarbon, infrastructure, and government services sectors as well as broad experience in complex contract negotiations, business analysis, and long-range strategic planning in both domestic and international markets.

Education

- B.S. (Mechanical Engineering), Wichita State University
- M.S. (Mechanical Engineering), Wichita State University
- Diploma in Advanced Management, Harvard University

34 2020 Proxy Statement www.kbr.com

1 Corporate Governance Executive Officers DOUGLAS N. KELLY Age: 56 | Joined KBR in: 2010 | President, Technology Solutions Current Position since: September 2019 Prior Business Experience Education • KBR Senior Vice President, Business Development and Marketing Technology Solutions • B.S. (Chemical Engineering), University of Oklahoma • KBR Vice President, Refining Technology Solutions • Licensed Professional Engineer (Texas) • Chief Operating Officer at ZEEP • Vice President at Invensys (now AVEVA) • Vice President at Aspen Technology IAN J. MACKEY Age: 54 | Joined KBR in: 2015 | Executive Vice President, Chief Corporate Officer Current Position since: January 2016 Prior Business Experience Education • KBR Executive Vice President, Global Human Resources • Ashridge Management College — Tarmac Executive • Global People Director at WorleyParsons Services, where he was responsible for the Programme overall strategy and delivery of all human resources activities for the company • Carillion Accelerated Leadership Programme — Corporate • Director of Human Resources at Carillion PLC Top 20 Development Programme 2020 Proxy Statement 35

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15 Corporate Governance Executive Officers r FARHAN MUJIB Age: 56 | Joined KBR in: 1988 | President, Energy Solutions — Delivery Current Position since: May 2018 Prior Business Experience Education • KBR President, Hydrocarbons Services Americas • KBR President, E&C Americas • KBR Executive Vice President, Commercial • KBR Executive Vice President, Operations • During his 31-year career with KBR, Mr. Mujib has worked in Africa, Australia, Asia, Europe, the Americas, and the Middle East, employing his in-depth knowledge of international project requirements, cultural sensitivities, and business practices to manage a number of major developments. • B.S. (Civil Engineering), University of Engineering and Technology in Lahore, Pakistan • Master of Engineering from the Asian Institute of Technology in Bangkok, Thailand • M.B.A., Macquarie University in Sydney, Australia • Fellow, Institution of Engineers, Australia • Chartered Professional Engineer MARK W. SOPP Age: 54 | Joined KBR in: 2017 | Executive Vice President and Chief Financial Officer Current Position since: February 2017 Prior Business Experience Education • Chief Financial Officer and Executive Vice President for Leidos Holdings, Inc., previously Science Applications International Corporation, one of the largest publicly-traded government contractors in the U.S. with significant technically-focused commercial professional services operations, including serving energy markets • Various executive positions with Titan Corporation, also involved in government contracting and commercial business areas B.S. (Accounting), New Mexico State University Completed the Executive Program at UCLA Anderson School 36 2020 Proxy Statement www.kbr.com

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Executive Compensation

Compensation Discussion and Analysis	38
Executive Summary	38
Overview of Executive Compensation Philosophy, Policies and Practices	41
No Significant Changes Made in 2019 to KBR's Compensation Program	44
Advisory Vote on Compensation and Stockholder Engagement	44
Summary of 2019 Compensation of Named Executive Officers	45
Elements of Compensation	45
Other Compensation Elements	54
Impact of Executive Conduct or a Restatement of Earnings on Compensation (Clawback Policy)	55
Impact of Accounting, Regulatory, and Tax Requirements on Compensation	55
Stock-Related Policies	57
No Pledging or Hedging	57
Minimum Holding Period for Restricted Stock Units and Stock Options	57
Conclusion	57
Compensation Committee Report	58
Compensation Committee Interlocks and Insider Participation	58
Executive Compensation Tables	59
Summary Compensation	59
Grants of Plan-Based Awards	61
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table	62
Outstanding Equity Awards at Fiscal Year End	64
Option Exercises and Stock Vested	65
Pension Benefits	65
Nonqualified Deferred Compensation	66
2019 Potential Payments Upon Termination or Change-In-Control	67
Severance and Change-in-Control Agreements	68
No Employment Agreements	70
CEO Pay Ratio	70
Director Compensation	71
Certain Relationships and Related Transactions	72
Related Person Policies	72
Section 16(a) Beneficial Ownership Reporting Compliance	73
Proposal No. 2 — Advisory Vote to Approve Named Executive Officer Compensation	74
Executive Compensation	74



YOU
ARE WORKING ON
MANNED
SPACE FLIGHT

NASA's Saturn V Rocket being prepared for testing at the Huntsville, Alabama facility in the mid-1960s. The Saturn V was a type of rocket called a "Heavy Lift Vehicle." That means it was very powerful. It was the most powerful rocket that had ever flown successfully. KBR was the first company to flow large quantities of liquid hydrogen, the fuel of choice for the Saturn V Rocket that launched Apollo 11.

2020 Proxy Statement 37

F Executive Compensation Compensation Discussion and Analysis Compensation Discussion and Analysis Executive Summary NAMED EXECUTIVE OFFICERS This Compensation Discussion and Analysis provides a detailed description of our compensation philosophy, objectives, policies, and practices in place during 2019 and explains the factors considered by our Compensation Committee in making Name compensation decisions during 2019. This Compensation Discussion and Analysis focuses on the compensation of our Named Executive Officers or “NEOs” for 2019: Title Stuart Bradie President and Chief Executive Officer Mark Sopp Executive Vice President and Chief Financial Officer Farhan Mujib President, Energy Solutions — Delivery Jay Ibrahim President, Energy Solutions — Services Ian Mackey Executive Vice President, Chief Corporate Officer These NEOs, together with the other members of our executive management team whose compensation is determined by our Compensation Committee and our Board of Directors, are referred to as our “Senior Executive Management.” PERFORMANCE HIGHLIGHTS Business and Financial Highlights Since our CEO’s appointment in 2014, KBR has evolved into a resilient and stable company that is well-positioned for growth. This past year was the third consecutive year of meeting or exceeding our financial targets. Our increasingly strong performance year-on-year is the result of strong leadership and bold strategic actions. Mr. Bradie’s efforts to change the direction of the company through simplifying and focusing on our core strengths, divestitures of non-strategic businesses, acquisitions of complementary businesses, aggressive cost control and deploying a balanced capital policy created continuous momentum for KBR. He built an energized and dynamic KBR, additionally focusing on internal efficiencies such as automatizations and standardizations, enhancing brand value, and sustainability. Due to his unwavering focus on winning the right work and strong execution, all our businesses delivered strong project performance that translated to a high recompete and new business win rate. These results secure higher and more predictable margins, greater cashflow and organic growth for KBR. Our backlog and book-to-bill of >1 for all three business segments demonstrate longevity and position us to further increase stockholder value. Some of our significant project wins were: • A new five-year, $200 million contract to provide launch range operations at NASA’s Wallops Flight Facility. Under this contract, we will perform a broad range of work, including radar, telemetry, logistics, tracking and communications services for flight vehicles. We will also test and maintain communications and electronic systems and will operate ground, spacecraft and launch vehicle processing systems. • A Purifier™ license and basic engineering design contract for the largest grassroots ammonia plant ever designed by KBR. We believe this will be the largest true single-train plant in operation in the world. Our Purifier™ technology is highly attractive because of its energy efficiency, flexibility and lower capital costs. • Multiple prime contracts to provide logistics support services to the U.S. Army, coalition partners and other federal agencies under the $82 billion LOGCAP V contract. Under LOGCAP V, KBR won three of the seven major contracts the U.S. Army awarded, including a large performance task order to provide LOGCAP logistics support services in Afghanistan and contracts for setting the theater and associated performance task orders to support the U.S. European Command and Northern Command. • A three-year award by the U.K. Ministry of Defence to provide communications network support and to deliver training services in the Middle East. • A recompete award by the U.S. Marine Corps (USMC) to provide worldwide maintenance and supply chain services for the USMC Blount Island Command. The ceiling value of this potential eight-year contract is $950 million. • A reimbursable contract award to provide FEED and EPC services to a tier one company to support the installation and construction of terminal facilities, not including storage tanks, to handle Permian Basin crude oil and condensate for transport to the Gulf Coast. • Our first commercial contract for our innovative and environmentally friendly K-PROTM Propane Dehydrogenation Technology, which we first introduced to the market in January 2019. The K-PROtm technology is based on KBR’s catalytic olefins technology (K-COT™), a commercially proven fluidized-bed technology for converting low-value olefinic, paraffinic or mixed streams into high-value propylene and ethylene. The CAPEX savings for K-PRO™ over other commercially available technologies is in the range 20-30% based on our internal studies. In addition, the new design will deliver higher on-stream factors and much better energy efficiency when compared with existing designs. 38 2020 Proxy Statement www.kbr.com

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Executive Compensation
Compensation Discussion and Analysis

BOOK-TO-BILL PER BUSINESS SEGMENT


Government Solutions
1.1x
Technology Solutions
1.0x
Energy Solutions
1.9x

BACKLOG


2018
$13,497MM
2019
$14,636MM
+8%

REVENUE


2018
$4,913MM
2019
$5,639MM
+15%

ADJUSTED EBITDA*


2018
$412MM
2019
$471MM
+14%

* *Adjusted EBITDA reflects our earnings before interest income/expense, income taxes, other non-operating income/expense, and depreciation and amortization. While our 2019 EBITDA decreased from 2018 mainly due to the material gain on consolidation of Aspire Defence Holdings Ltd., of which the Company acquired its joint venture partner's interest in 2018, our 2019 Adjusted EBITDA excluding this material gain and other expenses increased from 2018. A reconciliation of net income to Adjusted EBITDA is provided on the last page of this proxy statement.*

Pay for Performance in 2019

Our CEO's strategic actions positioned KBR for long-term growth, and 2019 was the third consecutive year that we saw these actions come into fruition through delivering strong results and increasing stockholder value. Our adjusted EPS[1] increased by 10% from 2018, and our net income to cash flow conversion was 127%, an increase of 34% from 2018.

Short-Term Incentive Plan Payout

We exceeded our financial and safety metric targets in our 2019 STI Plan, which resulted in an above target payout of 117.2%:

Weight	Performance Metric	Threshold	Target	Maximum	Actual Result
40%	KBR EPS	$1.59	$1.66	$1.73	$1.69
20%	KBR Operating Cash Flow	$175MM	$190MM	$205MM	$256MM
5%	SAFE Tours Completed	60	69	83	93
5%	Consolidated Safety (TRIR)	0.204	0.191	0.178	0.125
30%	KPIs (Included in the Short-Term Incentives (Annual) section of the CD&A on page 46)	—	—	—	—

While we exceeded target and, in most cases, maximum for every safety and financial goal we set in our 2019 STI Plan, our Compensation Committee exercised a 10% negative discretion on the 2019 STI payout of our NEOs involved with internal controls over financial reporting and responsible for corporate operations. The negative discretion was applied due to a control deficiency in our internal controls within a newly implemented ERP system in our Government Solutions business segment during the second quarter of the year. While this deficiency did not result in a material misstatement in our financial statements for any period in 2019, and while the deficiency was fully remediated in the third quarter of 2019, our Compensation Committee considered the downward discretion appropriate and aligned with our pay for performance philosophy due to the importance of maintaining a strong internal controls environment.

(1) A reconciliation of EPS and Adjusted EPS is provided on the last page of this proxy statement.

2020 Proxy Statement 39

F Executive Compensation Compensation Discussion and Analysis Long-Term Incentive Plan Payout Our average three-year TSR from January 1, 2017, until December 31, 2019, was 15.2%, and ranked first among our Peer Group applicable to the long-term performance cash award for that period (the members of which are listed in the table below), which resulted in a 100% payout. Company Rank Average TSR KBR 1 15.2% Jacobs Engineering Group Inc. 2 12.4% EMCOR Group, Inc. 3 6.0% Quanta Services 4 5.0% AECOM Technology Corp. 5 3.2% TechnipFMC 6 (1.3%) Chiyoda Corp. 7 (7.7%) Fluor Corp 8 (11.5%) McDermott International, Inc. 9 (20.1%) Our 2019 Job Income Sold was $773MM, exceeding the maximum target of $700MM, and as a result our average three-year Job Income Sold from January 1, 2017, to December 31, 2019, earned a payout of 92.5%. The alignment of our CEO’s compensation with company performance and stockholder value during his five-year tenure is provided in the charts below and on the next page: CEO’S APPROVED BASE SALARY, STI PAYOUT AND LONG-TERM PERFORMANCE CASH AWARD PAYOUT Base Salary fl STI Payout 0 LTI Payout KBR EARNINGS PER SHARE 2015 2016 2017 2018 2019 * Adjusted EPS reflects our net income divided by the outstanding shares of our common stock. While our 2019 EPS decreased from 2018 mainly due to the material gain on consolidation of Aspire Defence Holdings Ltd., of which the Company acquired its joint venture partner’s interest in 2018, our 2019 Adjusted EPS excluding this material gain and other expenses increased from 2018. A reconciliation of EPS to Adjusted EPS is provided on the last page of this proxy statement. 40 IL / 2020 Proxy Statement www.kbr.com

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Executive Compensation
Compensation Discussion and Analysis

EBITDA GROWTH AND STRATEGIC ACTIONS


$311MM
$311MM
ADJUSTED
$55MM
$55MM
ADJUSTED
$333MM
$320MM
ADJUSTED
$504MM
$412MM
ADJUSTED
$471MM*
ADJUSTED
$459MM


June 2014
2015
2016
2017
2018
2019

June 2014	2015	2016	2017	2018	2019
Appointment as CEO + inception of Zero Harm	Restructuring of KBR's businesses into three core markets: Government, Energy and Technology. Divestures of non-strategic businesses	Acquisition of Wyle, Inc. and Honeywell Technology Solutions Inc. (together "KBRWyle")	Growth in key areas across KBR's space portfolio with seat on NASA REMIS contract. Acquisition of Sigma Bravo in Australia.	Acquisition of Stinger Ghaffarian Technologies, Inc. and our partner's interest in Aspire Defence Holdings Limited	Global sustainability program development. Increased focus on human capital by inclusion and diversity lead appointment. Backlog growth due to LOGCAP V win. Rebranded company launch.

* *Adjusted EBITDA reflects our earnings before interest income/expense, income taxes, other non-operating income/expense, and depreciation and amortization. While our 2019 EBITDA decreased from 2018 mainly due to the material gain on consolidation of Aspire Defence Holdings Ltd., of which the Company acquired its joint venture partner's interest in 2018, our 2019 Adjusted EBITDA excluding this material gain and other expenses increased from 2018. A reconciliation of net income to Adjusted EBITDA is provided on the last page of this proxy statement.*

To further demonstrate the link between pay and performance, due to satisfaction of applicable performance goals, our CEO earned 100% of his 6,177 KBR Performance Restricted Stock Units ("PSUs") that were scheduled to vest in June 2019. The CEO's PSUs have a performance requirement whereby KBR's stock price must have TSR of at least 6% for the twelve full calendar months prior to vesting for the PSUs to vest.

Overview of Executive Compensation Philosophy, Policies and Practices

KEY CONSIDERATIONS IN DETERMINING EXECUTIVE COMPENSATION

Our Compensation Committee regularly reviews the elements of the individual compensation packages for our CEO and Senior Executive Management. In determining executive compensation, our Compensation Committee strives to ensure that:

- Pay packages align executives' interests with our stockholders' interest;
- Performance metrics are sufficiently challenging;
- Target pay packages reflect an appropriate mix of short-term and long-term incentives;
- Total compensation, as well as each individual compensation element, is targeted near the 50th percentile of the competitive market for good performance and above the 50th percentile of the competitive market for consistent, outstanding performance over time; and
- Market comparisons account for differences in our NEOs' respective responsibilities compared to responsibilities ascribed to their counterparts at our peers, as well as issues like experience, retention risk, and internal equity.

Our executive compensation program is regularly reviewed to ensure that it remains consistent with the above objectives and is administered in accordance with established compensation policies.

ROLE OF COMPENSATION COMMITTEE AND CEO

During 2019, our CEO made recommendations to our Compensation Committee regarding the compensation and incentives for our Senior Executive Management other than himself. Our CEO also:

2020 Proxy Statement 41

F Executive Compensation Compensation Discussion and Analysis • recommended performance measures, target goals and award schedules for short-term and long-term incentive awards, and reviewed performance goals for consistency with our projected business plan; • reviewed competitive market data for Senior Executive Management positions; and • developed specific recommendations regarding the amount and form of equity compensation to be awarded to our Senior Executive Management. Based on the CEO’s recommendations and in concert with him, our Compensation Committee’s role is to annually review and approve the compensation and incentive awards for our Senior Executive Management. POLICIES AND PRACTICES Below is a summary of our compensation policies and practices in place during 2019 for our Named Executive Officers: Clawbacks • If our Compensation Committee determines that an employee (including an NEO) has been paid incentive compensation (either cash or equity) based on financial results that are later restated, the Company may seek recovery of any overpayments. Stock Ownership Guidelines • We require our CEO to own a significant amount of stock equivalent to five times his base salary and our other NEOs to own an amount of stock equivalent to three times their respective base salaries to align their interests with our stockholders’ interests. No Pledging • No officers may pledge Company stock. No Hedging • No officers may hedge Company stock. Market Comparison • As one of its considerations, our Compensation Committee strives to set base salary, short-term incentives, long-term incentives, and total compensation levels near the median of our peer companies for good performance, and above the 50th percentile of the competitive market for consistent, outstanding performance over time. Performance-Based Compensation • A majority of our NEOs’ compensation is performance-based compensation and varies depending on the achievement of absolute and relative performance goals. Double-Trigger • Our severance and change-in-control agreements require a double-trigger for a change-in-control termination (i.e., the occurrence of both a change in control and a termination of employment within two years thereafter) in order for an executive to receive change-in-control benefits. No Employment Agreements • Our NEOs do not have employment agreements. No Tax Gross-Ups • No excise tax gross-up agreements are provided. No Option Repricing • We prohibit the repricing of KBR stock options THIRD-PARTY CONSULTANTS Under its charter, our Compensation Committee is authorized to retain a compensation consultant and has the sole authority to approve the consultant’s fees and other retention terms. While our Compensation Committee believes that using third-party consultants is an efficient way to keep current regarding competitive compensation practices, our Compensation Committee does not accord undue weight to the advice of outside professional advisors. Instead, we make changes in our compensation program based on whether the program’s intended objectives are being achieved. In 2019, our Compensation Committee used the services of one compensation consulting firm, Meridian Compensation Partners, LLC (“Meridian”). Our Compensation Committee engaged and managed its relationship with Meridian directly. Similarly, Meridian reported directly to our Compensation Committee with respect to all executive and non-executive director compensation matters. Meridian’s work for KBR included advising our Compensation Committee, as requested, with respect to all executive compensation matters and various director compensation matters. In particular, Meridian was engaged to provide the following: • A 2019 proxy update; • A review of the peer groups used to assess the competitiveness of our executive compensation programs for the 2019-2020 compensation cycle; • A review of our long-term incentive program; • A realizable pay analysis; • Regular updates of the valuation of our long-term performance cash awards; • A competitive market study of executive compensation for the Senior Executive Management; • Regular updates on notable legislative and regulatory activities; • A review of the risk profile of the proposed long-term incentive performance metrics for 2020; • A review of the CEO’s 2020 executive compensation recommendations for our Senior Executive Management; • A review of the CEO’s compensation for 2020; and • A review of non-executive director compensation for 2020. Outside of providing executive and director advisory services to our Compensation Committee, Meridian provided no other services to us or our affiliates. In May 2019, our Compensation Committee 42 2020 Proxy Statement www.kbr.com

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Executive Compensation
Compensation Discussion and Analysis

reviewed the independence factors approved by the SEC (as well as other factors identified by the NYSE) as affecting the independence of a consultant or adviser, including the following:

- Whether Meridian provides other services to KBR;
- The amount of fees Meridian received from KBR as a percentage of that firm's total revenue;
- Meridian's policies and procedures that are designed to prevent conflicts of interest;
- Whether there is any business or personal relationship between an individual Meridian compensation consultant or other adviser and a member of our Compensation Committee;
- Whether there is any business or personal relationship of the compensation consultant or other advisor or the compensation consultant's or other advisor's employer with any of the executive officers of KBR;
- Whether Meridian or any of its principals or employees owns any stock of KBR; and
- Whether Meridian or any of its principals or employees has a business or personal relationship with an executive officer of KBR.

Based on the results of this review, our Compensation Committee confirmed Meridian's independence and lack of a conflict of interest in 2019, and approved the continued retention of Meridian.

CORE AND DIVERSIFIED PEER GROUPS

In the design and administration of our 2019 executive compensation programs for our Named Executive Officers, our Compensation Committee considered competitive market data from two distinct peer groups known as our "Core Peer Group" and our "Diversified Peer Group."

The Core Peer Group is composed of twelve companies whose primary operations involve providing highly technical and professional services to the U.S. government and the engineering, construction, and services industry. We believe these are the companies against which KBR most competes for employees and business. The Core Peer Group used for 2019 compensation decisions consisted of the companies in the table below, which also shows the revenue, asset, and market cap data relevant at the time these companies were relied upon for making 2019 compensation decisions.

Company *(Data in billions — as of 12/31/2018)*		Revenues		Assets		Market Cap
AECOM Technology Corporation[1]	$	20.156	$	14.681	$	4.143
Booz Allen Hamilton Holding Corporation[2]	$	6.172	$	3.603	$	6.415
CACI International Inc[3]	$	4.468	$	4.055	$	3.581
EMCOR Group, Inc.	$	8.131	$	4.089	$	3.436
Fluor Corporation	$	19.167	$	8.914	$	4.530
Jacobs Engineering Group Inc.[4]	$	14.985	$	12.646	$	8.208
Leidos Holdings, Inc.	$	10.194	$	8.770	$	7.895
ManTech International Corporation	$	1.959	$	1.804	$	1.388
McDermott International, Inc.	$	6.705	$	9.440	$	1.181
Quanta Services, Inc.	$	11.171	$	7.076	$	4.396
Science Applications International Corporation[5]	$	4.454	$	2.073	$	2.710
Vectrus, Inc.	$	1.279	$	0.572	$	0.260
MEDIAN (INCLUDING KBR)	**$**	**6.705**	**$**	**5.072**	**$**	**3.581**
KBR, INC.	**$**	4.913[6]	**$**	5.072	**$**	2.139

(1) AECOM Technology Corporation's Revenues and Assets are as of 9/30/2018 and Market Cap is as of 12/31/2018.
(2) Booz Allen Hamilton Holding Corporation's Revenues and Assets are as of 3/31/2018 and Market Cap is as of 12/31/2018.
(3) CACI International Inc.'s Revenues and Assets are as of 6/30/2018 and Market Cap is as of 12/31/2018.
(4) Jacobs Engineering Group Inc.'s Revenues and Assets are as of 9/30/2018 and Market Cap is as of 12/31/2018.
(5) Science Applications International Corporation's Revenues and Assets are as of 1/31/2018 and Market Cap is as of 12/31/2018.
(6) KBR's revenue does not include our share of revenue from our unconsolidated joint ventures, which was approximately $1.9 billion in 2018.

The compensation data for our Core Peer Group was obtained from publicly available sources, including proxy statements and Form 4 and 8-K disclosures, and was not adjusted.

In addition to reviewing publicly available data for the Core Peer Group, our Compensation Committee also selects a supplemental group of companies to provide additional data for assessing the competitiveness and reasonableness of the compensation programs for our Named Executive Officers. For 2019 compensation decisions, the Diversified Peer Group consisted of 20 companies that were participants in the Equilar Executive Compensation Survey (which Meridian used to analyze peer company compensation data that was not publicly available). The Diversified Peer Group crosses multiple industries and includes companies of similar size and scope as KBR. The constituent companies were generally selected based on revenue, size, complexity, performance, and the nature of their principal business operations, with specific emphasis on engineering

2020 Proxy Statement 43

F Executive Compensation Compensation Discussion and Analysis and construction, heavy industrial, manufacturing, and government services. Our Compensation Committee believes the Diversified Peer Group appropriately represents both the local Houston and the broader market for key management and technical talent. The Diversified Peer Group used for 2019 compensation decisions consisted of the following companies: Boise Cascade Co, Booz Allen Hamilton Holding Corporation, Dover Corporation, EMCOR Group, Inc., Flowserve Corporation, Harris Corporation, Hubbell Inc., Huntington Ingalls Industries, Inc., Leidos Holdings Inc., Lennox International Inc., McDermott International, Inc., Meritor Inc., Quanta Services, Inc., Science Applications International Corporation, Teradata Corporation, Tetra Tech, Inc., Timken Corporation, Unisys Corporation, Visteon Corporation and Weatherford International plc. programs. The review considered several factors relating to the constituent companies, including an analysis of certain financial metrics (i.e., revenue, net assets, market capitalization, enterprise value, and number of employees) drawn from the Equilar Executive Compensation Survey, business strategies, the effects of corporate transactions, and the availability of market data. As a result of this review, our Compensation Committee updated our Core Peer Group for 2020 compensation decisions by adding TechnipFMC plc. Our Compensation Committee also made changes to our Diversified Peer Group by adding AECOM Technology Corporation, Fluor Corporation, and Jacobs Engineering Group Inc. because these companies began participating in the Equilar Executive Compensation Survey and removing Weatherford International plc due to its bankruptcy. During 2019, our Compensation Committee asked Meridian to review the appropriateness of the Core and Diversified Peer Groups for assessing the competitiveness of our executive compensation No Significant Changes Made in 2019 to KBR’s Compensation Program In 2017, our Compensation Committee made changes to our short-term incentive plan to further emphasize the link between pay and Company performance. These changes shifted the weightings for two metrics to make the company-wide EPS metric more important than individual KPIs, added more financially measurable metrics to the KPIs, and fixed the CEO’s KPIs to be based solely on EBITDA targets. Our Compensation Committee believes all of our compensation programs now strongly reflect our pay-for-performance strategy. Accordingly, no significant changes were made to our compensation program for 2018 or 2019. Changes made to our 2020 Compensation Program are disclosed on pages 50 and 54. Advisory Vote on Compensation and Stockholder Engagement We believe we have a well-designed executive compensation program; however, our Corporate Secretary reaches out to our top 25 investors bi-annually to maintain an open dialogue about our compensation policies, practices, and structure and receive feedback on elements that could be changed to better align with our stockholders’ interests. In 2019, we reached out to our top 25 investors in April for comment on our 2019 proxy. Our Corporate Secretary had calls or heard from investors representing approximately 25% of our outstanding stock. The Chairman of our Compensation Committee joined our Corporate Secretary in calls with two of our top investors representing approximately 8% of our outstanding stock. Most of these calls asked us to respond to the latest Institutional Shareholder Services report recommending against our stockholder advisory proposal on executive compensation (“Say-on-Pay Proposal”). Over half of the investors who we spoke with had no major concerns with our compensation program but were going to follow the recommendation of ISS because that was the investor’s policy. Several investors, though, believed a greater percentage of our executives’ compensation should be paid in KBR stock. Specifically, some investors suggested that a portion of our KBR Long-Term Performance Cash Awards, the largest component of our executives’ total compensation, be paid in KBR stock. Our most recent Say-on-Pay Proposal was presented to our stockholders during the Company’s annual meeting of stockholders on May 15, 2019. At that 2019 annual meeting, approximately 61% of the votes cast (in person and by proxy) on the Say-on-Pay Proposal were voted in favor of the proposal. Our Compensation Committee considered this majority result to be in support of our compensation policies and decisions but acknowledged it being a much lower approval rating compared to 93% in 2018. As a result, in November our Compensation Committee sought input again from our top 25 investors. On behalf of our Compensation Committee, our Corporate Secretary had meetings with investors representing approximately 11% of our outstanding stock. Similar to our discussions in April 2019, our investors generally believed that a greater percentage of our executives’ compensation should be paid in KBR stock. Based on the April and November feedback from our investors, we amended our 2020 KBR Long-Term Performance Cash Awards, which are payable under the KBR Stock and Incentive Plan, such that payouts to our Named Executive Officers will be settled in KBR stock rather than cash for the 50% portion of the award that is based on the relative TSR performance metric. This significant increase to the percentage of our Named Executive Officers’ total compensation that is settled in our stock creates a larger stake in the long-term financial success of the Company that is more aligned with our stockholder interests. Outside of this directed dialogue regarding executive compensation, our Company maintains open discussions with our stockholders on a broad range of topics, including board diversity, governance, and sustainability matters. We will continue to consider the outcome of our Say-on-Pay Proposal when determining future compensation policies and decisions for our NEOs. 44 2020 Proxy Statement www.kbr.com

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Executive Compensation
Compensation Discussion and Analysis

Summary of 2019 Compensation of Named Executive Officers

2019 BASE SALARY AND TARGET SHORT- AND LONG-TERM INCENTIVES

The table below reflects target annual compensation and is not intended to replace the more detailed information provided in the Summary Compensation Table. The target dollar amounts for restricted stock units are rounded to the next whole share upon grant.

			Target 2019 Long-Term Performance Incentives		
	2019 Base Salary	Target 2019 Short-Term Incentive	Restricted Stock Units Target Dollar Amount	Performance Cash Award Target Dollar Amount	Total Target Amount
Mr. Bradie	$ 1,100,000	$ 1,375,000	$ 2,000,000	$ 4,000,000	$ 8,475,000
Mr. Sopp	$ 652,800	$ 554,880	$ 416,667	$ 833,333	$ 2,457,680
Mr. Mujib	$ 561,000	$ 504,900	$ 466,667	$ 933,333	$ 2,465,900
Mr. Ibrahim	$ 519,435	$ 441,520	$ 283,333	$ 566,667	$ 1,810,955
Mr. Mackey	$ 500,000	$ 425,000	$ 333,333	$ 666,667	$ 1,925,000

Performance-Based Compensation

As shown below, a significant portion of our NEOs' target annual compensation in 2019 was performance-based. "Other NEOs" includes all NEOs except for the CEO.


CEO's TARGET COMPENSATION
67% Performance Based
71% Long-Term Incentives
13% Base Salary
100% Performance Based
16% Short-Term Incentives (Annual)
33% Non-Performance Based
OTHER NEO's TARGET COMPENSATION
67% Performance Based
52% Long-Term Incentives
26% Base Salary
100% Performance Based
22% Short-Term Incentives (Annual)
33% Non-Performance Based

Elements of Compensation

Our executive compensation program has been designed to ensure that KBR is able to attract and retain talented executives for applicable positions, and that our compensation plans support KBR's strategies, focus efforts, help achieve business success, and align with stockholders' interests. There is no pre-established formula for the allocation between cash and non-cash compensation or between short-term and long-term compensation. Instead, each year our Compensation Committee determines, in its discretion and business judgment, the appropriate level and mix of compensation to reward our NEOs for near-term superior performance and to encourage commitment to our long-range strategic business goals. When making these decisions, our Compensation Committee is always mindful of our philosophy that the majority of Named Executive Officer compensation should vary with Company performance.

As illustrated in the above charts, our 2019 executive compensation program consisted of three core elements of direct compensation (at target): base salary, short-term (annual) incentives, and long-term incentives.

Each element of our executive compensation program is described below.

A. BASE SALARY

We pay our NEOs market-competitive base salaries for the skills and experience they bring to their respective roles. Our Compensation Committee then uses its discretion to adjust that amount to reflect:

- Individual performance;
- Internal pay equity;
- Level of responsibility;
- Experience in current role and equitable compensation relationships among our executives;
- Performance and leadership; and
- External factors involving competitive positioning, general economic conditions, and marketplace compensation trends.

2020 Proxy Statement 45

Executive Compensation
Compensation Discussion and Analysis

B. SHORT-TERM INCENTIVES (ANNUAL)

Our Compensation Committee established the KBR Senior Executive Performance Pay Plan (the "Performance Pay Plan") to reward Senior Executive Management for improving financial results for our stockholders and to provide a means to link cash compensation to KBR's short-term performance. The Performance Pay Plan is a performance program under the stockholder-approved KBR Stock and Incentive Plan. We provide for short-term incentives in order to motivate and reward achievement of, and performance in excess of, KBR's annual goals.

Incentive Award Opportunities

In December 2018, our Compensation Committee met to determine the 2019 target awards for our Named Executive Officers under the Performance Pay Plan. These short-term awards, which are expressed as percentages of base salary, were generally set to be consistent with the median target awards for those in similar positions within our Core and Diversified Peer Groups. The short-term incentive award opportunities for 2019 are shown below:

Executive	Threshold (% of Base Salary)	Target (% of Base Salary)	Maximum (% of Base Salary)	Increase to Target Award from 2018
Mr. Bradie	31.25%	125%	250%	None
Mr. Mujib	22.5%	90%	180%	None
Messrs. Ibrahim, Mackey and Sopp	21.25%	85%	170%	5%

2019 Performance Metrics

Fiscal year 2019 was the fifth full year since Mr. Bradie's arrival at KBR and the initiation of our strategic plan in 2014. The performance metrics we used for 2019 short-term awards, which are the same as the metrics used for our 2018 awards, focus our NEOs on the key measures of success in connection with the execution of our strategic plan. Our Compensation Committee updated the targets for each metric to ensure they remained challenging and competitive. Our Compensation Committee adopted the following performance metrics (and weightings) for our CEO and other NEOs for short-term incentive awards:

Performance Metric	Weighting	Rationale
KBR Adjusted EPS Measures net income divided by the weighted average number of fully diluted Company shares outstanding.	40%	This metric helps to align our NEOs with the interests of our stockholders because strong EPS generally increases the value of our stock. Buybacks are considered in reviewing EPS achievement to provide for an accurate comparison against the pre-established target.
KPIs KPIs are individual performance metrics specific to each NEO. For the CEO, 50% of his KPIs are based on earnings before interest, tax, depreciation and amortization ("EBITDA"). The KPIs for the other NEOs are described on pages 48, 49 and 50.	30%	KPIs allow us to reward individual contributions to KBR's key strategy focus areas.
KBR Operating Cash Flow ("OCF") KBR OCF measures the amount of cash generated by KBR's operations.	20%	Our OCF target is based on KBR's 2019 budgeted Cash Flow from Operations, and is aligned with our capital deployment strategy. This metric ensures that our NEOs focus on cash management.
Completed SAFE Tours A SAFE (Shaping Accident Free Environments) Tour is a project, office, or site visit by an NEO to ensure implementation of KBR's Zero Harm 24/7 initiative.	5%	The objective of a SAFE Tour is to exhibit visible leadership and commitment to health, safety, security and environment from the highest level of our Company. A SAFE Tour requires a significant commitment from an NEO. This forward-looking metric promotes the safety of all KBR employees and affiliates and helps reduce costs.
KBR Consolidated Safety Safety measures the total recordable incident rate ("TRIR"), which is calculated as the number of recordable incidents for every 200,000 work-hours, for consolidated KBR.	5%	This historic metric measures the safety of all Company employees and affiliates. Safety incentives also help reduce costs for the Company.

We believe the above metrics are most important for measuring our NEOs' efforts to drive KBR's growth and increase our stockholders' value.

46 2020 Proxy Statement www.kbr.com

1 Executive Compensation Compensation Discussion and Analysis Target Award Levels When establishing target levels for the short-term incentive awards for 2019, our Compensation Committee considered, among other things, projected Company performance, strategic business objectives, and forecast general business and industry conditions. At the time the target levels are established, the outcome is intended to be substantially uncertain but achievable, and to require better than expected performance from our NEOs. Our Compensation Committee adopted target levels for our short-term incentive award schedule that maintained the same rigor as the performance targets from the prior year, especially in light of our strategic goal to position KBR for long-term growth. For KBR EPS, our Compensation Committee set the target level at the midpoint of the adjusted EPS guidance of $1.58 to $1.73, which was included in Exhibit 99.1 to our Form 8-K filed on February 26, 2019. We considered an adjusted EPS of $1.66 a rigorous target level because our 2018 EPS of $1.99 included benefits of $0.63 due to the Aspire Defence gain on consolidation. Excluding this, our 2018 adjusted EPS 2019 SHORT-TERM INCENTIVES TABLE was $1.36 (see reconciliation under the section titled “Non-GAAP Reconciliation: EBITDA and Adjusted EPS” at the end of this proxy statement). Our 2019 KBR Adjusted EPS target of $1.66 reflected an 8.5% increase from the adjusted 2018 EPS of $1.53. For KBR’s Operating Cash Flow (“OCF”), our Compensation Committee set the target level at the midpoint of our OCF guidance of $175MM to $205MM, which was included in Exhibit 99.1 to our Form 8-K filed on February 26, 2019. We considered an OCF of $190MM to be an appropriate target level given that this was a 15% increase over our 2018 OCF of $165MM. The 2019 target level for the Consolidated Safety TRIR performance metric was set at 0.190, which was slightly better than the 2018 TRIR result of 0.191, because with industry-leading performance, we adopt a continuous improvement goal philosophy. Our Compensation Committee established the 2019 target award levels shown below, with actual results and payouts certified in February 2020. Weight Performance Metric Threshold Target Maximum Actual Result Payout 40% KBR EPS(1) $1.59 $1.66 $1.73 $1.69 57.2% 20% KBR OCF $175MM $190MM $205MM $256MM 40.0% 5% SAFE Tours Completed 60 69 83 93 10% 5% Consolidated Safety (TRIR) 0.204 0.190 0.178 0.125 10% 30% KPIs Individual KPIs shown below Noted below TOTAL PAYOUT(2) 117.2% (1) The 2019 EPS actual result of $1.69 relates to the achieved adjusted EPS for the year, after non-cash corrections to record the effects of foreign currency on our share of earnings of an unconsolidated joint venture. A reconciliation of EPS to adjusted EPS is provided on the last page of this proxy statement. (2) The total payout percentage does not include the percentages earned with respect to the KPIs. The final payouts for our CEO and other NEOs are disclosed in the following paragraphs. Exercise of Negative Discretion to Total STI Payout % At the end of the second quarter of 2019, management determined that it failed to sufficiently assess and implement controls to address the financial reporting control risks of a newly implemented ERP system in our Government Solutions business segment. As a result, internal controls were not operated consistently and effectively during the second quarter of the year in our Government Solutions business segment. While this deficiency did not result in a material misstatement in our financial statements for any period in 2019, and while the deficiency was fully remediated in the third quarter of 2019, our Compensation Committee reduced the 2019 total STI payout percentage by 10 percentage points for Messrs. Bradie, Sopp and Mackey, who are involved with internal controls over financial reporting and responsible for corporate operations. This emphasizes the significance of internal controls over financial reporting to KBR and aligns with our mission to maintain a strong control environment and our license to operate as a world-class global service provider. 2020 Proxy Statement 47

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Executive Compensation
Compensation Discussion and Analysis

KPIs and STI Payout for Mr. Bradie

Mr. Bradie earned 60% on his KPIs as provided below:

Weight	KPI	Threshold	Target	Maximum	Actual Result	Payout
15%	Grow KBR EBITDA from 2018 (excluding gain on consolidation from Aspire Defence[1] in 2018).	$434.7MM	$447.1MM	$459.5MM	$471.8MM	30%
15%	Grow Energy Solutions backlog (annual book-to-bill).	1.0	1.1	1.2	1.6	30%
KPI PAYOUT						**60%**

Mr. Bradie's performance against his KPIs earned him the following payout:

CEO and Target	STI Payout per Actual Metrics Results (excluding KPIs)	Negative Discretion for Control Deficiency	KPI Payout	Final Payout
Mr. Bradie Target 125%	$1,611,500 117.2% of target	$(137,500) (10%)	$825,000 60%	$2,299,000 167.2% of target

KPIs and STI Payout for Mr. Sopp

Mr. Sopp earned 32.5% on his KPIs as provided below:

Weight	KPI	Threshold	Target	Maximum	Actual Result	Payout
10%	Mature cash flow business processes (measured by OCF).	$175MM	$190MM	$205MM	$240MM	20%
10%	No material "rate" surprises in Government Solutions — U.S. in the fourth quarter of 2019.	2.0	1.0	0.5	1.0	10%
10%	Achieve successful implementations of Costpoint[2] for Government Solutions — U.S. in 2019 (measured by number of businesses with no major deficiencies).	1	2	3	1.0	2.5%
KPI PAYOUT						**32.5%**

Mr. Sopp's performance against his KPIs earned him the following payout:

NEO and Target	STI Payout per Actual Metrics Results (excluding KPIs)	Negative Discretion for Control Deficiency	KPI Payout	Final Payout
Mr. Sopp Target 85%	$650,319 117.2% of target	$(55,488) (10%)	$180,336 32.5%	$775,167 139.7% of target

(1) KBR completed the acquisition of its partner's interest in Aspire Defence Holdings Limited ("Aspire Defence") in April 2018.

(2) Costpoint is an enterprise resource planning and management solution software for government contractors implemented by KBR in 2019 in certain locations to standardize processes across the globe.

48 2020 Proxy Statement www.kbr.com

Executive Compensation
Compensation Discussion and Analysis

KPIs and STI Payout for Mr. Mujib

Mr. Mujib earned 0% on his KPIs as provided below:

Weight	KPI	Threshold	Target	Maximum	Actual Result	Payout
10%	Increase earnings backlog from December 2018 to December 2019.	$2.8B	$3.1B	$3.4B	$1.4B	0%
10%	Strategic Project Job Income: Deliver successful start-up and completion of strategic project and meet job income actual at or ahead of plan. No material write-downs.	$(5.0)MM	$0.0MM	$5.0MM	$(9.4)MM	0%
10%	Win one LNG EPC project.	<1	1	2	1	0%
KPI PAYOUT						**0%**

The actual result for Mr. Mujib's third KPI, "Win one LNG EPC project," was 1, which equaled his target goal and achieved a payout of 10%; however, our Compensation Committee exercised negative discretion to reduce the payout from 10% to 0% because the Freeport LNG contract win is not an FID (Full Investment Decision) contract but an LNTP (Limited Notice to Proceed).

Mr. Mujib's performance against his KPIs earned him the following payout:

NEO and Target	STI Payout per Actual Metrics Results (excluding KPIs)	KPI Payout	Final Payout
Mr. Mujib Target 90%	$591,743 117.2% of target	$0 0%	$591,743 117.2% of target

KPIs and STI Payout for Mr. Ibrahim

Mr. Ibrahim earned 20% on his KPIs as provided below:

Weight	KPI	Threshold	Target	Maximum	Actual Result	Payout
10%	Grow the Energy Solutions U.S. business (EBITDA).	$16.5MM	$18.3MM	$20.2MM	$50.7MM	20%
10%	Grow the Energy Solutions consultancy business (EBITDA).	$6.0MM	$6.7MM	$7.4MM	$0.9MM	0%
10%	Become the global leader of technology-led onshore industrial services (International) (EBITDA).	$12.9MM	$14.3MM	$15.7MM	$3.8MM	0%
KPI PAYOUT						**20%**

Mr. Ibrahim's performance against his KPIs earned him the following payout:

NEO and Target	STI Payout per Actual Metrics Results (excluding KPIs)	KPI Payout,	Final Payout
Mr. Ibrahim Target 85%	$517,461 117.2% of target	$88,304 20%	$605,765 137.2% of target

2020 Proxy Statement 49

Executive Compensation
Compensation Discussion and Analysis

KPIs and STI Payout for Mr. Mackey

Mr. Mackey earned 29.3% on his KPIs as provided below:

Weight	KPI	Threshold	Target	Maximum	Actual Result	Payout
10%	Deliver EBITDA for our Brown & Root Industrial Services joint venture on plan for 2019 while further developing closer aligned management relationships.	$37.8MM	$42.0MM	$46.2MM	$40.7MM	7.7%
10%	Run all functions within 2019 budget, and identify and prepare successors for key roles.	($24.8MM)	($22.5MM)	($20.3MM)	($23.1MM)	8.1%
5%	Deliver the functional / leadership transformation of Information Technology while also delivering major projects for the year within budget for 2019.	($125.0MM)	($113.6MM)	($102.2MM)	($115.2MM)	4.4%
5%	Deliver Workday[1] within budget and on schedule.	($3.3MM)	($3.0MM)	($2.7MM)	($2.8MM)	9.1%
KPI PAYOUT						**29.3%**

Mr. Mackey's performance against his KPIs earned him the following payout:

NEO and Target	STI Payout per Actual Metrics Results (excluding KPIs)	Negative Discretion for Control Deficiency	KPI Payout	Final Payout
Mr. Mackey	$498,100	$(42,500)	$124,525	$580,125
Target 85%	117.2% of target	(10%)	29.3%	136.5% of target

Changes Made to KBR's 2020 STI Plan

In 2019, our Compensation Committee made no changes to the financial and safety performance metrics of the STI plan, just as it made no changes to them in 2018, because the changes made in 2017 (such as increasing the EPS performance metric weighting from 25% to 40% and decreasing the KPI metric weighting from 45% to 30%) were still considered to be aligned with the interests of the Company and our stockholders and the goals are set at rigorous levels. At the time of filing this proxy statement, our Compensation Committee was still reviewing the 2020 STI plan due to the difficulty in setting goals during the COVID-19 pandemic.

C. LONG-TERM PERFORMANCE INCENTIVES

Under the KBR Stock and Incentive Plan, our Compensation Committee made grants to our Named Executive Officers in 2019 in the form of KBR Long-Term Performance Cash Awards and KBR Restricted Stock Units. The KBR Stock and Incentive Plan, the methodology used by our Compensation Committee to determine the mix of awards to grant, and the actual 2019 grants to the NEOs are described below.

Stock awards approved by our Compensation Committee are generally effective on the date of the meeting at which the approval occurs. Stock option grants, when approved by our Compensation Committee, are never issued with an exercise price below the fair market value of our common stock on the date of grant.

KBR Stock and Incentive Plan

We use long-term performance incentives to achieve the following objectives:

- reward consistent value creation and achievement of operating performance goals;
- align management's interests with stockholders' interests; and
- encourage long-term perspectives and commitment.

Long-term incentives represent the largest component of the total executive compensation opportunity for our executives. We believe this is appropriate given our belief that executive pay should be closely tied to stockholders' long-term interests.

The KBR Stock and Incentive Plan provides for a variety of cash and stock-based awards, including nonqualified and incentive stock options, restricted stock/units, performance shares/units, stock appreciation rights, and stock value equivalents, also known as phantom stock. The KBR Stock and Incentive Plan allows our Compensation Committee the discretion to select from among these types of awards to establish individual long-term incentive awards.

Our Compensation Committee met in December 2018 to review the number of shares available under the KBR Stock and Incentive Plan for future stock-based awards and to review the CEO's recommendations on the value of the long-term incentive awards to our Senior Executive Management. In addition, our Committee met in February 2019 to review and approve the amount and appropriate mix of long-term incentive awards to be granted to our Named Executive Officers.

(1) Workday is a cloud-based human capital management system implemented by KBR in 2019 to standardize human resources processes across all KBR offices globally.

50 2020 Proxy Statement www.kbr.com

Executive Compensation
Compensation Discussion and Analysis

For purposes of establishing the target dollar value of the long-term incentive awards, our Compensation Committee engaged Meridian to review our Named Executive Officers' long-term incentive compensation.

Based on this review and related information about our peer groups, our Compensation Committee elected not to increase the long-term incentive target dollar values for our Named Executive Officers except for Mr. Sopp, as outlined in the below table:

Name	2019 Long-Term Incentive Target Dollar Value of Award	Increase (% of Target 2018 Long-Term Incentive Award)	Basis for Decision
Mr. Bradie	$ 6,000,000	$ 0	Core Peer Group data.
Mr. Sopp	$ 1,250,000	$ 250,000 (25%)	Core Peer Group data.
Mr. Mujib	$ 1,400,000	$ 0	Core Peer Group data and internal equity.
Mr. Ibrahim	$ 850,000	$ 0	Core Peer Group data and internal equity.
Mr. Mackey	$ 1,000,000	$ 0	Diversified Peer Group data and internal equity.

Using the long-term incentive target dollar values listed above, our Compensation Committee granted our Named Executive Officers a mix of 66 ⅔% KBR Long-Term Performance Cash Awards (based on target value) and 33 ⅓% KBR Restricted Stock Units. Our Compensation Committee concluded that this mix of performance cash awards and restricted stock units was consistent with the Company's pay-for-performance objectives. Our Compensation Committee reviewed the mix of equity awards granted by the companies in our Core Peer Group and Diversified Peer Group. KBR awarded a much higher percentage of performance cash awards (66 ⅔%) than the companies in either of our peer groups because our Compensation Committee believes that emphasizing the two performance metrics for these awards — JIS and sustained TSR — is more likely than other forms of incentive to promote a sustained increase in stockholder value.

KBR LONG-TERM PERFORMANCE CASH AWARDS

The KBR Long-Term Performance Cash Awards are designed to provide selected executives with incentive opportunities that are contingent on the level of achievement of pre-established corporate performance objectives. For the awards granted to our Named Executive Officers in February 2019, our Compensation Committee selected the same performance metrics as were used for the KBR Long-Term Performance Cash Awards granted in 2018: relative TSR and job income sold ("JIS"), each weighted 50%. These terms and the importance of the two metrics to KBR are described below.

TOTAL STOCKHOLDER RETURN (TSR)

JOB INCOME SOLD (JIS)


50%
+
50%
=
TOTAL AWARDS PAYOUT

DEFINITION
KBR's average quarterly TSR over the three-year performance period is compared to the average quarterly TSR of each Company of our TSR Peer Group* over the same period.

OBJECTIVE
The objective of this metric is to directly link the payout to KBR's average TSR performance relative to its peers, promoting stockholders' interest.

DEFINITION
JIS is defined as the Company's and its consolidated subsidiaries' job income from (i) new projects awarded and (ii) earnings growth from contract amendments or scope adjustments to existing projects.

OBJECTIVE
The objective of this metric is to measure and reward sales performance and promote growth, which is one of our key strategic priorities.

* *For 2019 compensation decisions, the TSR Peer Group was identical to the Core Peer Group. The Compensation Committee selects an appropriate TSR Peer Group every year, and it does not always overlap perfectly with the Core Peer Group.*

2020 Proxy Statement 51

Executive Compensation
Compensation Discussion and Analysis

For the 2019 grants, TSR and JIS will be measured over a three-year performance period beginning January 1, 2019, and ending December 31, 2021. Our Compensation Committee believes that a three-year performance award cycle encourages retention and aligns with long-term stockholder returns. Moreover, JIS is appropriately measured over three years because our projects are long-term in nature and often involve amendments and scope adjustments that might distort a shorter performance period. Given that winning the right work is one of our key strategic priorities through which we can create long-term growth and position KBR for a strong and stable future amidst economic volatility, we believe that JIS measured over three years is an appropriate metric.

When establishing target levels for these two performance metrics, our Compensation Committee considered, among other things, projected Company performance, KBR's strategic business objectives, and forecast general business and industry conditions. At the time the target levels were established, the outcomes were intended to be substantially uncertain, but achievable.

Our Compensation Committee determined the number of KBR Long-Term Performance Cash Awards for each Named Executive Officer by multiplying the total long-term incentive target value by 66 ⅔% and dividing the product by $1.00, which is the target value of each KBR Long-Term Performance Cash Award. The actual value of a KBR Long-Term Performance Cash Award may increase to a maximum of 200% of $1.00, or $2.00, or decrease to below threshold to 0% of $1.00, or $0.00, depending on KBR's performance.

TSR Metric

TSR is measured based on a sustained approach rather than a cumulative (point-to-point) approach. Our Compensation Committee believes that measuring TSR just from the beginning of the three-year performance period to the end would not adequately capture stockholder value. To measure sustained performance, we calculate the TSR of each company in the TSR Peer Group (measured using a 20-trading-day average price) every quarter during the three-year performance period. We then calculate the average TSR for each peer company for the three-year performance period by dividing the sum of each company's quarterly TSRs by 12 (the number of calendar quarters in three years). Then we rank KBR's average quarterly TSR against those results. Our Compensation Committee believes this sustained measurement approach is better because, instead of emphasizing a single ending point, this approach considers how investors fare at different times during the entire three-year performance period.

The TSR percentage is calculated by subtracting KBR's TSR ranking as compared to the peer group from the total number of companies in the peer group (including KBR), dividing the difference by the number of companies in the peer group (excluding KBR), and multiplying the quotient by 100%. Assuming a peer group of 13 companies (including KBR), the TSR rankings and corresponding payout percentages are shown in the table below.

At the end of each three-year performance award cycle, our Compensation Committee will determine KBR's TSR ranking, and the payout attributable to the TSR performance measure will be computed for each NEO in accordance with the table that follows.

TSR Payout

Performance Level	TSR Ranking	Percentile	Payout
	1	100.0%	200.0%
Maximum	2	91.7%	200.0%
	3	83.3%	183.3%
	4	75.0%	162.5%
	5	66.7%	141.8%
	6	58.3%	120.8%
Target	7	50.0%	100.0%
	8	41.7%	79.3%
	9	33.3%	58.3%
Threshold	10	25.0%	37.5%
	11	16.7%	0.0%
	12	8.3%	0.0%
	13	0.0%	0.0%

52 2020 Proxy Statement www.kbr.com

Executive Compensation
Compensation Discussion and Analysis

JIS Metric

The remaining 50% of the KBR Long-Term Performance Cash Awards will be determined based on JIS over the same three-year performance period. The 2019 performance goals and associated payouts for JIS are shown below.

	Threshold	Target	Maximum
Performance Goal	$660MM	$700MM	$740MM
Payout %*	25%	100%	200%

* For a result between threshold and target and target and maximum, the payout is determined by linear extrapolation.

For the second and third years in the JIS performance period, our Compensation Committee will set the JIS target at a level that remains rigorous. Our Compensation Committee decided to establish the JIS target one year at a time because it is difficult to forecast JIS beyond one year in the challenging hydrocarbons market. The final award for the JIS metric will be calculated at the end of the three-year performance period as the average of the JIS percentages achieved during each year.

Possible Negative Discretion

In addition to the TSR and JIS performance measures, 20% of the total KBR Long-Term Performance Cash Awards payout was subject to forfeiture on December 31, 2019, if our Compensation Committee determined, in its sole discretion, that 2019 was not a successful year for us. The possible 20% reduction would be applied only in 2019 if our Compensation Committee decided that 2019 was not a successful year on or before March 31, 2020, and the amount forfeited could not be earned back during the second and third years of the three-year performance period. There was no upside to this discretion; our Compensation Committee was not authorized to increase payouts, even if 2019 was a particularly strong year. On February 19, 2020, our Compensation Committee determined that 2019 was a successful year for KBR and, accordingly, it did not exercise its discretion to cause a forfeiture of 20% of the KBR Long-Term Performance Cash Awards payout.

Similarly, the KBR Long-Term Performance Cash Awards that were granted to our NEOs in 2019 provide our Compensation Committee with the discretion to reduce, but not increase, by any amount (including a reduction resulting in no payout) the payments that would otherwise be made with respect to such awards. This negative discretion may be exercised by our Compensation Committee at any time before payment is made with respect to these awards, but it may not be exercised following the occurrence of a corporate change (as defined in the KBR Stock and Incentive Plan).

Results and Payouts for Awards for the 2017-2019 Performance Period

In February 2020, our Compensation Committee certified the results for the KBR Long-Term Performance Cash Awards that were granted on February 28, 2017, based on the same TSR and JIS performance measures. The table below shows those results and the amounts actually paid to each of our Named Executive Officers.

Payout Table for 2017-2019 KBR Long-Term Performance Cash Award Period

2017 Long-Term Performance Cash Award				Average Total Stockholder Return 2017-2019					Job Income Sold 2017-2019		
Named Executive Officer	Target ($)	Maximum ($)	Actual Payout ($)	Avg TSR (%)	Avg TSR Peer Group Ranking	Avg TSR Payout (%)	50% Weighted Payout (%)	Actual Avg TSR Payout ($)	Avg JIS Payout Ratio	50% Weighted Payout (%)	Actual Avg JIS Payout Ratio Payout ($)
Mr. Bradie	4,000,000	8,000,000	7,700,000	15.2	1st	200	100	4,000,000	185	92.5	3,700,000
Mr. Sopp	666,667	1,333,334	1,283,334	15.2	1st	200	100	666,667	185	92.5	616,667
Mr. Mujib	933,333	1,866,666	1,796,666	15.2	1st	200	100	933,333	185	92.5	863,333
Mr. Ibrahim	566,667	1,133,334	1,090,834	15.2	1st	200	100	566,667	185	92.5	524,167
Mr. Mackey	666,667	1,333,334	1,283,334	15.2	1st	200	100	666,667	185	92.5	616,667

For the 2017 KBR Long-Term Performance Cash Awards, a TSR ranking below the 20th percentile results in zero payout, a ranking in the target 50th percentile results in a target payout of 100%, and a ranking equal to or greater than the maximum 90th percentile results in a maximum payout of 200%. The average TSR for the three-year performance period was 15.2%, which resulted in a ranking of 1st out of the nine companies in our TSR Peer Group, a 100% percentile, and a 200% average TSR payout. The actual TSR payout was 100% after applying the 50% weighting.

The 2017 JIS was $544MM, which was above the 2017 maximum goal of $500MM and resulted in a 2017 JIS payout ratio of 200%. The 2018 JIS was $664MM, which was in between the 2018 target goal of $585MM and maximum goal of $730MM and resulted in a 2018 JIS payout ratio of 154.5%. The 2019 JIS was $773MM, which was above

2020 Proxy Statement 53

F Executive Compensation Compensation Discussion and Analysis the 2019 maximum goal of $740MM and resulted in a 2019 JIS payout ratio of 200%. The average JIS payout ratio for the three-year performance period was 185%. The actual average JIS payout ratio payout was 92.5% after applying the 50% weighting. Based on the weightings of 50% each for TSR and JIS, the total payout ratio for the 2017 KBR Long-Term Performance Cash Awards was 192.5% of target. Changes Made to KBR’s 2020 Long-Term Performance Cash Awards In response to our stockholders’ feedback to make our compensation program more heavily weighted in stock than in cash, our Compensation Committee amended our 2020 KBR Long-Term Performance Cash Awards payable under the KBR Stock and Incentive Plan with respect to our senior executives to settle in stock rather than in cash for the 50% portion that is based on relative TSR. The increase in stock-settled awards provides a larger stake in the long-term financial success of the Company that is aligned with stockholder interest. KBR RESTRICTED STOCK UNITS The KBR Restricted Stock Units granted to our NEOs in 2019 are subject to a three-year graded vesting schedule, based on continued service with the Company. Dividend equivalents will be paid on restricted stock units at the same time dividends are paid to common stockholders. Our Compensation Committee determined the number of restricted stock units for each Named Executive Officer by multiplying the total long-term incentive target value by 33%% and dividing the product by $19.76, the closing price of our common stock on the date of grant. Our Compensation Committee selected a three-year vesting schedule to facilitate retention and to provide incentives to enhance long-term value. As with the KBR Long-Term Performance Cash Awards, 20% of the restricted stock units were subject to forfeiture on December 31, 2019, in the discretion of our Compensation Committee if it determined on or before the first anniversary of the date of grant that 2019 was not a successful year for us. Any amount of restricted stock units forfeited could not be earned back during the second and third years of the three-year vesting period. On February 19, 2020, our Compensation Committee determined that 2019 was a successful year for KBR and, accordingly, it did not exercise its discretion to cause a forfeiture of 20% of the KBR Restricted Stock Units. In addition to the above, our CEO continued to hold his performance restricted stock units granted in 2014. Our CEO earned 100% of his July 2014 performance restricted stock units that were scheduled to vest in June 2019. This was the second earned vesting following three years of forfeitures, as shown below: FORFEITURES AND VESTING OF JULY 2014 GRANT OF 30,877 PSUs 9 Forfeited Earned and Vested Other Compensation Elements NONQUALIFIED DEFERRED COMPENSATION We maintain two active nonqualified deferred compensation plans in which one or more of our Named Executive Officers participate: the KBR Elective Deferral Plan and the KBR Benefit Restoration Plan. Our Compensation Committee approved these plans in April 2007 in order to provide a continuation of benefits to our employees who were entitled to such benefits under our prior parent’s nonqualified plans. Both of these plans are available to all KBR employees who meet the limits imposed by the Internal Revenue Code or the Employee Retirement Income Security Act, as applicable. KBR continues to maintain these plans because similar plans are offered by many of the companies in our Core Peer Group. The KBR Elective Deferral Plan helps certain employees, including our NEOs, meet their retirement and other future income needs. No SEVERANCE AND CHANGE-IN-CONTROL PROTECTION Since 2008, our Compensation Committee has offered certain members of our Senior Executive Management a severance and change-in-control agreement (the “Agreement”). We believe that providing termination benefits under a severance and change-in-control agreement allows the Company to be competitive with the practices of the Core Peer Group as well as the general market. In addition, the specific terms for receiving Company contributions are made to fund deferrals under this plan. Benefits under this plan are payable upon a termination of employment or at a future date specified by the employee. The KBR Benefit Restoration Plan provides a vehicle to restore qualified plan benefits that are reduced because of limitations imposed under the Internal Revenue Code or because an employee participates in other Company-sponsored plans. Benefits under this plan are payable upon a termination of employment. Defined Benefit Pension Plan Our Named Executive Officers do not participate in any KBR-sponsored defined benefit pension plans. termination benefits under the Agreement serve to motivate and retain key employees of the Company. The Agreements offered to our NEOs are substantially the same, as further described below in the section titled “2019 Potential Payments Upon Termination or Change in Control” and “Severance and Change-in-Control Agreements.” 54 2020 Proxy Statement www.kbr.com

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1 Executive Compensation Compensation Discussion and Analysis In addition, our Compensation Committee elected for the Agreement to require a double-trigger change-in-control termination (i.e., the occurrence of both a change in control and a termination of employment within two years thereafter) in order for an executive to receive change in control benefits. None of our NEOs’ Agreements contain an excise tax gross-up, and our Compensation Committee has committed not to provide for such gross-ups in the future. Our Compensation Committee offered the Agreement to Mr. Mujib in February 2013, to Mr. Bradie in June 2014, to Mr. Mackey in January 2015, to Mr. Ibrahim in May 2015, and to Mr. Sopp in February 2017 because each of our other members of Senior Executive Management at those times had an Agreement or to incentivize them to leave their former employer and join the Company. Each NEO’s Agreement will terminate automatically on the earlier of (i) the executive’s termination of employment with the Company or (ii) two years after a change in control that occurs during the term of the Agreement. The Agreement provides for: • Severance termination benefits (prior to a change in control), which, for some members of Senior Executive Management, including Messrs. Mackey and Sopp, are graded based on service time with the Company; • Double-trigger change-in-control termination benefits (after a change in control); and • Death, disability, and retirement benefits. As a condition of receiving these benefits (other than the death and disability benefits), the applicable executive must first execute a release and full settlement agreement. The Agreement contains customary confidentiality, non-competition, and non-solicitation covenants, as well as a mandatory arbitration provision. In addition, the Agreement contains a clawback provision that allows the Company to recover any benefits paid under the Agreement if our Compensation Committee determines within two years after the executive’s termination of employment that his employment could have been terminated for “Cause,” as defined in the Agreement. The Agreement provides that all unvested stock options, stock appreciation rights, restricted stock, restricted stock units, and performance cash awards granted to the executive will be forfeited upon involuntary termination not for cause and good reason. Such awards, however, will fully vest upon a double-trigger change in control termination. OTHER BENEFITS Generally, our Named Executive Officers participate in the same retirement and health and welfare programs as our other employees. In 2019, our Named Executive Officers participated in the Company’s 401(k) plan, under which we made employer matching contributions up to 5.5% of eligible compensation. NEOs’ health care and insurance coverage is the same as that provided to other active employees, except that the Named Executive Officers are eligible to receive an executive physical under our Zero Harm initiative. Named Executive Officers are eligible to receive limited financial planning advice. Otherwise, we typically do not offer perquisites to our Named Executive Officers unless those perquisites are generally available to other employees. Our executives do not have company cars or car allowances, housing, or travel allowances, except if we ask them to relocate. In connection with his international assignment, Mr. Ibrahim received the standard allowances for a car, housing, school, and relocation costs. In addition, Mr. Ibrahim was included in our standard tax equalization program. To allow for maximum efficiency and productive use of time, we have one Company-leased car and a driver in Houston for use by our Named Executive Officers and others for business purposes. Our Named Executive Officers may use the Company-leased car and the driver for limited personal use only if the car is not being used by another Named Executive Officer for business purposes at that time. Impact of Executive Conduct or a Restatement of Earnings on Compensation (Clawback Policy) If we determine at any time within two years after the termination of employment of a Named Executive Officer that such executive’s employment could have been terminated for Cause, as defined in the executive’s Agreement, we retain the right to recover any severance benefits (both cash and equity) provided under the Agreement to such executive. In such a case, the executive agrees to promptly repay such amounts to us. In addition, our Company’s cash and equity incentive programs allow our Compensation Committee to seek recovery of any incentives that are determined to be an overpayment following any restatement of our financial results that impacts the performance metrics on which the incentive awards were calculated. Impact of Accounting, Regulatory, and Tax Requirements on Compensation We apply the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718-10 for share-based payments to account for and report equity-based compensation. FASB ASC 718-10 requires equity-based compensation expense to be measured based on the grant date fair value of the award. Compensation expense for performance-based awards is measured based on the grant date fair value, which is re-measured at each reporting date through the settlement date. Changes in fair value during the requisite service period or the vesting period are recognized as compensation cost on a straight-line basis over that period. Compensation expense was recognized for restricted stock unit awards. In the years when we grant stock option awards, the grant date fair value is estimated using option-pricing models. If an award is modified after the grant date, incremental compensation cost is recognized immediately before the modification. The benefits of tax 2020 Proxy Statement 55

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Executive Compensation Compensation Discussion and Analysis deductions in excess of the compensation cost recognized for the options (excess tax benefits) are classified as addition to paid-in-capital, and cash retained as a result of these excess tax benefits is presented in the statement of cash flows as financing cash inflows. We carefully review and take into account current tax regulations as they relate to the design of our compensation programs and related decisions. Prior to the enactment of tax reform legislation signed into law on December 22, 2017, which was originally known as the Tax Cuts and Jobs Act (the “TCJA”), Section 162(m) of the Internal Revenue Code limited a company’s ability to deduct compensation paid in excess of $1 million during any fiscal year to each of certain named executive officers, unless the compensation was performance-based as defined under federal tax laws. Subject to certain transitional rules, the TCJA has repealed the exemption for performance-based compensation from the deduction limitation of Section 162(m) of the Internal Revenue Code for taxable years beginning after 2017. Our Compensation Committee historically reviewed and considered the deductibility of our executive compensation programs and provided compensation that was not fully deductible when necessary to retain and motivate certain executive officers and when it was in the best interest of the Company and our stockholders. To the extent compensatory awards are not covered by the transitional rules, the performance-based exception to the deduction limitation under Section 162(m) of the Internal Revenue Code will no longer be available to the Company and annual compensation paid to our covered executives in excess of $1 million will not be deductible; however, the deductability of compensation is only one of the many factors we consider when determining the appropriate level of compensation for our Senior Management Team. Section 304 of the Sarbanes-Oxley Act of 2002 applies to any cash-or equity-based incentive compensation paid to specified executives where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of restatement. We are administering all nonqualified, deferred compensation plans and payouts applicable to our Named Executive Officers with the intent to be exempt from, or in compliance with, the provisions of Section 409A of the Internal Revenue Code added under the American Jobs Creation Act of 2004. O Suketu Guhya has worked as a Project Control Manager for 12 years at KBR. He played an integral role in delivering the first indigenous detail engineering project in Chennai, India. He was given the opportunity to build project controls capabilities in Chennai, which team now supports projects in London, Oman, Abu Dhabi, Australia and the U.S. O KBR’s Senior Vice President Ella Studer has won the International Stability Operations Association (“ISOA’) Lifetime Achievement Award for her accomplishments in stability operations and commitment to the ISOA organization. She has over 30 years of experience in global stability operations management, strategy formation, and business development and oversees more than 12,000 employees worldwide performing base operations, facilities management, engineering, procurement, contingency response operations and construction services. ____5> €/ 56 2020 Proxy Statement www.kbr.com

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1 Executive Compensation Compensation Discussion and Analysis Stock-Related Policies STOCK OWNERSHIP GUIDELINES FOR OFFICERS The Nominating and Corporate Governance Committee of our Board of Directors determined that we should establish stock ownership guidelines for certain of our officers and officers of our subsidiaries in an effort to link these officers’ financial interests more closely with those of our stockholders. Our Board of Directors adopted ownership guidelines for our common stock for executives at the levels indicated below: Group Ownership Level CEO 5x base salary Level 1 Executives (Direct reports to CEO) 3x base salary Level 2 Executives (Direct reports to Level 1 Executives and at least a vice president) 1x base salary Each executive subject to the ownership guidelines will have five years after the adoption of the guidelines or his or her appointment to an applicable office, whichever is later, to achieve the indicated ownership level. All beneficially owned shares of KBR common stock, as well as vested and unvested restricted stock and restricted stock units, are counted towards achievement of the ownership guideline. For purposes of determining compliance at any particular date, the value of an executive’s shares of common stock is determined as the closing price of the common stock on that date. An executive who has achieved the applicable ownership level is not required to retain or purchase additional shares if a decline in the price of the common stock causes his or her holdings to fall below the requisite ownership level. For any executive other than the CEO, the Chief Operating Officer (if any), the CFO, and the General Counsel, the required ownership level is reduced by fifty percent on and after the executive’s 60th birthday. All of our Named Executive Officers meet our Stock Ownership Guidelines or are on track to meet the guidelines within the requisite five-year period. No Pledging or Hedging No officer of the Company may pledge, hypothecate, create any lien or security interest on, or enter into a margin contract secured by, any shares, options to purchase shares, or any other interest in shares of KBR common stock. In addition, our anti-hedging policy prohibits all members of our Board of Directors, employees, and agents from (i) speculative trading in our securities; (ii) engaging in hedging transactions using our securities; (iii) “short selling” our securities; and (iv) trading derivative securities, such as put options, call options, swaps, or collars related to our securities. Minimum Holding Period for Restricted Stock Units and Stock Options Our Compensation Committee reviewed whether to adopt a holding period for our restricted stock units and stock options. Our Compensation Committee elected not to adopt a minimum holding period because we have strong stock ownership guidelines, and we adopted a three-year graded vesting schedule for our restricted stock units. Conclusion In a highly competitive market for executive talent, we believe our customers’ and employees’ interests, as well as those of our stockholders and other stakeholders, are well served by our compensation programs. These programs are reasonably positioned among our Core Peer Group, encourage and promote our compensation objectives with a strong emphasis on pay for performance, and permit the exercise of our Compensation Committee’s discretion in the design and implementation of compensation packages. Going forward, we will continue to review our compensation plans periodically to determine what revisions, if any, should be made. 2020 Proxy Statement 57

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Executive Compensation Compensation Committee Report Compensation Committee Report The foregoing report of our Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing. Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, as provided above, with KBR’s management. Based on its review, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. Respectfully submitted, The Compensation Committee of Directors Jack B. Moore, Chairman James R. Blackwell General Lester L. Lyles Umberto della Sala March 18, 2020 Compensation Committee Interlocks and Insider Participation As of the date of this proxy statement, our Compensation Committee comprises General Lyles and Messrs. Moore, Blackwell, and della Sala, all of whom are independent, non-executive directors. None of our Compensation Committee members has served as an officer or employee of KBR. Further, none of KBR’s executive officers has served as a member of a board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of KBR. Stuart Lee, Ph.D., is a KBR Human Health and Performance expert who has supported NASA’s Johnson Space Center for 28 years. He has served as a principal or co-investigator for more than 40 human spaceflight research studies, including serving as one of the 10 principal investigators for the trailblazing NASA Twins Study. He has authored or co-authored more than 60 peer-reviewed publications, 5 book chapters, 5 NASA Human Research Program Evidence Books, 28 NASA technical publications, and more than 280 abstracts for presentation at scientific meetings regarding spaceflight exercise and cardiovascular countermeasures. Dr. Lee is the recipient of many awards, including the prestigious NASA Exceptional Public Service Medal and the NASA Silver Snoopy Award. 58 2020 Proxy Statement www.kbr.com

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Executive Compensation
Executive Compensation Tables

Executive Compensation Tables

Summary Compensation

The following table sets forth information regarding the compensation of our Named Executive Officers for the fiscal year ended December 31, 2019, and, if the individual was an NEO for the applicable fiscal year, for the fiscal years ended December 31, 2018, and 2017.

Name and Principal Position	Year	Salary ($)[1]	Stock Awards ($)[2][3]	Non-Equity Incentive Plan Compensation ($)[4]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[5]	All Other Compensation ($)[6]	Total ($)
(a)	(b)	(c)	(e)	(g)	(h)	(i)	(j)
Stuart J. B. Bradie President & CEO	2019	1,098,875	4,106,008	5,999,000	5,969	90,793	11,300,645
	2018	1,049,064	3,038,000	5,431,657	4,245	72,490	9,595,456
	2017	1,000,022	3,458,010	4,793,500	2,717	63,814	9,318,063
Mark W. Sopp[7] EVP & CFO	2019	652,808	855,429	1,391,834	1,127	38,054	2,939,252
	2018	652,562	506,347	707,113	449	37,599	1,904,070
	2017	534,167	876,349	844,800	—	119,573	2,374,889
Farhan Mujib President, Energy Solutions — Delivery	2019	561,018	958,072	1,455,076	1,151	36,757	3,012,074
	2018	562,921	708,879	1,443,080	622	44,903	2,760,405
	2017	547,899	806,870	1,498,950	152	118,283	2,972,154
J. Jay Ibrahim President, Energy Solutions — Services	2019	569,189	581,689	1,129,932	1,281	541,678	2,823,769
	2018	518,421	430,397	1,026,943	802	331,252	2,307,815
	2017	506,935	489,896	1,060,155	311	312,509	2,369,806
Ian. J. Mackey EVP & Chief Corporate Officer	2019	500,011	684,351	1,196,792	1,243	37,030	2,419,427
	2018	499,050	506,347	1,158,200	787	35,000	2,199,384

(1) *Salary equals base pay paid to each Named Executive Officer during the applicable year, including any elective deferrals into the Kellogg Brown & Root, Inc. Retirement and Savings Plan or the KBR Elective Deferral Plan. The actual salary paid may fluctuate due to the timing of payroll processing at each calendar-year end. With respect to Mr. Ibrahim, a portion of his 2018 salary under his expatriate assignment that ended on August 31, 2019, was paid on January 4, 2019, due to the timesheet and payroll processing cut-off date, which is the primary reason for his 2019 salary in column (c) exceeding his approved 2019 base pay of $519,435. In addition, Mr. Ibrahim's 2019 salary exceeds his aforementioned approved 2019 base pay due to his pay increase effective September 1, 2019, upon assuming his new role as President, Energy Solutions — Services based in Houston, Texas.*

(2) *The amounts in columns (e) represent the aggregate grant date fair value of awards granted in 2017, 2018, and 2019, pursuant to the KBR Stock and Incentive Plan. The fair values were determined in accordance with FASB ASC 718, "Stock Compensation." Assumptions used in the calculation of these amounts are described in note 1 under "Description of Company and Significant Accounting Policies" and note 21 under "Share-based Compensation and Incentive Plans" of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2019, and the comparable disclosures in 2017 and 2018.*

(3) *With respect to the performance cash awards granted in 2017, 2018 and 2019, which are based 50% on TSR, and to that extent are included in the value of stock awards in column (e), the assumptions assume the probable outcome of the TSR performance condition, which is computed in accordance with FASB ASC 718 (excluding the effect of estimated forfeitures). At maximum performance, each performance award unit reported in column (e) would be equal to $2.00. This would give (i) Mr. Bradie a stock awards value under column (e) of $6,000,008 in 2019, $6,000,000 in 2018, and $6,000,010 in 2017; (ii) Mr. Sopp a stock awards value under column (e) of $1,250,012 in 2019, $1,000,013 in 2018, and $1,300,016 in 2017, which comprises $1,000,000 for his annual award and $300,016 for his sign-on award; (iii) Mr. Mujib a stock awards value under column (e) of $1,400,005 in 2019, $1,400,012 in 2018, and $1,400,003 in 2017; (iv) Mr. Ibrahim a stock awards value under column (e) of $850,006 in 2019, $850,014 in 2018, and $850,013 in 2017; and (v) Mr. Mackey a stock awards value under column (e) of $1,000,018 in 2019 and $1,000,013 in 2018.*

(4) *Amounts reportable in column (g) relate to (i) payments under our Performance Pay Plan for 2019, 2018, and 2017; and (ii) payments related to the 50% portion of the 2017 performance cash awards that is based on the JIS performance measure and which were granted under our KBR Stock and Incentive Plan. Benefits under our Performance Pay Plan and the KBR Stock and Incentive Plan are payable by their terms during the first quarter of the following year.*

2020 Proxy Statement 59

Executive Compensation
Executive Compensation Tables

(5) *The amounts shown in column (h) include the following:*

Name	Year	Benefit Restoration	Total[(A)]
Bradie	2019	5,969	5,969
	2018	4,245	4,245
	2017	2,717	2,717
Sopp	2019	1,127	1,127
	2018	449	449
	2017	—	—
Mujib	2019	1,151	1,151
	2018	622	622
	2017	152	152
Ibrahim	2019	1,281	1,281
	2018	802	802
	2017	311	311
Mackey	2019	1,243	1,243
	2018	787	787

(A) Any amounts reportable here and in column (h) of the Summary Compensation Table are payable in connection with KBR's nonqualified deferred compensation plans, including the KBR Benefit Restoration Plan ("Benefit Restoration"). These amounts reflect above-market or preferential earnings on nonqualified deferred compensation.

(6) *The amounts shown in column (i) above include the following:*

Name	Year	Company Retirement Plan Match	Benefit Restoration Award[(A)]	Goods & Services Differential[(B)]	Housing Allowance[(C)]	Company Car[(D)]	Relocation Costs[(E)]	School Fees[(F)]	Standard Tax Equalization[(G)]	Travel[(H)]	Vacation Payout[(I)]	Executive Physicals[(J)]	Financial Planning/ Tax Preparation Fees[(K)]	Total
Bradie	2019	15,400	45,038	—	—	236	—	—	—	9,858	—	2,150	18,111	90,793
	2018	15,125	42,574	—	—	490	—	—	—	862	—	—	13,439	72,490
	2017	14,850	40,151	—	—	317	—	—	—	1,807	—	2,150	4,539	63,814
Sopp	2019	15,400	20,504	—	—	—	—	—	—	—	—	2,150	—	38,054
	2018	15,125	20,766	—	—	—	—	—	—	1,708	—	—	—	37,599
	2017	14,850	—	—	—	—	100,000	—	—	2,573	—	2,150	—	119,573
Mujib	2019	15,400	15,456	—	—	—	—	—	—	—	—	2,150	3,751	36,757
	2018	15,125	15,836	—	—	—	—	—	9,049	1,914	—	—	2,979	44,903
	2017	14,850	15,284	—	33,232	—	36,666	—	—	11,804	—	2,150	4,297	118,283
Ibrahim[(L)]	2019	14,913	15,461	45,009	84,957	12,189	37,679	7,700	258,332	23,988	37,459	2,150	1,841	541,678
	2018	15,125	13,388	55,478	99,646	15,845	—	14,933	93,524	21,508	—	—	1,805	331,252
	2017	14,850	13,031	48,342	102,605	15,846	—	—	90,762	22,794	—	2,150	2,129	312,509
Mackey	2019	15,400	12,101	—	—	—	—	—	—	4,297	—	2,150	3,082	37,030
	2018	15,125	12,323	—	—	—	—	—	—	811	—	2,150	4,591	35,000

(A) The amounts for Messrs. Bradie and Ibrahim in this column for 2017 were adjusted after further review to reflect their actual amounts received.

(B) The amount for Mr. Ibrahim in this column represents a goods and services differential, to compensate him for the higher cost of goods and services in his expatriate assignment location versus the cost for the same goods and services in his home country, and is consistent with the Company's standard expatriate policies. As per the Company's policy, differentials are determined by Mercer, a third-party consultant. The amount in this column for 2017 was previously reported in the Relocation Cost column and adjusted after further review to reflect the actual benefit he received.

(C) The amounts in this column represent housing allowances provided to Mr. Mujib, until June 30, 2017, in connection with his relocation to the U.S. in October 2016 to assume his new role and Mr. Ibrahim in connection with his international assignment that ended on August 31, 2019, which was consistent with the Company's standard KBR Relocation Policy offered to all employees who receive a relocation package.

(D) The amounts in this column represent costs for Mr. Bradie's personal use of the Company-leased car and driver and Mr. Ibrahim's car allowance in connection with his international assignment that ended on August 31, 2019.

(E) The amounts in this column represent closing and/or other relocation costs in connection with Messrs. Sopp's, Mujib's and Ibrahim's business-related relocations to Houston, Texas, which are consistent with the Company's standard KBR Relocation Policy offered to all employees who receive a relocation package. Messrs. Sopp, Mujib and Ibrahim did not receive any home-loss buyout protection in connection with their relocations. The relocation payments are one-time and limited in duration.

(F) The amounts in this column represent school fees paid by the Company for Mr. Ibrahim's dependents in connection with his international assignment that ended on August 31, 2019. In 2017, Mr. Ibrahim elected not to be reimbursed for the school fees paid for his dependents, because his business was not doing as well as expected.

60 2020 Proxy Statement www.kbr.com

Executive Compensation
Executive Compensation Tables

(G) The tax equalization relates to the payment of the taxes associated with Messrs. Mujib's and Ibrahim's international assignments, which is consistent with the Company's standard KBR Relocation Policy that is offered to all employees who receive a relocation package. The amount in this column for Mr. Mujib's tax equalization for 2018 relates to the final tax equalization calculation for his assignment in the U.K. until September 2016, which was finalized in 2018.

(H) The travel payments for Messrs. Bradie, Sopp and Mackey relate to spousal travel for a business trip. The travel expenses for Mr. Mujib relate to payments in 2017 for his dependents to travel between the United Kingdom and Houston, Texas to assist with his international relocation, and spousal travel for a business trip in 2018. The travel expenses for Mr. Ibrahim relates to travel by him and/or his dependents to assist with his international assignment that ended on August 31, 2019, which was consistent with the Company's standard KBR Relocation Policy offered to all employees who receive a relocation package.

(I) The amount in this column represents the payout of Mr. Ibrahim's remaining vacation days earned during his expatriate assignment that ended on August 31, 2019, which is consistent with the Company's standard expatriate policies.

(J) The amounts in this column represent costs for executive physicals offered by the Company. The Company believes the health of its leadership impacts how it delivers for the organization. Taking a proactive approach to health and wellness with a focus on prevention is in alignment with the Company's Zero Harm and Wellness Program initiatives and ensures business stability.

(K) The amounts represent cost for assistance with Messrs. Bradie's, Mujib's and Ibrahim's tax returns and Mr. Mackey's financial planning.

(L) The amounts for Mr. Ibrahim in the columns Goods & Services Differential, Housing Allowance, Company Car, School Fees, Standard Tax Equalization, Travel and Vacation Payout relate to his expatriate assignment consistent with the Company's standard expatriate policies.

(7) Mr. Sopp became Chief Financial Officer of KBR effective February 28, 2017, and amounts reflect the portion of the 2017 year that he served in that role.

Grants of Plan-Based Awards

The following table provides information regarding awards in 2019 under the KBR Senior Executive Performance Pay Plan and the KBR Stock and Incentive Plan.

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards[2]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]				
Name	Grant Type[1]	Grant Date	Approval Date	Number Of Non-Equity Incentive Plan Units Granted	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number Of Shares Of Stock Or Units (#)[3]	Grant Date Fair Value Of Stock And Option Awards ($)[4]
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(o)
Stuart J. B. Bradie	STI	—	—	—	343,750	1,375,000	2,750,000	—	—	—	—	—
	PAs-TSR	2/28/2019	2/20/2019	—	—	—	—	500,000	2,000,000	4,000,000	—	2,106,000
	PAs-JIS	2/28/2019	2/20/2019	2,000,000	500,000	2,000,000	4,000,000	—	—	—	—	—
	RSUs	2/28/2019	2/20/2019	—	—	—	—	—	—	—	101,215	2,000,008
Mark W. Sopp	STI	—	—	—	138,720	554,880	1,109,760	—	—	—	—	—
	PAs-TSR	2/28/2019	2/20/2019	—	—	—	—	104,167	416,667	833,333	—	438,750
	PAs-JIS	2/28/2019	2/20/2019	416,667	104,167	416,667	833,333	—	—	—	—	—
	RSUs	2/28/2019	2/20/2019	—	—	—	—	—	—	—	21,087	416,679
Farhan Mujib	STI	—	—	—	126,225	504,900	1,009,800	—	—	—	—	—
	PAs-TSR	2/28/2019	2/20/2019	—	—	—	—	116,667	466,667	933,333	—	491,400
	PAs-JIS	2/28/2019	2/20/2019	466,667	116,667	466,667	933,333	—	—	—	—	—
	RSUs	2/28/2019	2/20/2019	—	—	—	—	—	—	—	23,617	466,672
J. Jay Ibrahim	STI	—	—	—	110,380	441,520	883,040	—	—	—	—	—
	PAs-TSR	2/28/2019	2/20/2019	—	—	—	—	70,833	283,333	566,667	—	298,350
	PAs-JIS	2/28/2019	2/20/2019	283,333	70,833	283,333	566,667	—	—	—	—	—
	RSUs	2/28/2019	2/20/2019	—	—	—	—	—	—	—	14,339	283,339
Ian J. Mackey	STI	—	—	—	106,250	425,000	850,000	—	—	—	—	—
	PAs-TSR	2/28/2019	2/20/2019	—	—	—	—	83,333	333,333	666,667	—	351,000
	PAs-JIS	2/28/2019	2/20/2019	333,333	83,333	333,333	666,667	—	—	—	—	—
	RSUs	2/28/2019	2/20/2019	—	—	—	—	—	—	—	16,870	333,351

(1) During fiscal year 2019, the Named Executive Officers received the following types of plan-based awards: Short-Term Incentive (Annual) ("STI"); KBR Long-Term Performance Cash Awards ("PAs"), which are based 50% on relative TSR and 50% on job income sold ("JIS"); and KBR Restricted Stock Units ("RSUs"). All awards were granted under the KBR Stock and Incentive Plan, except that the STI was granted under the KBR Senior Executive Performance Pay Plan (the "Performance Pay Plan"), which is a performance program under the KBR Stock and Incentive Plan.

(2) The PAs in the Non-Equity and Equity Incentive Plan Awards columns have a target value of $1.00 per unit (not the value of the Company's common stock), and the PA amounts above represent the total dollar value of the incentive opportunity. Actual STI and PA payments may equal amounts between performance level percentages based on the achievement levels of performance metrics. 2019 STI payments are calculated using the Participant's annual base salary as determined on January 1, 2019 (or the first day the Participant becomes eligible to participate in the Performance Pay Plan if such day occurs after the first day of January). Estimated payments of the portions of the PAs based 50% on TSR and 50% on JIS are each calculated using half of the Participant's total KBR Long-Term Performance Cash Award granted in 2019.

2020 Proxy Statement 61

F Executive Compensation Executive Compensation Tables (3) The restricted stock units in column (l) vest equally over three years. (4) The amounts in column (o) are calculated for RSUs based on the product of the number of RSUs granted and the closing price of the Company’s common stock on the Grant Date and are calculated for PAs based on each PA unit having a grant date fair value of $1.053. These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC 718. Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table NO EMPLOYMENT AGREEMENTS Our Named Executive Officers do not have employment agreements. Each of our Named Executive Officers entered into severance and change-in-control agreements that only provide for severance-type benefits (including severance following a change in control) (see the section titled “Severance and Change-in-Control Agreements” for more detail). LONG-TERM INCENTIVES During fiscal year 2019, our Named Executive Officers received the following types of plan-based awards under the KBR Stock and Incentive Plan (under which the Performance Pay Plan was adopted): (1) an annual short-term incentive (“STI”) award, which is based on achieving pre-established metrics and is paid in cash (see the section titled “Short-Term Incentives (Annual)” for more detail), (2) long-term performance cash awards (“PAs”), which are based 50% on relative TSR and 50% on job income sold (“JIS”) and (3) restricted stock units (“RSUs”). The PAs were granted on February 28, 2019. Each PA has a target value of $1.00. The actual payout, if earned, of a PA at the end of the performance period will be determined based 50% on the level of achievement during the performance period of the comparison of the average TSR (measured with a 20-trading-day average price) of the Company’s common stock at the end of the performance period to the average TSR of each of the common stocks of the members of the peer group for the performance period and 50% on JIS. Specifically, each peer group company’s TSR is measured every quarter, indexed back to the start of the year, and KBR’s similarly calculated average quarterly indexed TSR is ranked relative to its peers. The average quarterly indexed Company’s TSR rank is measured over the three-year performance period, which runs from January 1, 2019, to December 31, 2021. The remaining 50% of the PAs will be determined based on JIS over the same three-year performance period. JIS is the Company’s and its consolidated subsidiaries’ job income from (i) new projects awarded and (ii) earnings changes from contract amendments (increases or decreases), or scope adjustments (increases or decreases) to existing projects. JIS is calculated as the average of the achievement levels of the JIS performance metric for each year during the three-year performance period. Like the TSR portion of the 2019 PAs, achievement of Threshold pays out at 25%, Target at 100%, and Maximum at 200%, all weighted 50%. No award will be paid for JIS under the PAs until after the end of the three-year performance period when the average JIS earned will be calculated using the average JIS percentage achieved during each year in the three-year performance period. In addition to the TSR and JIS performance measures, 20% of the PAs granted on February 28, 2019, were subject to forfeiture if our Compensation Committee in its sole discretion determined that 2019 was not a successful year for us. The metric was a one-time metric that if not satisfied at the end of 2019 would result in the forfeiture of 20% of the PAs granted in 2019. In 2019, this performance metric was satisfied. The 50% TSR portion of the 2017, 2018 and 2019 grants of KBR Long-Term Performance Cash Awards are reported in the “Stock Awards” column of the Summary Compensation Table for 2017, 2018, and 2019, the years in which the awards were granted (rather than in the “Non-Equity Incentive Plan Compensation” column in the year they were earned (2019, 2020, and 2021)), because the TSR portion of KBR Long-Term Performance Cash Awards fell within the scope of FASB ASC 718. The payout for the 50% JIS portion of the 2017, 2018 and 2019 KBR Long-Term Performance Cash Awards will be reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table in the year earned because the JIS portion does not fall within the scope of FASB ASC 718. Due to the JIS performance requirement being met in 2019 for the 2017 KBR Long-Term Performance Cash Awards, the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table includes the JIS portion of the 2017 KBR Long-Term Performance Cash Awards in 2019. In February 2019, our Compensation Committee approved long-term incentive target values of $6,000,000 for Mr. Bradie, $850,000 for Mr. Ibrahim, $1,000,000 for Mr. Mackey, $1,400,000 for Mr. Mujib and $1,250,000 for Mr. Sopp. Our Compensation Committee established these long-term incentive target values as described in the “Compensation Discussion and Analysis” section of this proxy statement under the section titled “KBR Stock and Incentive Plan.” Long-term incentive awards were delivered through a combination of cash-based PAs and equity-based RSUs. Our Compensation Committee determined the number of PAs for each Named Executive Officer by multiplying the total long-term incentive target value by 66%% and dividing the product by $1.00 (the target value of each PA). Our Compensation Committee decided to use $1.00 as the target value for each PA for the purpose of administering and communicating the award. In addition, the use of $1.00 as a target value for each PA is a means of expressing the value of each award since the number of PAs were granted based on the total target value of long-term incentive awards. The actual value of a PA may increase to a maximum of 200% of $1.00, or $2.00, or decrease to below threshold to 0% of $1.00, or $0.00. The value of PAs for performance between threshold and target or target and maximum will be calculated using linear interpolation. 62 2020 Proxy Statement www.kbr.com

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1 Executive Compensation Executive Compensation Tables A three-year performance award cycle was adopted because of the ability to provide for retention and to align the long-term interest of the Named Executive Officers with our stockholders. The RSUs granted on February 28, 2019, under the KBR Stock and Incentive Plan vest in increments of 33 /% annually over three years. Our Compensation Committee determined the number of RSUs for each Named Executive Officer by multiplying the total long-term incentive target value by 33 /% and dividing the product by the closing price of our common stock on the date of grant. In addition to the service requirement for vesting, 20% of the restricted stock units that were granted on February 28, 2019, were subject to forfeiture if our Compensation Committee in its sole discretion determined that 2019 was not a successful year for KBR. The metric was a one-time metric that if not satisfied at the end of 2019 would result in the forfeiture of 20% of the restricted stock units granted in 2019. In 2019, this performance metric was satisfied. SHORT-TERM INCENTIVES (ANNUAL) Our Named Executive Officers were eligible to participate in the Performance Pay Plan for the 2019 calendar year. Payouts under the Performance Pay Plan are based on our Named Executive Officer’s individual performance and on the levels of achievement of the Performance Pay Plan’s performance metrics. The pre-established performance metrics for the 2019 calendar year are described in the Compensation Discussion and Analysis above. During 2019, the short-term incentive award opportunities were based on a percentage of base salary assuming attainment of specified threshold, target, and maximum performance levels, which were, respectively: (i) for Mr. Bradie, 31.25%, 125%, and 250% and (ii) for Messrs. Ibrahim, Mackey and Sopp 21.25%, 85%, and 170% and (iii) for Mr. Mujib 22.5%, 90% and 180%. SALARY AND SHORT-TERM INCENTIVE IN PROPORTION TO TOTAL COMPENSATION Assuming target performance with respect to the long-term incentive awards under our KBR Stock and Incentive Plan, our CEO, Mr. Bradie, received approximately 30.07% of his total compensation in the form of base salary and annual cash-based STI awards, and our Named Executive Officers (other than our CEO) generally received on average approximately 43.28% of their total compensation in the form of base salary and annual cash-based STI awards. Please see the “Compensation Discussion and Analysis” section of this proxy statement for a description of the philosophy and objectives of our compensation program. r ■ # KBR supported NASA with space equipment testing in the 1960s and 1970s. The first human test subject of Chamber B, pictured on the left photograph with the Lunar Module Test Article 8 in 1968, was a KBR employee. The employee wore a modified Gemini suit in conditions that mimicked approximately sixty miles above Earth with temperatures at -250F. NASA still operates Chamber 8 today, pictured on the right photograph. 2020 Proxy Statement 63

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F Executive Compensation Executive Compensation Tables Outstanding Equity Awards at Fiscal Year End The following table provides information on previously awarded equity grants outstanding as of December 31, 2019. Option Awards Stock Awards Name Grant Date™ Number of Securities Underlying Unexercised Options (#) Exercisable Number of Securities Underlying Unexercised Options (#) Unexercisable Equity Incentive Plan Awards: # of Securities Underlying Unexercised Unearned Options (#) Option Exercise Option Price Expiration ($) Date Number of Shares or Units of Stock That Have Not Vested (#)(2) Market Value of Shares or Units of Stock That Have Not Vested ($)(3) Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4) Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5) (a) (b) (c) (d) (e) (f) (g) (h) (i) (j) Stuart J. B. 2/28/2019 — — — —— 101,215 3,087,058 2,000,000 500,000 Bradie 2/27/2018 — — — —— 85,361 2,603,511 2,000,000 500,000 2/28/2017 — — — —— 44,298 1,351,089 — — 2/25/2015 123,176 — — 18.16 2/25/2025 — — — — TOTAL 123,176 — — —— 230,874 7,041,658 4,000,000 1,000,000 Mark W. Sopp(6) 2/28/2019 — — — —— 21,087 643,154 416,667 104,167 2/27/2018 — — — —— 14,228 433,954 333,334 83,333 2/28/2017 — — — —— 14,029 427,885 — — TOTAL — — — —— 49,344 1,504,993 750,001 187,500 Farhan Mujib 2/28/2019 — — — —— 23,617 720,319 466,667 116,667 2/27/2018 — — — —— 19,919 607,530 466,667 116,667 2/28/2017 — — — —— 10,336 315,248 — — 2/25/2015 38,322 — — 18.16 2/25/2025 — — — — 3/05/2014 17,188 — — 27.85 3/05/2024 — — — — 3/06/2013 14,194 — — 30.24 3/06/2023 — — — — 2/01/2013 9,011 — — 31.42 2/01/2023 — — — — 4/04/2012 4,151 — — 35.14 4/04/2022 — — — — 8/22/2011 532 — — 25.99 8/22/2021 — — — — 4/01/2011 1,779 — — 38.33 4/01/2021 — — — — 3/10/2010 2,343 — — 21.19 3/10/2020 — — — — TOTAL 87,520 — — —— 53,872 1,643,097 933,334 233,334 J. Jay Ibrahim 2/28/2019 14,339 437,340 283,334 70,833 2/27/2018 — — — —— 12,094 368,867 283,334 70,833 2/28/2017 — — — —— 6,276 191,418 — — 5/14/2015 22,190 — — 18.30 5/14/2025 — — — — TOTAL 22,190 — — —— 32,709 997,625 566,668 141,666 Ian J. Mackey 2/28/2019 16,870 514,535 333,334 83,333 2/27/2018 — — — —— 14,228 433,954 333,334 83,333 2/28/2017 — — — —— 7,384 225,212 — — 2/25/2015 24,636 — — 18.16 2/25/2025 — — — — TOTAL 24,636 — — —— 38,482 1,173,701 666,668 166,666 64 2020 Proxy Statement www.kbr.com

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Executive Compensation
Executive Compensation Tables

(1) The awards granted consist of KBR restricted stock units ("RSUs"), performance cash awards based on relative TSR, or options under the KBR Stock and Incentive Plan.

(2) With respect to the RSUs granted to Mr. Sopp on February 28, 2017, 7,384 unvested units relate to his annual grant and 6,645 unvested units relate to his sign-on grant that he received upon commencement of his employment in February 2017. With respect to the RSUs granted on February 28, 2017, February 27, 2018, and February 28, 2019, for all NEOs, the units vest at a rate of 33 ⅓% per year over a three-year vesting period; however, vesting of 20% of the total RSUs granted is also subject to our Compensation Committee's determination, in its sole discretion, that 2017, 2018, and 2019, respectively, were successful years for us, which our Compensation Committee determined they were.

(3) Market value in this table is based upon a fair market value of $30.50 per share for KBR common stock, the closing price on December 31, 2019 (the last trading day of the year).

(4) This column includes 50% of the performance cash awards granted in 2018 and 2019 that are based on TSR and deemed to be stock awards for purposes of this table. These performance cash awards are payable only in cash and cliff-vest, if earned, at the end of the three-year vesting periods (December 31, 2020, and December 31, 2021, respectively).

(5) This column includes the value of performance cash awards based on TSR granted in 2018 and 2019 and represents the threshold cash payout of $0.25 for the number of performance cash awards based on TSR. Under the SEC rules, the payout value reported in this column must be disclosed based on achieving threshold performance goals, except that if performance during the last completed fiscal year (or, if the payout is based on performance to occur over more than one year, the last completed fiscal years over which performance is measured) has exceeded threshold, we must disclose the next higher performance measure (target or maximum) that exceeds the last completed fiscal year's performance (or, if the payout is based on performance to occur over more than one year, the last completed fiscal years over which performance is measured). The payout of these performance cash awards is not calculated based on the Company's stock price and accordingly was calculated by using the applicable threshold cash payout amount of $0.25 for each performance award unit. Under SEC rules, if an award provides only for a single estimated payout, that amount should be reported.

(6) Mr. Sopp was not granted any options due to commencement of his employment in 2017 as the Company did not grant options to employees from 2016 onward.

Option Exercises and Stock Vested

The following table shows information for 2019 regarding the exercise of stock options and the vesting of restricted stock and restricted stock units.

	Option Awards		Stock Awards	
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)[2]	Value Realized on Vesting ($)[3]
(a)	(b)	(c)	(d)	(e)
Stuart J. B. Bradie	—	—	4,145,325	6,912,353
Mark W. Sopp	—	—	687,808	1,084,413
Farhan Mujib	3,174	23,411	964,811	1,556,680
J. Jay Ibrahim	—	—	584,980	929,251
Ian J. Mackey	—	—	688,353	1,096,045

(1) Represents the pre-tax value realized on option awards that were exercised during the fiscal year, computed by multiplying the number of shares acquired on exercise by the difference between the closing price of common stock on the exercise date and the option price.

(2) Represents the number of restricted stock units ("RSUs") and performance stock units ("PSUs") that vested during the fiscal year 2019, and cash performance awards ("PAs") granted in 2017 that vested on December 31, 2019. The amounts included under columns (d) and (e) above attributable to the PAs granted in 2017 reflect the TSR-based portion of such PAs. For Mr. Bradie, 112,966 RSUs, 32,359 PSUs, and 2,000,000 PAs vested. For Mr. Sopp, 18,243 RSUs, 2,898 PSUs, and 333,334 PAs vested. For Mr. Mujib, 25,183 RSUs, 6,295 PSUs, and 466,667 PAs vested. For Mr. Ibrahim, 14,651 RSUs, 3,662 PSUs, and 283,334 PAs vested. For Mr. Mackey, 17,350 RSUs, 4,336 PSUs, and 333,334 PAs vested. The JIS-based portion of the PAs that vested in fiscal year 2019 are not included under columns (d) and (e) above but are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table for 2019.

(3) Represents the pretax value realized on stock awards that vested during the fiscal year, computed by multiplying the number of shares acquired on vesting by the closing price of common stock on the vesting date. This also represents the value realized on the 2017 PAs that vested during the fiscal year, computed by multiplying the number of 2017 PAs, with a target value of $1.00, by the TSR metric payout percentage of 100%.

Pension Benefits

Our Named Executive Officers did not participate in a KBR sponsored pension plan required to be reported under the Pension Benefits table. Accordingly, the Pension Benefits Table has not been included here.

2020 Proxy Statement 65

Executive Compensation
Executive Compensation Tables

Nonqualified Deferred Compensation

The following table provides information regarding each Named Executive Officer's contributions to covered deferred compensation plans, earnings accrued during the year, withdrawals and distributions during the year, and plan balances at fiscal year-end.

Name	Plan	Executive Contributions in Last FY ($)[1]	Registrant Contributions in Last FY ($)[2]	Aggregate Earnings in Last FY ($)[3]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)[4]
(a)		(b)	(c)	(d)	(e)	(f)
Stuart J. B. Bradie	Elective Deferral	—	—	—	—	—
	Restoration	—	45,038	12,037	—	263,189
Mark W. Sopp	Elective Deferral	—	—	—	—	—
	Restoration	—	20,504	2,112	—	58,810
Farhan Mujib	Elective Deferral	—	—	—	—	
	Restoration	—	15,456	2,224	—	55,779
J. Jay Ibrahim	Elective Deferral	—	—	—	—	—
	Restoration	—	15,461	2,529	—	61,301
Ian J. Mackey	Elective Deferral	—	—	—	—	—
	Restoration	—	12,101	2,463	—	56,750

(1) *The amounts in column (b) are reported as compensation for 2019 in columns (c) and/or (g) of the Summary Compensation Table.*

(2) *The amounts in column (c) are reported as compensation for 2019 in column (i) of the Summary Compensation Table.*

(3) *Only the above-market earnings in column (d) are reported as compensation for 2019 in column (h) of the Summary Compensation Table.*

(4) *Only the amount of the aggregate balance in column (f) that relates to registrant contributions that are reported in column (c) are reported as compensation in the "All Other Compensation" column of the Summary Compensation Table for 2019 as well as amounts previously reported in prior Summary Compensation Tables. The amounts disclosed in the Summary Compensation Table, both as currently and previously reported, for each NEO are as follows: Mr. Bradie, $127,763; Mr. Sopp, $41,270; Mr. Mujib, $45,576; Mr. Ibrahim, $41,881; and Mr. Mackey, $24,423.*

NARRATIVE DISCLOSURE TO NONQUALIFIED DEFERRED COMPENSATION TABLE

Under the Elective Deferral Plan, pretax deferrals of up to 75% of base salary and/or incentive compensation are allowed each year. Participation, however, is completely voluntary. The other plans do not allow employee elective deferrals. Earnings for the Elective Deferral Plan are based upon the executive's election from among diversified investment options that include both stock and bond funds. Investment elections may be changed by the executive on a monthly basis. Any preferential interest credited above 120% of the applicable Federal long-term rate is recorded in the Summary Compensation Table.

Earnings for the Restoration Plan are credited based on a bond fund in the KBR Elective Deferral Plan, which was above 120% of the applicable Federal long-term rate. Accordingly, the preferential interest credited above 120% of the applicable Federal long-term rate is recorded in the Summary Compensation Table. In 2019, our Named Executive Officers received awards under the plan in the amounts shown in the footnotes to the Summary Compensation Table.

Payouts under the Restoration Plan are paid in a lump sum upon termination. Payouts under the Elective Deferral Plan are paid on termination of employment or a specified future date, either as a lump sum or in installments. Withdrawals under the Elective Deferral Plan are allowed in the case of an unforeseeable emergency.

ELEMENTS OF POST-TERMINATION COMPENSATION AND BENEFITS

In 2013 with respect to Mr. Mujib, in 2014 with respect to Mr. Bradie, in 2015 with respect to Messrs. Ibrahim and Mackey and in 2017 with respect to Mr. Sopp, our Company entered into severance and change-in-control agreements with our Named Executive Officers.

Termination events that trigger payments and benefits include change-in-control, normal or early retirement, termination without cause or for good reason, voluntary termination, disability, and death. Post-termination payments may include severance, accelerated vesting of restricted stock and stock options, maximum payments under cash-based short- and long-term incentive plans, nonqualified account balances, and health benefits among others.

See the section below titled "2019 Potential Payments Upon Termination or Change-in-Control" for more detail on estimated potential payments and benefits under Messrs. Bradie, Ibrahim, Mackey, Mujib and Sopp's severance and change-in-control agreements.

Further, see the section titled "Severance and Change-in-Control Agreements" after the "2019 Potential Payments Upon Termination or Change-in-Control" table for a description of: (a) the specific circumstances that would trigger payments and benefits, (b) the appropriate payment and benefit levels as determined under the various circumstances that trigger payments and benefits, (c) any material conditions or obligations applicable to the receipt of payments or benefits, and (d) any other material factors regarding the severance and change-in-control agreements.

66 2020 Proxy Statement www.kbr.com

Executive Compensation
Executive Compensation Tables

2019 Potential Payments Upon Termination or Change-In-Control

Executive	Benefits[(1)(2)]	Change in Control without Termination 12/31/2019 ($)	Change in Control with Involuntary Termination 12/31/2019 ($)	Retirement, Disability, or Death on 12/31/2019[(6)] ($)	Involuntary Not For Cause or Voluntary for Good Reason Termination on 12/31/2019 ($)	For Cause or Voluntary without Good Reason on 12/31/2019 ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Stuart J. B. Bradie	Stock Awards	—	7,041,657	7,041,657	—	—
	Stock Options[(3)]	—	—	—	—	—
	Performance Awards[(4)]	—	12,000,000	8,000,000	—	—
	Cash Severance[(5)]	—	9,814,298	2,299,000	4,950,000	—
TOTAL		—	**28,855,955**	**17,340,657**	**4,950,000**	—
Mark W. Sopp	Stock Awards	—	1,504,992	1,504,992	—	—
	Stock Options[(3)]	—	—	—	—	—
	Performance Awards[(4)]	—	2,167,667	1,389,556	—	—
	Cash Severance[(5)]	—	3,239,898	775,167	652,800	—
TOTAL		—	**6,912,557**	**3,669,715**	**652,800**	—
Farhan Mujib	Stock Awards	—	1,643,096	1,643,096	—	—
	Stock Options[(3)]	—	—	—	—	—
	Performance Awards[(4)]	—	2,799,999	1,866,666	—	—
	Cash Severance[(5)]	—	2,807,242	591,743	1,065,900	—
TOTAL		—	**7,250,337**	**4,101,505**	**1,065,900**	—
J. Jay Ibrahim	Stock Awards	—	997,625	997,625	—	—
	Stock Options[(3)]	—	—	—	—	—
	Performance Awards[(4)]	—	1,698,968	1,133,334	—	—
	Cash Severance[(5)]	—	2,680,950	605,765	1,001,520	—
TOTAL		—	**5,377,543**	**2,736, 724**	**1,001,520**	—
Ian J. Mackey	Stock Awards	—	1,173,701	1,173,701	—	—
	Stock Options[(3)]	—	—	—	—	—
	Performance Awards[(4)]	—	2,000,001	1,333,334	—	—
	Cash Severance[(5)]	—	2,475,101	580,125	925,000	—
TOTAL		—	**5,648,803**	**3,087,160**	**925,000**	—

(1) *The aggregate nonqualified deferred compensation payable to all Named Executive Officers upon termination is set forth in column (f) of the Nonqualified Deferred Compensation Table and is not reflected in this Table.*

(2) *The Table includes amounts payable to the Named Executive Officers if they remained employed through December 31, 2019, pursuant to the KBR Senior Executive Performance Pay Plan (STI), as reported in column (g) of the Summary Compensation Table. If a Named Executive Officer is terminated for "cause" (as defined under the applicable plan/program), all such executive's rights to payment would be automatically forfeited. Also, the Table does not include those benefits that are generally available to all employees.*

(3) *The Table does not include the exercisable stock options reflected in column (b) of the Outstanding Equity Awards at Fiscal Year End table because such options were fully vested prior to December 31, 2019. No amounts are shown for stock options in the Table as there were no unvested stock options as of December 31, 2019.*

(4) *Assumes for purposes of change-in-control with termination, retirement, death, and disability that payout for the Performance Awards will be at target. Performance Awards are fully vested on a change-in-control termination but are prorated on retirement, death, and disability. While the value of the 2017 Performance Awards are included in the Change in Control with Involuntary Termination column based on target as required pursuant to applicable reporting rules, those awards actually paid out at 192.5% of target.*

(5) *Cash severance includes welfare costs in the case of a change in control with involuntary termination or termination not for cause or voluntary for good reason. Cash severance does not include amounts that may be paid to the Named Executive Officers under the severance plan generally available to all employees of the Company, as they are not eligible for that plan while party to an individual severance agreement.*

(6) *Retirement is discretionary and subject to the approval of the CEO, or in the case of our Senior Executive Management, it is subject to the approval of our Compensation Committee.*

2020 Proxy Statement 67

F Executive Compensation Executive Compensation Tables Severance and Change-in-Control Agreements Our Compensation Committee approved severance and change-in-control agreements for Messrs. Bradie, Ibrahim, Mackey, Mujib and Sopp, along with certain other senior executive officers of the Company. CIRCUMSTANCES THAT WOULD TRIGGER PAYMENTS AND BENEFITS The Agreement will terminate automatically on the earlier of (i) the executive’s termination of employment with the Company or (ii) in the event of a change-in-control during the term of the Agreement, two years following the change-in-control. The Agreement provides for (i) severance termination benefits (prior to a change-in-control), (ii) double-trigger change-in-control termination benefits (on or after a change-in-control), and (iii) death, disability, and retirement benefits. Under the Agreement, “cause,” “good reason,” and “change-in-control” are defined as follows: “Cause” means any of the following: (i) the executive’s gross negligence or willful misconduct in the performance of the duties and services required of him by the Company; (ii) the executive’s conviction of, or plea other than not guilty to, a felony or a misdemeanor involving moral turpitude; or (iii) a material violation of the Company’s Code of Business Conduct. However, prior to a change-in-control, “cause” also means the executive’s failure to perform, in a reasonably satisfactory manner, the duties and services required of him by the Company, provided that the Company gives the executive at least 10 days’ written notice to cure the failure. “Good Reason” means any of the following: (i) a material diminution in the executive’s base salary, (ii) a material diminution in the executive’s authority, duties, or responsibilities, including, with respect to Mr. Bradie, the failure to maintain him in the position of CEO of the Company or nominate him to stand for re-election to the Board of Directors, or (iii) unless agreed to by the executive, the relocation of the offices at which the executive is principally employed to a location more than 50 miles away. However, prior to a change-in-control, “good reason” means a 25% or more diminution in the executive’s base salary, unless a similar reduction is made to the base salaries of all senior executive officers of the Company, and with respect to Mr. Bradie, it also means (ii) and (iii) of the definition of “good reason” above. “Change-in-Control” is generally triggered upon any of the following: (i) a person acquires 20% or more of the voting power of the Company, (ii) the majority of our Board of Directors changes, (iii) a merger or consolidation of the Company (unless it still controls a majority of the voting stock), (iv) a complete liquidation or dissolution of the Company, or (v) a sale, disposition, lease, or exchange of all or substantially all the Company’s assets. If, prior to, on, or after a change-in-control, the Named Executive Officer dies or becomes disabled, then the Company will provide him with the following benefits: (a) the executive’s unearned bonus under the Company’s annual cash incentive plan payable for the fiscal year in which the executive’s date of termination occurs, with such bonus amount determined at the end of the performance period in accordance with the plan, and then such earned amount (if any) (x) prorated to the executive’s date of termination and (y) paid to the executive in a lump sum on the normal payment date for such annual bonuses under the plan, but not later than the March 15lh following the end of the performance period, (b) the executive’s unpaid bonus (if any) accrued under the Company’s annual cash incentive plan for the fiscal year that ended on or immediately before the executive’s date of termination, which accrued bonus shall be paid to the executive in a lump sum on the normal payment date for such bonuses under the plan, but not later than the March 15lh following the end of such prior performance period, (c) the restrictions on all restricted stock and restricted stock units of the executive shall lapse in full on his date of termination, (d) all stock options and stock appreciation rights (“SARs”) of the executive shall become fully vested and exercisable on his date of termination and may be exercised until the earlier of (i) the second anniversary of his date of termination, unless otherwise provided by our Compensation Committee, in its discretion, or (ii) the remaining term of such option or SAR, (e) all outstanding performance awards of the executive shall be prorated to his date of termination and to the extent such awards become “earned” based on actual performance results at the end of the performance period, shall be paid to the executive in a lump sum on the normal payment date for such awards under the plan, but not later than the March 15lh following the end of the performance period, and (f) all account balances of the executive in all supplemental and/or non-qualified retirement plans of the Company and its affiliates shall become fully vested on his date of termination. If, prior to, on, or after a change-in-control, the Named Executive Officer retires, then the Company will provide him with the above death and disability benefits, except that the executive may only exercise his stock options and SARs until the earlier of (a) the first anniversary of his date of termination, unless otherwise provided by our Compensation Committee, in its discretion, or (b) the remaining term of such option or SARs. If, prior to, on, or after a change-in-control, the Named Executive Officer voluntarily terminates his employment for any reason other than a “good reason” or retirement, the executive will not be entitled to any payments or benefits and his vested stock options and SARs must be exercised within 30 days of the date of his termination, but not later than the option or SAR expiration date. If, prior to, on, or after a change-in-control, the Named Executive Officer’s employment is terminated by the Company for “cause,” the executive will not be entitled to any severance payments or benefits. If, prior to a change-in-control, the Named Executive Officer’s employment is terminated by us (except for “cause”), or if the Named Executive Officer terminates his employment for “good reason,” the Company will provide the executive with the following benefits: (a) a lump-sum cash payment equal to the sum of: (i) one (two with respect to Mr. Bradie) year’s base salary in effect at termination plus (ii) (two times with respect to Mr. Bradie) the executive’s annual target bonus opportunity, (b) all vested stock options and SARs may be exercised within the one-year period following his date of termination, but not later than the remaining term of the option or SARs, and (c) all unvested stock options, SARs, restricted stock, restricted stock units, and performance awards 68 2020 Proxy Statement www.kbr.com

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1 Executive Compensation Executive Compensation Tables shall be forfeited, unless and to the extent provided otherwise by our Compensation Committee, in its discretion, with respect to non-performance awards. Notwithstanding the above, with respect to Messrs. Mackey and Sopp, who have Agreements that provide graded severance termination benefits based on service time with the Company, the Company will provide the same benefits as described above except that the lump-sum cash payment will be graded as follows: (i) one half of one year’s base salary in effect at termination if the termination date occurs on or prior to the first anniversary of the executive’s employment commencement date with the Company; (ii) one year’s base salary in effect at termination if the termination date occurs on or prior to the second anniversary of the executive’s employment commencement date with the Company but after the first anniversary of executive’s employment commencement date with the Company; or (iii) one year’s base salary in effect at termination plus the executive’s annual target bonus opportunity if the termination date occurs after the second anniversary of the executive’s employment commencement date with the Company. If both (1) a change-in-control occurs and (2) on, or within two years after the change-in-control, the Company involuntarily terminates the Named Executive Officer’s employment without cause or the Named Executive Officer terminates his employment for “good reason” then, the Company will provide them with the following change-in-control termination benefits: (a) a lump sum cash payment equal to the sum of: (i) two times (three times with respect to Mr. Bradie) the executive’s base salary in effect at termination (or, if higher, the executive’s base salary in effect immediately prior to the change-in-control) plus (ii) two times (three times with respect to Mr. Bradie) the executive’s annual target bonus opportunity, (b) the executive’s unearned bonus under the Company’s annual cash incentive plan payable for the fiscal year in which the executive’s date of termination occurs, with such bonus amount determined at the end of the performance period in accordance with the plan, and then such earned amount (if any) (x) prorated to the executive’s date of termination and (y) paid to the executive in a lump sum on the normal payment date for such annual bonuses under the plan, but not later than the March 15lh following the end of the performance period, (c) the executive’s unpaid bonus (if any) accrued under the Company’s annual cash incentive plan for the fiscal year that ended on or immediately before the executive’s date of termination, which accrued bonus shall be paid to the executive in a lump sum on the normal payment date for such bonuses under the plan, but not later than 74 days following the executive’s termination of employment with the Company, (d) all the outstanding stock options, SARs, restricted stock and restricted stock unit awards, and other equity based awards granted by the Company to the executive that are not performance awards shall become fully vested and immediately exercisable or payable in full on the effective date of the release required under the Agreement, provided such release is timely executed by the executive following his termination of employment with the Company, (e) all performance award units other than those that are covered under the Company’s annual cash incentive plan, shall become fully vested and paid at target performance as soon as administratively feasible following his termination of employment with the Company, but not later than March 15th following the year in which he terminated employment with the Company, (f) all account balances in any supplemental and/or nonqualified retirement plans shall become fully vested, and (g) welfare plan costs equal to two times (three times with respect to Mr. Bradie) the total annual cost to the executive and the Company of the medical, dental, life, and disability benefits provided to the executive and the executive’s eligible dependents by the Company for the year of the executive’s termination. DETERMINATION OF APPROPRIATE PAYMENT AND BENEFIT LEVELS UNDER THE VARIOUS CIRCUMSTANCES THAT TRIGGER PAYMENTS AND BENEFITS Our Compensation Committee engaged AonHewitt, its previous compensation consultant, to assist in the development of the Agreement. In February 2008, AonHewitt presented a comprehensive overview of market practices of severance and change-in-control benefits among our then Core Peer Group, as well as, AonHewitt’s knowledge of general market practices and emerging trends. In addition, AonHewitt provided our Compensation Committee with a proposed severance and change-in-control program that was consistent with the median of such Core Peer Group. Our Compensation Committee elected to move forward with the proposed program, except that our Compensation Committee wanted to make severance payments (without a change-in-control) more difficult to trigger as compared to the terms of the companies in such Core Peer Group. Further, our Compensation Committee elected to add a broad two-year clawback provision. Our Compensation Committee asked its Chairman to work with AonHewitt, in-house legal counsel, and outside legal counsel to prepare the Agreement consistent with these suggestions. In May 2008, AonHewitt presented the revised program, with all the potential costs associated with the suggested Agreement. After further review, and advice from outside legal counsel that the Agreement was more favorable to KBR than our peer companies with respect to severance (without a change-in-control) payment triggers and that it was consistent with our peer companies with respect to severance following a change-in-control, our Compensation Committee approved the Agreement in May 2008. Since May 2008, our Compensation Committee has regularly reviewed the Agreement to ensure it remains consistent with the median of our most current Core Peer Group, which is reviewed annually. 2020 Proxy Statement 69

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F Executive Compensation Executive Compensation Tables MATERIAL CONDITIONS OR OBLIGATIONS APPLICABLE TO THE RECEIPT OF PAYMENTS OR BENEFITS As a condition to receive the severance benefits upon a termination by the Company (except for “cause”) or a resignation by the executive for “good reason” or retirement, the executives must first execute a release and full settlement agreement. The Agreement also contains customary confidentiality, non-competition, and non-solicitation covenants, as well as a mandatory arbitration provision. In addition, the Agreement contains a clawback provision that allows the Company to recover any benefits paid under the Agreement if the Company determines within two years after the executive’s termination of employment that his employment could have been terminated for cause. The Agreement provides that all unvested stock options, SARs, restricted stock, restricted stock units, and performance awards granted to the executives by the Company will be forfeited upon severance (without a change-in-control). Such awards, however, will fully vest upon a double-trigger change-in-control termination. No Employment Agreements The Company has no employment agreements with its Named Executive Officers. Each of our Named Executive Officers has entered into severance and change-in-control agreements that only provide for severance-type benefits, as described in the above section. CEO Pay Ratio In 2015, the Securities and Exchange Commission adopted a rule to implement the pay ratio disclosure requirement mandated by Section 953(b) of the Dodd-Frank Act. In doing so, the Commission stated its belief that, in order for data points provided by the rule to be of use to investors, the pay ratio rule “should be designed to allow stockholders to better understand and assess a particular registrant’s compensation practices and pay ratio disclosures rather than to facilitate a comparison of this information from one registrant to another.” KEY PROVISIONS OF THE RULE ARE: • Companies must provide pay ratio disclosures for their first fiscal year that starts on or after January 1, 2017. • Under the rule, companies must disclose: (1) the median of the annual total compensation of all employees (other than the CEO); (2) the annual total compensation of the CEO; and (3) the ratio between those two numbers. • The SEC did not exclude part-time, seasonal, or temporary employees from the pay ratio calculation. Independent contractors and leased workers may be excluded. • Companies are required to include non-U.S. employees in their calculation, but they may exclude employees who reside in foreign jurisdictions where it would not be feasible to obtain salary information without violating local data privacy laws. In addition, there is a de minimis provision that allows companies to omit up to 5% of their foreign employees based on data privacy or any other reason. • In determining the median employee, companies may select any date within the last three months of their fiscal year. • Companies are permitted to identify the median employee once every three years, unless there is a change in its employee population or compensation arrangements that would result in a significant change in its ratio. • Companies may use statistical sampling in identifying the median employee, but they must disclose their methodology used in calculating that number. Pay Ratio Methodology and Calculation Determination of Employee Population We determined that, as of December 31, 2019 (which is the date we chose to identify our median employee), our employee population consisted of approximately 27,301 individuals working for the company and its consolidated subsidiaries, with approximately 13,104 of these individuals located in the U.S. and approximately 14,197 located in other countries. This population consisted of our full-time, part-time, external, and temporary employees (we do not have seasonal workers) and excluded approximately 10,000 employees working in joint ventures that are not consolidated subsidiaries of KBR and who are not otherwise our employees. This population also excluded approximately 1,244 external individuals working for the company, whose take home pay is not controlled by the company. We excluded 5% of our total employees in the following non-U.S. jurisdictions: approximately 585 employees from Poland, 559 employees from Russia, 67 employees from Afghanistan, 38 employees from Germany, 11 employees from Finland, 3 employees from Norway, 2 employees from each of Somalia. Switzerland and Trinidad & Tobago and 1 employee from France. As a result, the total number of employees used to identify the median of the annual total compensation of all our employees was approximately 26,031, of which approximately 13,104 were located in the U.S. and approximately 12,927 were located in other countries. 70 2020 Proxy Statement www.kbr.com

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1 Executive Compensation Director Compensation Consistently Applied Compensation Measure We used total cash compensation for 2019 (without making any cost-of-living adjustment) as a consistently applied compensation measure to identify our median employee. Short- and long-term equity-based incentives were excluded from our compensation measure since such incentives are not broad-based and including them would not substantially impact the determination of our median employee. Total cash compensation is a relatively broad measure of pay and may not include equity-based compensation. The Company chose not to use earnings reported to the Internal Revenue Service on Form W-2 for employees in the U.S. because it would include equity-based compensation and is not a measure that can be easily applied consistently to employees outside of the U.S. Compensation of employees who were on unpaid leave of absence was annualized. Data Gathering While the rule allows for statistical sampling and/or “other reasonable methods,” data collection was performed for all employees as it would have been costly to analyze how to create a subgroup that was representative for the entire employee population given that the non-U.S. employees included in the calculation are based in approximately 50 countries. Pay Ratio Calculation After we identified our median employee, we combined all the elements of such employee’s compensation for the 2019 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $63,885. With respect to the annual total compensation of our CEO, we used $11,300,645, which is the amount reported in the “Total” column of our 2019 Summary Compensation Table included in this proxy statement and incorporated by reference under Item 11 of Part III of our Annual Report. Based on this information, for 2019 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 177:1. Director Compensation In 2019, all non-executive Directors received an annual retainer of $100,000 except for Loren K. Carroll, the former Chairman of the Board. Mr. Carroll received half of the annual retainer due to his retirement from the Board on May 15, 2019. An additional annual retainer of $125,000 was paid to the non-executive Chairman of the Board. In 2019, General Lyles assumed the role of non-executive Chairman of the Board upon Mr. Carroll’s retirement. As a result, General Lyles and Mr. Carroll received prorated annual retainers for their service as non-executive Chairman of the Board in 2019. The Chairman of each committee also received an additional annual retainer as follows: Audit—$20,000; Compensation—$15,000; Health, Safety, Security, Environment and Social Responsibility—$10,000; and Nominating and Corporate Governance—$10,000. With respect to the additional annual retainer for the Chairman of the Nominating and Corporate Governance Committee, if the non-executive Chairman of the Board is concurrently serving as the Chairman of the Nominating and Corporate Governance Committee, the non-executive Chairman of the Board will not receive the annual retainer for the Nominating and Corporate Governance Committee Chairman in addition to the annual retainer for the non-executive Chairman of the Board. In 2019, General Lyles served as both the Chairman of the Nominating and Corporate Governance Committee and non-executive Chairman of the Board. As a result, General Lyles received a prorated annual retainer for the Nominating and Corporate Governance Committee Chairman for his service as the Nominating and Corporate Governance Committee Chairman until he assumed the role of non-executive Chairman of the Board. As recommended by our Compensation Committee, in 2019 each of our non-executive Directors received an annual award of $150,000 worth of restricted stock units (“RSUs”) under the KBR Stock and Incentive Plan. The vesting period is six-month cliff vesting. Our Board of Directors established stock ownership guidelines for the non-executive Directors in an effort to link more closely the financial interests of the non-executive Directors with those of KBR’s stockholders. Non-executive Directors are required to own KBR stock in an amount equal to five times the non-executive Director annual cash retainer within five years of joining the Board of Directors. All of our non-executive Directors who have served at least five years are in compliance with the stock ownership guidelines. In December 2013, based on the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors adopted a nonqualified elective deferral plan for non-executive Directors. The plan, which became effective January 1, 2014, permits non-executive Directors to make an annual election to defer payment of some or all of their cash retainers and equity compensation for the following year. The non-executive Directors also have the option to elect to have their cash compensation converted to RSUs. For the 2019 plan year, General Lyles elected to defer 50% of his cash compensation and 100% of his equity compensation into the plan, and Mr. Blackwell elected to defer 100% of his equity compensation into the plan. Our Compensation Committee reviews the competitiveness of the compensation of our non-executive Directors at least annually. The results of the most recent review were presented to our Board in December 2019, and no changes were made to the compensation of our non-executive Directors. The last change approved by our Board was to increase the value of the annual award of RSUs from $110,000 to $150,000 beginning in the 2018 calendar year and for each subsequent calendar year to bring the Company’s average non-executive director compensation closer to the median of its peers. Prior to the increase in value of the annual award of RSUs, the last change approved by our Board was to increase the additional annual retainer for the Chairman of the Audit Committee from $15,000 to $20,000 beginning in the fourth quarter of 2016. There have been no increases to the additional annual retainers for the chairmen of the other committees since 2012. In addition, there has been no increase to the annual retainer since 2010, and prior to the increase in August 2018, the last increase to the annual award of RSUs was in 2012. 2020 Proxy Statement 71

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Executive Compensation
Certain Relationships and Related Transactions

The following table sets forth certain information with respect to KBR's director compensation for non-executive Directors during the fiscal year ended December 31, 2019.

Name[(1)]	Fees Earned or Paid in Cash ($)[(2)]	Stock Awards ($)[(3)]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[(4)]	All Other Compensation ($)[(5)]	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)
Mark E. Baldwin	120,000	150,018	—	17,324	287,342
James R. Blackwell	102,500	150,018	—	7,732	260,250
Loren K. Carroll	96,875	150,018	—	—	246,893
Lester L. Lyles[(6)]	181,875	150,018	8,129	6,715	346,737
Wendy M. Masiello	100,000	150,018	—	7,437	257,455
Jack B. Moore	115,000	150,018	—	17,373	282,391
Ann D. Pickard	110,000	150,018	—	18,531	278,549
Umberto della Sala	100,000	150,018	—	11,661	261,679

(1) Directors who were also full-time officers or employees of KBR received no additional compensation for serving as directors.

(2) Director fees reflect fees earned in 2019, including fees that may have been deferred into the KBR Non-Employee Directors Elective Deferral Plan. Mr. Carroll retired from the Board in May 2019 and therefore did not earn his annual retainer or additional annual non-executive Chairman of the Board retainer for the full year of 2019. General Lyles assumed the role of non-executive Chairman of the Board upon Mr. Carroll's retirement and therefore earned a prorated additional annual non-executive Chairman of the Board retainer. In addition, because the non-executive Chairman of the Board will not receive the annual retainer for the Nominating and Corporate Governance Committee Chairman in addition to the annual retainer for the non-executive Chairman of the Board if the non-executive Chairman of the Board is concurrently serving as the Chairman of the Nominating and Corporate Governance Committee, General Lyles received a prorated annual retainer for the Nominating and Corporate Governance Committee Chairman for his service as the Nominating and Corporate Governance Committee Chairman until he assumed the role of non-executive Chairman of the Board in 2019.

(3) The amounts in column (c) represent the grant date fair value of awards granted in 2019 pursuant to the KBR Stock and Incentive Plan. The fair values were determined in accordance with FASB ASC 718, "Stock Compensation." Assumptions used in the calculation of these amounts are described in note 1 under "Description of Company and Significant Accounting Policies" and note 21 under "Share-based Compensation and Incentive Plans" of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2019. Dividends paid on the stock awards are not reported separately in this table because they are already factored into the grant date fair value. All Directors were fully vested in their restricted stock units at the end of 2019.

(4) The amount in column (d) reflects the above-market or preferential earnings on nonqualified deferred compensation in General Lyles's cash retainer account under the KBR Non-Employee Directors Elective Deferral Plan.

(5) The amounts in column (e) reflect travel expenses for spouses to accompany the Directors to one board meeting in 2019 and the reimbursement of the taxes associated with the payments of these expenses. The tax reimbursements for the spousal travel expenses equal $6,930 for Mr. Baldwin, $3,093 for Mr. Blackwell, $2,686 for General Lyles, $2,975 for Lt. General Masiello, $6,949 for Mr. Moore, $7,412 for Ms. Pickard, and $4,664 for Mr. della Sala.

(6) General Lyles elected to defer 50% of his annual cash retainer payable for 2019 into the KBR Non-Employee Directors Elective Deferral Plan. Accordingly, he actually received only half of the amount in column (b) in cash in 2019.

Certain Relationships and Related Transactions

We perform many of our projects through incorporated and unincorporated joint ventures. In addition to participating as a joint venture partner, we often provide engineering, procurement, construction, operations or maintenance services to the joint venture as a subcontractor. Where we provide services to a joint venture that we control and therefore consolidate for financial reporting purposes, we eliminate intercompany revenues and expenses on such transactions. In situations where we account for our interest in the joint venture under the equity method of accounting, we do not eliminate any portion of our revenues or expenses. We recognize the profit on our services provided to joint ventures that we consolidate and joint ventures that we record under the equity method of accounting primarily using the percentage-of-completion method.

Related Person Policies

Our Board of Directors has adopted a policy requiring its approval of any transactions involving our directors, executive officers or any nominees for director and any greater than 5% stockholders and their immediate family members. The types of transactions covered by this policy are transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) we (including any of our subsidiaries) were, or will be a participant, (2) the aggregate amount involved exceeds $120,000 in any calendar year, and (3) any related person had, has or will have a direct or indirect interest (other than solely as a result of being a director or holding less than a 10 percent beneficial ownership interest in another entity), and which is required by the rules and regulations of the SEC to be disclosed in our public filings. The Board of Directors will only approve transactions with related persons when the Board of Directors determines such transactions are in our best interests or the best interests of our stockholders. In determining whether to approve or ratify a related person transaction, the Board of Directors will apply the following standards and such other standards it deems appropriate:

72 2020 Proxy Statement www.kbr.com

1 Executive Compensation Section 16(a) Beneficial Ownership Reporting Compliance • whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances; • whether the transaction is material to us or the related person; • the role the related person has played in arranging the related person transaction; • the structure of the related person transaction; • the extent of the related person’s interest in the transaction; and • whether there are alternative sources for the subject matter of the transaction. Section 16(a) Beneficial Ownership Reporting Compliance Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires KBR’s directors and executive officers, and persons who own more than ten percent of a registered class of KBR’s equity securities, to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of common stock of KBR. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that such reports accurately reflect all reportable transactions and holdings, with respect to the fiscal year ended December 31, 2019, and during 2020 through the date of this proxy statement, all officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements with one exception. A Form 4 filing for an acquisition of KBR stock related to a grant of restricted stock units awarded to a new executive officer was filed two business days after the deadline due to a delay in obtaining the SEC EDGAR filing codes for the officer. # KBR’s Kenneth (“Ken”) Gilbert, who has worked as a flight activity coordinator for seven years, posing in front of the MH-60 Knighthawk. The Knighthawk is the U.S. Navy’s multi-mission helicopter, which conducts logistics, search and rescue, medical evacuation and armed helicopter operations, special warfare support and airborne mine countermeasures. Ken’s team provides the U.S. Navy and other service branches a variety of flight test, training, and related support services. They are part of KBR’s flight test team, the world’s largest independent flight test organization. Ken’s team was dispatched on a rescue call where two hikers fell forty feet in the mountains near the California-Nevada state line. The hikers’ injuries included rib fractures, head injuries and potential shock, which made it impossible to descend the mountainous terrain on their own. From a 50 foot hover, Ken directed two medical aircrewmen to rappel to the top of the steep 5,500-ft. peak where the Navy aircrew completed a medical evaluation. The crew then hoisted the hikers safely up into the aircraft and transported the couple to the nearest emergency medical facility in Las Vegas. 2020 Proxy Statement 73

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F Executive Compensation Proposal No. 2 — Advisory Vote to Approve Named Executive Officer Compensation Proposal No. 2 — Advisory Vote to Approve Named Executive Officer Compensation The Board of Directors recommends that you vote FOR the advisory vote to approve our NEOs’ compensation as disclosed in this proxy statement. Properly dated and signed proxies, and proxies properly submitted over the Internet and by telephone, will be so voted unless stockholders specify otherwise. As required by Section 14A(a)(1) of the Exchange Act, the Board of Directors is providing our stockholders with the opportunity to cast a non-binding advisory vote to approve the compensation of our Named Executive Officers (“NEOs”) as disclosed in this proxy statement. The ninth stockholder advisory vote to approve named executive officer compensation since the initial public offering of KBR’s common stock was held last year at KBR’s 2019 Annual Meeting of Stockholders. Under KBR’s Bylaws, the 2019 advisory vote was in favor of approval of our named executive officer compensation, that choice having been selected by the holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote. Our Compensation Committee considered the results to be in support of our compensation policies and decisions but noted the much lower approval rating in 2019 versus 2018, and specifically sought input of our investors on the reason for this. The second advisory vote on the frequency of advisory votes to approve named executive officer compensation was held at KBR’s 2017 Annual Meeting of Stockholders. Under KBR’s Bylaws, the advisory vote on the frequency of the advisory vote to approve named executive officer compensation was in favor of one year, with that period having been selected by the holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote. In light of these voting results, KBR’s Board of Directors determined that KBR will hold an advisory vote to approve named executive officer compensation each year until the results of the next advisory vote on the frequency of advisory votes to approve named executive officer compensation are reviewed at the 2023 annual meeting. Executive Compensation Our Compensation Committee establishes, recommends and governs all the compensation and benefits policies and actions for KBR’s NEOs, as defined above under “Compensation Discussion and Analysis — Executive Summary.” Consistent with our compensation philosophy, our executive compensation program has been designed to achieve the following primary objectives: • provide a clear and direct relationship between executive pay and Company (and business segment, as applicable) performance, both on a short- and long-term basis; • emphasize operating performance measures; • link executive pay to measures of stockholder value; • support our business strategies and management processes in order to motivate our executives; and • generally target base salary, short-term incentives, long-term incentives, and total compensation levels near the 50lh percentile of the competitive market for good performance, and above the 50lh percentile of the competitive market for consistent, outstanding performance over time, but we also consider other factors, including differences in our position responsibilities compared to our peers, experience, retention risk, and internal equity. In consideration of these objectives, KBR provides pay that is highly dependent on performance (both short- and long-term) in order to align total compensation with stockholder interests. Performance pay represents the majority of our CEO’s compensation as a percentage of total compensation. We continually review best practices in governance and executive compensation. In observance of such best practices, KBR: • does not maintain employment agreements with the NEOs; • does not provide excise tax gross-ups; • has incentive plans that discourage undue risk and align executive rewards with short- and long-term company performance; and • requires executives to satisfy stock ownership requirements. For the reasons discussed above, the Board of Directors unanimously recommends that stockholders vote in favor of the following resolution: “RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.” While the resolution is non-binding, the Board of Directors values the opinions that stockholders express in their votes and in any additional dialogue. It will consider the outcome of the vote and those opinions when making future compensation decisions. __* & 74 2020 Proxy Statement www.kbr.com

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76 76 Audit Committee Report Primary Responsibilities and 2019 Actions Audit Matters 76 78 Oversight of Independent Auditors 2019 Audited Financial Statements Approved Principal Accountant Fees and Services Proposal No. 3 — Ratify the Appointment of Independent Registered Public Accounting Firm -J KBR has provided integral development and systems modernization support to the F/A-18 Hornet platform for more than 40 years - from pre-first flight of the original F/A-18A, to the F/A-18C/D, to the latest variant. The Marine Corps has chosen to extend the service life of the F/A-18 A, C and D models, while the U.S. Navy and numerous other countries currently fly the F/A-18E/F, known as the Super Hornet. In its fighter mode, it serves as escort and fleet air defense. In its attack mode, it provides force projection, interdiction, and close and deep air support. 2020 Proxy Statement 75

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Audit Matters Audit Committee Report Audit Committee Report KBR’s Audit Committee operates under a written charter adopted by the Board that outlines the responsibilities of, and practices followed by, the Committee. A copy of the Charter is available on KBR’s website, www.kbr.com, by choosing “Our Company” under the “About Us” menu, then selecting “Corporate Governance” and “Board Committees.” We review and reassess the charter annually and recommend any changes to the Board of Directors for approval. We met 10 times in 2019 and this report summarizes the activities of the Committee during those meetings. KBR’s management is responsible for preparing KBR’s financial statements and the principal independent accountants are responsible for auditing those financial statements. The Audit Committee’s role is to provide oversight of management in carrying out management’s responsibility and to appoint, compensate, retain and oversee the work of the principal independent accountants. Primary Responsibilities and 2019 Actions The Audit Committee assists the Board in overseeing the accounting and financial reporting process and integrity of the financial statements of the Company; the compliance by the Company with legal and regulatory requirements; and the performance of the internal audit function, internal accounting controls, disclosure controls and procedures, and internal control over financial reporting. In 2019, in fulfilling these responsibilities, among other things, we: • Met with senior members of the Company’s financial management team at each meeting; • Held separate private sessions, during regularly scheduled meetings, with each of the Company’s Chief Financial Officer, Chief Accounting Officer, General Counsel, and Head of Internal Audit, providing an opportunity for candid discussions regarding financial management, legal, accounting, auditing, and internal controls matters; • Reviewed and discussed with management the Company’s earnings releases and the financial results for each quarterly period and for the fiscal year as set out in the Company’s Forms 10-Q and Form 10-K prior to filing with the SEC; • Received periodic reports on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment, and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting; • Met with the Chief Information Officer to review and discuss cybersecurity initiatives, a review of data privacy and security controls, and measures implemented to improve systems and processes; • Reviewed and discussed with senior management significant risks and exposures identified by management and the Company’s processes related to risk assessment and management, including the Company’s enterprise risk management process; • Reviewed and discussed with senior management, including the Head of Internal Audit, prior period adjustments and significant changes in estimates of costs to complete certain engineering, procurement and constructions projects and the evaluation of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting; • Met with the General Counsel and Chief Compliance Officer to receive status reports on compliance matters and to discuss the effectiveness of the Company’s compliance program; • Discussed with the Company’s financial management the plans and procedures for implementation of FASB Accounting Standards Update No, 2016-02 Leases, and the anticipated impact of the new standard on the controls and financial statements of the Company; • Reviewed and discussed with senior management major financial risk exposures, including a review of the funding valuation and investment processes of the Company’s pension plan in the UK, a review of tax planning, tax valuation allowances and certain tax positions, and periodic reviews of the financial covenants under the Company’s revolving credit agreement and liquidity positions and analysis; and • Reviewed the Company’s internal audit plan, received individual audit reports, discussed with management measures implemented in response to internal audits, and reviewed the performance of the Company’s internal audit function. Oversight of Independent Auditors In addition to the responsibilities described above, the Audit Committee oversees the audits of the Company’s financial statements and the independence, qualifications, and performance of the independent auditors. In fulfilling our oversight role for the year ended December 31, 2019, under the Audit Committee’s charter, among other things, we reviewed and discussed with KPMG LLP, the Company’s independent auditors and principal independent accountants, as well as with senior members of the Company’s financial management team, the overall audit scope and plan, the results of the external audit, and evaluations by KPMG LLP of the Company’s internal controls over financial reporting, the quality of the Company’s financial reporting, the effectiveness of the Company’s disclosure controls and procedures, and critical audit matters. KPMG LLP also reported to us on significant accounting judgments and estimates made by management in preparing the financial statements as well as their analysis and assessment of significant risks. We also discussed with KPMG LLP the matters required to be communicated pursuant to the standards 76 2020 Proxy Statement www.kbr.com

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Audit Matters Audit Committee Report promulgated by the Public Company Accounting Oversight Board and the SEC. We discussed with KPMG LLP their assessment of their independence, including with respect to the tax services provided by 2019 Audited Financial Statements Based on our review of the audited financial statements, discussions with management and with KPMG LLP, and our review of KPMG LLP’s written disclosures and letter, we recommended to the Board of Directors that the audited financial statements be included in KBR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC. Our recommendation considers our review of that firm’s qualifications as independent accountants for the Company. Our review also included matters required to be considered under SEC rules on auditor independence, including the nature and extent of non-audit services. In our judgment the nature and extent of non-audit services performed by KPMG LLP during the year did not impair the firm’s independence. After discussions with management, considering KPMG LLP’s historical and recent performance of KBR’s audit, the capabilities and performance of the audit team, and KPMG LLP’s independence, them, and received the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with us concerning independence. the Committee concluded that it would be in the best interests of KBR and its stockholders to retain KPMG LLP to serve as the independent registered public accounting firm to audit the consolidated financial statements for KBR for 2020 and recommend that such appointment be ratified by stockholders at the 2020 annual meeting of the Company. Respectfully submitted, The Audit Committee of Directors Mark E. Baldwin, Chairman Lynn A. Dugle Lt. General Wendy M. Masiello Ann D. Pickard March 18, 2020 Approved Principal Accountant Fees and Services The following table presents the pre-approved fees for audit services rendered by KPMG for the audit of our annual financial statements for the years ended December 31, 2019, and December 31, 2018, and fees billed or expected to be billed for audit-related, tax and all other services rendered by KPMG during those periods. Thousands of dollars 2019 2018 Audit fees(1) $ 6,127 $ 6,009 Audit-related fees(2) 10 11 Tax fees(3) 156 1,362 All other fees — — TOTAL $ 6,293 $ 7,382 (1) Audit fees represent the pre-approved aggregate fees for professional services rendered by KPMG for the integrated audit of our annual financial statements for the fiscal years ended December 31,2019, and December 31,2018. Audit fees also include the audits of many of our subsidiaries in regard to compliance with statutory requirements in foreign countries and review of registration statements. (2) Audit-related fees primarily include professional services rendered by KPMG for special purpose audits of separate KBR entities primarily related to jurisdictional licensing requirements. (3) 2019 tax fees consist of the aggregate fees for professional services rendered by KPMG for federal, state and international tax compliance. 2020 Proxy Statement 77

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Audit Matters Proposal No. 3 — Ratify the Appointment of Independent Registered Public Accounting Firm PRE-APPROVAL POLICY The Audit Committee is directly responsible for appointing, setting compensation for and overseeing the work of KPMG, our principal independent registered public accounting firm. The Audit Committee has established written pre-approval policies requiring approval by the Audit Committee of all services to be provided by KPMG and all audit services provided by other independent accountants. The policy provides that all audit, audit-related and tax services to be provided by KPMG will be described in a written plan submitted to the Audit Committee annually for pre-approval. The Audit Committee, its Chairman or another Audit Committee member designee must pre-approve any audit, audit-related or tax services to be provided by KPMG that were not submitted for annual pre-approval if the fees to be paid for such services will exceed $150,000. All other services for fees in excess of $50,000 must be specifically approved in the same manner as audit, audit-related and tax services greater than $150,000. Any services provided by KPMG must be pre-approved by the Audit Committee if the fees are $250,000 or greater. The policy also provides that all audit services to be provided by independent public accountants other than KPMG will be described in writing and presented to the Audit Committee by our Chief Accounting Officer annually for pre-approval. Any audit services not included in the annual pre-approved plan must be approved in the same manner as unplanned audit, audit-related and tax services to be provided by KPMG. As permitted by the SEC, to ensure prompt handling of unexpected matters, our policy allows for the delegation of the Audit Committee’s pre-approval authority under the policy to the Chairman or another member of the Audit Committee designated by the Audit Committee or the Chairman. Any pre-approval decisions by the Audit Committee Chairman or other Audit Committee designee will be reported to the Audit Committee at the next regularly-scheduled meeting following any such decisions. Proposal No. 3 — Ratify the Appointment of Independent Registered Public Accounting Firm * The Audit Committee of the Board of Directors recommends that you vote FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm to audit the consolidated financial statements for KBR as of and for the year ending December 31, 2020. Properly dated and signed proxies, and proxies properly submitted over the Internet and by telephone, will be so voted unless stockholders specify otherwise. KPMG LLP has audited the financial statements of KBR and its predecessor beginning with the year ended December 31, 2004. A resolution will be presented at the Annual Meeting of Stockholders to ratify the appointment by the Audit Committee of the Board of Directors of that firm as independent registered public accounting firm to audit the consolidated financial statements of KBR as of and for the year ending December 31, 2020. The engagement of KPMG LLP was made by the Audit Committee. KPMG LLP has advised that neither the firm nor any member of the firm has any direct financial interest or any material indirect interest in KBR. Also, during at least the past three years, neither the firm nor any member of the firm has had any connection with KBR in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of KPMG LLP are expected to be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders. As a matter of good corporate governance, the Audit Committee of the Board of Directors submits the selection of the independent registered public accounting firm, KPMG LLP, to our stockholders for ratification. The proposal to ratify the appointment of KPMG LLP will be approved if it receives the affirmative vote of a majority of the shares of common stock present in person (including virtually) or represented by proxy at the Annual Meeting of Stockholders. If our stockholders do not ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2020, but the Audit Committee may also elect to retain KPMG LLP. Even if the selection of KPMG LLP is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such change would be appropriate. __& 78 2020 Proxy Statement www.kbr.com

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Additional Information General Information 80 Questions and Answers About KBR’s Annual Meeting 81 If you plan to attend 81 Who is entitled to vote? 81 Who is soliciting my proxy to vote my shares? 82 What constitutes a quorum? 82 How do I give voting instructions? 82 Can I change my vote? 82 What are voting requirements to elect the directors and approve each proposal? 82 If my shares are held in “street name” (by my broker), how will they be voted? 82 What happens if I abstain or withhold my vote on any proposal? 83 Why didn’t I receive a paper copy of the proxy materials? 83 What is “householding?” 83 What if I want to introduce a proposal or nominate a director at the 2020 meeting? 83 What if I want to introduce a proposal or nominate a director at the 2021 meeting? 83 How much will this proxy solicitation cost? 84 Will any other issues be raised at the meeting? 84 Additional Information Available 84 Forward Looking Statement 84 Non-GAAP Reconciliation: Adjusted EBITDA and Adjusted EPS 85 For more than 30 years, KBR has supported the C-130 Hercules providing research, development, test and evaluation, systems mt, and program support. As one of the most versatile platforms been utilized for a wide variety of missions over the last 50 years. 2020 Proxy Statement 79

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Additional Information General Information General Information The accompanying proxy is solicited by the Board of Directors of KBR, Inc. (“KBR,” the “Company,” “we” or “us”). By executing and returning the enclosed proxy or by following the enclosed voting instructions, you authorize the persons named in the proxy to represent you and vote your shares on the matters described in the Notice of Annual Meeting of Stockholders. All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting, which will a completely “virtual meeting.” There will be no physical meeting location and the Annual Meeting will only be conducted via live webcast. Stockholders may attend the Annual Meeting online, including to vote and/or submit questions, at the following address: virtualshareholdermeeting.com/KBR2020. To be admitted to and participate in the Annual Meeting, stockholders will be required to enter the company number and control number included in the Notice of Internet Availability, on the proxy card received, or in the instructions that accompanied the proxy materials. Online check-in will begin at 8:45 a.m. CDT. Please allow time for online check-in procedures. If you encounter difficulties accessing the virtual meeting during check-in or in the course of the Annual Meeting, please call 1-800-586-1548 from within the U.S. or 1-303-562-9288 if calling internationally. While the Annual Meeting is only one of the forums in our year-round engagement with stockholders, it is an important one. We are utilizing a virtual stockholder meeting format for the Annual Meeting in light of the health risks associated with the outbreak of the coronavirus disease 2019 (or COVID-19). In addition, our virtual stockholder meeting format uses technology designed to increase stockholder access, save the Company and our stockholders time and money and provide our stockholders rights and opportunities to participate in the Annual Meeting similar to those they would have at an in-person annual meeting, at no cost, as well as reducing our environmental impact. In addition to online attendance, we provide stockholders with an opportunity to hear all portions of the official Annual Meeting as conducted by the Board, submit written questions and comments during the Annual Meeting and vote online during the open poll portion of the Annual Meeting. We welcome your suggestions on how we can make our virtual Annual Meeting more effective and efficient. Stockholders may submit a question online in advance of or during the Annual Meeting, and we will answer as many stockholder-submitted questions as time permits. We have committed to publishing and answering each question received following the Annual Meeting. Although the live webcast is available only to stockholders at the time of the Annual Meeting, following completion of the Annual Meeting, a webcast replay, final report of the inspector of election and the answers to all questions asked by investors in connection with the Annual Meeting will be posted to our website, www.kbr.com, for at least one year. During the Annual Meeting, proponents of the stockholder proposals included in this proxy statement will have a dedicated call-in line to facilitate their ability to present their proposals. In addition, we offer live technical support for all stockholders attending the Annual Meeting. To attend online and participate in the Annual Meeting, stockholders of record will need to use their control number on their Notice of Internet Availability or proxy card to log into virtualshareholdermeeting.com/KBR2020; beneficial stockholders who do not have a control number may gain access to the meeting by logging into their brokerage firm’s website and selecting the stockholder communications mailbox to link through to the Annual Meeting; instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee. If you attend the meeting, you may vote virtually via the Internet via virtualshareholdermeeting.com/KBR2020. If you are not present, your shares can be voted only if you have followed the instructions for voting via the Internet or by telephone in advance of the meeting or returned a properly executed proxy, and in these cases, your shares will be voted as you specify. If no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. You may revoke the authorization given in your proxy at any time before the shares are voted at the meeting. The record date for determination of stockholders entitled to vote at the meeting is Friday, March 20, 2020. KBR’s common stock, par value $0.001, is the only class of capital stock that is outstanding. As of March 20, 2020, there were 142,293,835 shares of common stock outstanding. Each of the outstanding shares of common stock is entitled to one vote on each matter submitted to the stockholders for a vote at the meeting. A complete list of stockholders entitled to vote will be kept at our offices at the address specified below for ten days prior to, and will be available during the meeting. Votes cast by proxy or in person (including virtually) at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting. Except as set forth below, the affirmative vote of the majority of shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Except as set forth below, shares for which a holder has elected to abstain on a matter will count for purposes of determining the presence of a quorum and will have the effect of a vote against the matter. Directors are elected by a majority of votes cast (the number of shares voted “for” a candidate must exceed the number of shares voted “against” the candidate). Shares present virtually via the Internet via virtualshareholdermeeting.com/KBR2020 but not voting on the election of directors will be disregarded, except for quorum purposes, and will have no legal effect. The election inspectors will treat shares held in street name that cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares, known as broker non-vote shares, as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In determining the outcome of any matter for which the broker does not have discretionary authority to vote, however, those shares will not have any effect on that matter. Those shares may be entitled to vote on other matters for which brokers may exercise their own discretion. The proxy solicitor, the election inspectors, and the tabulators of all proxies, ballots, and voting tabulations that identify stockholders are independent and are not employees of KBR. 80 2020 Proxy Statement www.kbr.com

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Additional Information Questions and Answers About KBR’s Annual Meeting On or about March 30, 2020, we will mail our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”). The Notice includes instructions on how to access the proxy statement, the form of proxy and vote online at www.proxyvote.com. Stockholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials, which will be sent on or about March 30, 2020. For more information, see “Questions and Answers About KBR’s Annual Meeting” below. This proxy statement, the form of proxy, and voting instructions are being made available to stockholders on or about March 30, 2020, at www.proxyvote.com. You may also request a printed copy of this proxy statement and the form of proxy by any of the following methods: (a) telephone at 1-800-579-1639; (b) Internet at www.proxyvote.com; or (c) e-mail at sendmaterial@proxyvote.com. Our Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2019, is being made available at the same time and by the same methods. The Annual Report is not to be considered as a part of the proxy solicitation material or as having been incorporated by reference. Our principal executive office is located at 601 Jefferson Street, Suite 3400, Houston, Texas 77002 and our website address is www.kbr.com. Information contained on our website, including information referred to in this proxy statement, is not to be considered as part of the proxy solicitation material and is not incorporated into this proxy statement. Questions and Answers About KBR’s Annual Meeting The following are answers to common questions about attending the Annual Meeting and voting KBR shares. If your question is not addressed below or elsewhere in this proxy statement, please contact KBR’s Investor Relations Department at (713) 753-5082 or (866) 380-7721. If you plan to attend All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting, which will be a completely “virtual meeting.” There will be no physical meeting location and the Annual Meeting will only be conducted via live webcast. Stockholders may attend the Annual Meeting online, including to vote and/or submit questions, at the following address: virtualshareholdermeeting.com/KBR2020. To be admitted to and participate in the Annual Meeting, stockholders will be required to enter the company number and control number included in the Notice of Internet Availability, on the proxy card received, or in the instructions that accompanied the proxy materials. Online check-in will begin at 8:45 a.m. CDT. Please allow time for online check-in procedures. If you encounter difficulties accessing the virtual meeting during check-in or in the course of the Annual Meeting, please call 1-800-586-1548 from within the U.S. or 1-303-562-9288 if calling internationally. If you plan to attend the Annual Meeting online, please be aware of what you will need to gain admission, as described below. If you do not comply with the procedures described here for attending the Annual Meeting online, you will not be able to participate in the Annual Meeting but may view a webcast replay following completion of the Annual Meeting. Stockholders may participate in the Annual Meeting by visiting virtualshareholdermeeting.com/KBR2020. To attend and vote online and participate in the Annual Meeting, stockholders of record will need to use their control number on their Notice of Internet Availability or proxy card to log into virtualshareholdermeeting.com/KBR2020; beneficial stockholders who do not have a control number may gain access to the meeting by logging into their brokerage firm’s website and selecting the stockholder communications mailbox to link through to the Annual Meeting; instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee. Stockholders of record— If your shares are registered directly in your name with American Stock Transfer & Trust Company, our transfer agent, you are considered the stockholder of record of those shares. As the stockholder of record, you have the right to grant your voting proxy directly or to vote online during the virtual Annual Meeting. “Beneficial” or “street name” stockholders— If your shares are held in a stock brokerage account or through a bank, broker or other nominee, you are considered a “street name stockholder,” meaning you are the beneficial owner of shares held in “street name”, that your shares are held in the name of your broker, bank or other nominee and such person (or, Cede & Co., as the case may be) is considered the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote and you are also invited to attend the Annual Meeting. If you hold shares of common stock through a broker, bank, trustee or nominee and want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, or other nominee. Who is entitled to vote? Holders of record at the close of business on March 20, 2020, the record date for the meeting, will be entitled to one vote per share. Fractional shares will not be voted. On the record date, KBR had 142,293,835 shares of common stock outstanding. 2020 Proxy Statement 81

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Additional Information Questions and Answers About KBR’s Annual Meeting Who is soliciting my proxy to vote my shares? KBR’s Board of Directors is soliciting your proxy, or your authorization for our representatives to vote your shares. Your proxy will be effective for the May 13, 2020, meeting and at any adjournment or postponement of that meeting. What constitutes a quorum? For business to be conducted at the meeting, a quorum constituting a majority of the shares of KBR common stock issued and outstanding and entitled to vote must be in attendance or represented by proxy. Abstentions and broker non-votes (described below) will be counted for purposes of determining whether a quorum is present at the meeting. If a quorum is not present, the Chairman of the Board or a majority of stockholders present in person (including virtually) or represented by proxy and entitled to vote have the power to adjourn the Annual Meeting, without notice other than an announcement at the Annual Meeting, until a quorum is present. How do I give voting instructions? As described on the enclosed proxy card, proxies may be submitted: • over the Internet, • by telephone, or • by mail. Votes submitted over the Internet or by telephone must be received by 11:59 p.m., Eastern Daylight Time, on Tuesday, May 12, 2020. To attend online and participate in the Annual Meeting, stockholders of record will need to use their control number on their Notice of Internet Availability or proxy card to log into virtualshareholdermeeting.com/KBR2020; beneficial stockholders who do not have a control number may gain access to the meeting by logging into their brokerage firm’s website and selecting the stockholder communications mailbox to link through to the Annual Meeting; instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee. Can I change my vote? You can revoke your proxy at any time before it is voted by: • giving notice of the revocation in writing to KBR’s Corporate Secretary at 601 Jefferson Street, Houston, Texas 77002; • submitting another valid proxy by mail, telephone, or over the Internet that is later dated and, if mailed, is properly signed; or • voting in person (including virtually) at the meeting. What are voting requirements to elect the directors and approve each proposal? To be elected to the Board of Directors in an uncontested election (where the number of nominees equals the number of Board seats available), the number of votes cast “for” a nominee must exceed the number of votes cast “against” the nominee. In accordance with Article III, Section 3 of our Bylaws, any director nominee who is not elected must tender his or her resignation to the Board of Directors and all committees of the Board after the certification of the stockholder vote. The Nominating and Corporate Governance Committee would then assess the appropriateness of such nominee continuing to serve as a director and would make its recommendation to the Board of Directors. The Board of Directors would act on the tendered resignation, and publicly disclose its decision and rationale within 120 days following the certification of the stockholder vote. If the election is contested (if there are more nominees than Board seats), directors will be elected if they receive a plurality of the votes cast. With respect to each matter other than the election of directors, proposals will be adopted if they garner the affirmative vote of a majority of the shares of KBR’s common stock present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the matter. If my shares are held in “street name” (by my broker), how will they be voted? Your broker cannot vote your shares held in street name without instructions from you, except with regard to the ratification of auditors. If you do not give voting instructions for the proposals regarding the Board of Directors or executive compensation, your shares will not be voted. 82 2020 Proxy Statement www.kbr.com

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Additional Information Questions and Answers About KBR’s Annual Meeting This is known as a broker non-vote. Broker non-votes will not be counted or affect the outcome of any proposal. Please vote your shares as promptly as possible by returning your instructions to your broker. What happens if I abstain or withhold my vote on any proposal? Abstentions are counted as present in determining whether the quorum requirement is satisfied. Abstentions from voting will not be counted in determining the outcome of the election of directors. With respect to each matter other than the election of directors, abstentions will be included in the voting tally and will have the same effect as a vote against the proposal. Why didn’t I receive a paper copy of the proxy materials? To expedite delivery, reduce our costs, and decrease the environmental impact of our proxy materials, we used “Notice and Access,” which relies on an SEC rule that permits us to provide proxy materials electronically. By March 30, 2020, we sent a Notice of Internet Availability of Proxy Materials to many of our stockholders containing instructions on how to access our proxy materials online. If you received a Notice, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice explains how to access and review the proxy materials online. The Notice also explains how you may submit your proxy to ensure your shares are voted as you wish. If you received a Notice and would like to receive a copy of our proxy materials, follow the instructions contained in the Notice to request paper copies. Stockholders who do not receive the Notice will continue to receive either a paper or an emailed electronic copy of our proxy statement and Annual Report, which will be sent on or about March 30, 2020. We encourage you to help us reduce printing and mailing costs by signing up for electronic delivery of KBR stockholder communications. With electronic delivery, you will receive documents such as the Annual Report and the proxy statement as soon as they are available. Electronic delivery also can help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery, please follow the instructions on your proxy card to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. What is “householding?” We are sending only one copy of KBR’s annual meeting materials to stockholders who share the same address and last name unless one of those stockholders has notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householded mailing this year and you would like to have additional copies of the Annual Report or proxy statement mailed to you, or you would like to revoke your consent to the householding of documents for the future, please call 1-866-540-7095. You will begin to receive individual copies within 30 days after your request. Unfortunately, householding for stockholders who hold their shares in street name is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you each have an account containing KBR stock at two different brokerage firms, your household will receive two copies of the notice or meeting materials — one from each brokerage firm. To reduce the number of duplicate sets of the notice or meeting materials your household receives, you may wish to enroll some or all of your accounts in our electronic delivery program. See “Why didn’t I receive a paper copy of the proxy materials?” What if I want to introduce a proposal or nominate a director at the 2020 meeting? In order for stockholder proposals or director nominations to have been properly submitted for presentation at our upcoming annual meeting, we must have received notice of the proposal or nomination between January 14, 2020, and February 13, 2020. Proposals and nominations must comply with Article II, Section 9 of our Bylaws. We will disregard any proposal or nomination that does not comply with these requirements. Even if you comply with these requirements, KBR is not obligated to include the proposed business or nominee in our proxy solicitation materials. What if I want to introduce a proposal or nominate a director at the 2021 meeting? If you wish to present a proposal to be considered for inclusion in our proxy materials for our Annual Meeting of Stockholders to be held in 2021, you must submit the proposal in writing to our Corporate Secretary at 601 Jefferson Street, Suite 3400, Houston, Texas 77002, and we must receive that proposal not later than November 30, 2020. Proposals submitted for inclusion in our proxy materials must comply with Rule 14a-8 under the Securities Exchange Act. 2020 Proxy Statement 83

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Additional Information Additional Information Available You also may nominate candidates at our Annual Meeting of Stockholders to be held in 2021 in the manner provided in Article II, Section 9 of our Bylaws, but such nominees will not necessarily be included in KBR’s proxy statement. The Bylaws provide that a stockholder entitled to vote for the election of directors may nominate one or more candidates for election to the Board by complying with required notice procedures. Any such nomination for the 2021 annual meeting must be made pursuant to written notice to our Corporate Secretary at the address set forth above, and must be received between November 30, 2020 and December 30, 2020. The proposed nominee may be required to furnish other information as KBR may reasonably require to determine the eligibility of the proposed nominee to serve as a director. At any meeting of stockholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures. How much will this proxy solicitation cost? The cost of soliciting proxies will be paid by KBR. We retained D.F. King & Co., Inc. to aid in this solicitation. For these services, we will pay D.F. King & Co., Inc. $8,500 and reimburse that firm for out-of-pocket expenses. Some executive officers and other employees of KBR also may solicit proxies personally, by telephone, mail, facsimile or other means of communication, if deemed appropriate, but will not receive additional compensation for these efforts. KBR will, upon request, reimburse banks, brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of KBR common stock. Will any other issues be raised at the meeting? As of the date of this proxy statement, we know of no business that will be presented at the 2020 Annual Meeting of Stockholders other than the matters described in this proxy statement. If any other matters should properly come before the Annual Meeting of Stockholders for action by stockholders, proxies will be voted on those matters in accordance with the judgment of the person or persons voting the proxies. Additional Information Available KBR files an Annual Report on Form 10-K with the U.S. Securities and Exchange Commission. Stockholders may obtain a copy of this report (without exhibits), without charge, by writing to KBR’s Investor Relations Department at 601 Jefferson Street, Suite 3400, Houston, Texas 77002. Forward Looking Statement This proxy statement contains forward-looking statements regarding our plans, objectives, goals, strategies, future events, future financial performance and other information that is not historical. When used in this proxy statement, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” or future or conditional verbs such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. Such statements are based upon our current expectations and various assumptions, which are made in good faith, and we believe there is a reasonable basis for them. However, because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from the forward-looking statements contained in this proxy statement. Additional information about potential risk factors that could affect our business and financial results is included in our most recently filed Form 10-K, any subsequent Form 10-Qs and 8-Ks, and any other U.S. Securities and Exchange Commission Filings. We caution you not to place undue reliance on the forward-looking statements included in this proxy statement, which speak only as of the date hereof. We disclaim any intent or obligation, except as required by law, to revise or update this information to reflect new information or future events or circumstances. ____8> c 84 2020 Proxy Statement www.kbr.com

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Additional Information Non-GAAP Reconciliation: Adjusted EBITDA and Adjusted EPS Non-GAAP Reconciliation: Adjusted EBITDA and Adjusted EPS EBITDA is defined as earnings before interest income / expense, income taxes, other non-operating income / expense, depreciation and amortization. ($in millions) Fiscal Year 2019 Fiscal Year 2018 Net income attributable to KBR $ 202 $ 281 Add Back: Interest expense 99 66 Provision (benefit) for income taxes 59 86 Other non-operating expense (5) 6 Depreciation & amortization 104 63 EBITDA $ 459 $ 502 Add Back: Legacy Legal Fees 10 11 Acquisition and integration related expense 2 7 Aspire Defence (gain) loss on consolidation 0 (108) ADJUSTED EBITDA $ 471 $ 412 EPS (Diluted) $ 1.41 $ 1.99 Add Back: Legacy legal fees 0.05 0.06 Non-cash imputed interest on conversion option 0.06 0.01 Acquisition & Integration related expenses 0.02 0.04 Amortization related to Aspire Defence acquisition 0.08 0.06 Aspire Defence gain on consolidation 0.00 (0.63) Incremental Interest on Ichthys Funding 0.07 0.00 ADJUSTED EPS $ 1.69 $ 1.53 2020 Proxy Statement 85

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ZERO HARM KBR.COM Listed on the NYSE: KBR © 2020 KBR, Inc. All rights reserved.

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